                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement

                                          [_] CONFIDENTIAL, FOR USE OF THE
[_] Definitive Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                            CABLE TV FUND 12-B, LTD.
             -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
             -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies: Limited Partnership Interests
    (2) Aggregate number of securities to which transaction applies: 111,035
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Pursuant to Rule 0-11(c)(2), the transaction valuation is based upon the $141,718,000 sales price to be paid to Cable TV Fund 12-B, Ltd. by Jones Intercable, Inc. in connection with the transaction that is the subject of the proxy solicitation.
    (4) Proposed maximum aggregate value of transaction: $141,718,000
    (5) Total fee paid: $28,343.60

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:

                                                   REVISED PRELIMINARY COPY

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

       NOTICE OF VOTE OF THE LIMITED PARTNERS OF CABLE TV FUND 12-B, LTD.

To the Limited Partners of Cable TV Fund 12-B, Ltd.:

  A special vote of the limited partners of Cable TV Fund 12-B, Ltd. (the "Partnership") is being conducted through the mails on behalf of the Partnership by Jones Intercable, Inc., the general partner of the Partnership, for the purpose of obtaining limited partner approval of the sale, to Jones Intercable, Inc. or one of its wholly owned subsidiaries, of the Augusta, Georgia cable television system (the "Augusta System") owned by the Partnership, for $141,718,000 in cash, subject to normal closing adjustments. Information relating to this matter is set forth in the accompanying Proxy Statement.

  If the limited partners approve the proposed sale of the Augusta System and if the transaction is closed, the Partnership will distribute the net sale proceeds to its partners and it is estimated that the limited partners will receive $844 for each $500 limited partnership interest. The Partnership nevertheless will continue to own a nine percent interest in the cable television systems serving Palmdale/Lancaster, California, Albuquerque, New Mexico and Tampa, Florida, through its investment in the Cable TV Fund 12-BCD Venture, until those systems also are sold, and the Partnership will continue in business as a public entity subject to the informational reporting requirements of the Securities Exchange Act of 1934.

  Only limited partners of record at the close of business on April 30, 1995 are entitled to notice of, and to participate in, this vote of limited partners.

  It is very important that all limited partners participate in the voting. The Partnership's ability to complete the transaction discussed in the Proxy Statement and the Partnership's ability to make a distribution to its partners of the net proceeds of the sale of the Augusta System pursuant to the terms of the Partnership's limited partnership agreement are dependent upon the approval of the transaction by the holders of a majority of the Partnership's limited partnership interests.

  Jones Intercable, Inc., as general partner of the Partnership, urges you to sign and return the enclosed proxy as promptly as possible. The proxy should be returned in the enclosed envelope.

                                          JONES INTERCABLE, INC.
                                          General Partner

                                              [SIGNATURE OF
                                           ELIZABETH M. STEELE
                                               APPEARS HERE]

                                          Elizabeth M. Steele
                                          Secretary

Dated: May 31, 1995

                                                   REVISED PRELIMINARY COPY

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112

                                PROXY STATEMENT

                        VOTE OF THE LIMITED PARTNERS
                         OF CABLE TV FUND 12-B, LTD.

  This Proxy Statement is being furnished in connection with the solicitation of the written consents of the limited partners of Cable TV Fund 12-B, Ltd. (the "Partnership") by Jones Intercable, Inc., the general partner of the Partnership (the "General Partner"), on behalf of the Partnership, for the purpose of obtaining limited partner approval of the sale of the Augusta, Georgia cable television system (the "Augusta System") owned by the Partnership, for $141,718,000 in cash, subject to normal closing adjustments. The Augusta System is proposed to be sold to the General Partner or to one of its wholly owned subsidiaries.

  Proxies in the form enclosed, properly executed and duly returned, will be voted in accordance with the instructions thereon. Limited partners are urged to sign and return the enclosed proxy as promptly as possible. Proxies cannot be revoked except by delivery of a proxy dated as of a later date. Officers and other employees of the General Partner may solicit proxies by mail, by fax, by telephone or by personal interview. The deadline for the receipt of proxy votes is September 30, 1995, unless extended, but the vote of the Partnership's limited partners will be deemed to be concluded on the date that the General Partner, on behalf of the Partnership, is in receipt of proxies executed by the holders of a majority of the limited partnership interests either consenting to or disapproving of the proposed transaction.

  The Partnership has only one class of limited partners and no limited partner has a right of priority over any other limited partner. The participation of the limited partners is divided into limited partnership interests and each limited partner owns one limited partnership interest for each $500 of capital contributed to the Partnership.

  As of February 28, 1995, the Partnership had 111,035 limited partnership interests outstanding held by approximately 8,075 persons. There is no established trading market for such interests. To the best of the General Partner's knowledge, no person or group of persons beneficially own more than five percent of the limited partnership interests. The General Partner owns no limited partnership interests. Officers and directors of the General Partner own a total of 45 limited partnership interests and all directors and officers of the General Partner, individually and as a group, own less than one percent of the limited partnership interests. To the best of the General Partner's knowledge, the 45 limited partnership interests owned by officers and directors of the General Partner will be voted in favor of the proposed transaction. Only limited partners of record at the close of business on April 30, 1995 will be entitled to notice of, and to participate in, the vote.

  THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

  Upon the consummation of the proposed sale of the Augusta System, the Partnership will pay all of its indebtedness, which totalled approximately $38,728,000 at March 31, 1995, including the approximately $44,000 owed to the General Partner, and then the Partnership will distribute the net sale proceeds to its partners. Once this anticipated distribution has been made, limited partners will have received $844 for each $500 limited partnership interest, or $1,689 for each $1,000 invested in the Partnership.

  The Partnership has a nine percent ownership interest in the Cable TV Fund 12-BCD Venture (the "Venture"), a Colorado general partnership in which Cable TV Fund 12-C, Ltd. has a 15 percent ownership interest and Cable TV Fund 12-D, Ltd. has a 76 percent ownership interest. The Venture currently owns three cable television systems serving the areas in and around Palmdale/Lancaster, California, Albuquerque, New Mexico and Tampa, Florida (the "Venture Systems"). The Venture will continue to own and operate the Venture Systems until such time as the investment objectives of the Partnership and the Venture with respect to the Venture Systems have been met. There are no agreements yet in place with respect to the sale of any of the Venture Systems, and the General Partner cannot predict when the Partnership will be terminated and dissolved because it cannot be determined at this time when all of the Venture Systems ultimately will be sold. As of December 31, 1994, the Augusta System comprised 86 percent of the Partnership's assets and 76 percent of its revenues, while the Partnership's nine percent ownership interest in the Venture comprised 14 percent of the Partnership's assets and 24 percent of its revenues. After the sale of the Augusta System, the Partnership will continue to be a public entity subject to the informational reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act").

  Limited partners should note that there are certain income tax consequences of the proposed sale of the Augusta System, which are outlined herein under the caption "Federal and State Income Tax Consequences."

  The Board of Directors of the General Partner approved the proposed sale of the Augusta System and the General Partner recommends approval of the transaction by the holders of the Partnership's limited partnership interests. In determining the fairness of the proposed transaction, the General Partner followed the procedures required by Section 2.3(b)(iv)(b) of the Partnership's limited partnership agreement (the "Partnership Agreement"), which provides that the Partnership's cable television systems may be sold to the General Partner or to one of its affiliates if the price paid by the General Partner or such affiliate is not less than the average of three separate independent appraisals of the fair market value of the system to be sold. Because the purchase price to be paid by the General Partner is the average of three separate independent appraisals of the fair market value of the Augusta System, the Board of Directors of the General Partner has concluded that the consideration to be paid by the General Partner to the Partnership for the Augusta System is fair and reasonable.

  The proposal that is the subject of this proxy solicitation will be adopted only if approved by the holders of a majority of the limited partnership interests. Each limited partnership interest entitles the holder thereof to one vote on the proposal. Because the Partnership Agreement requires that the proposal to sell the Augusta System be approved by the holders of a majority of the limited partnership interests, abstentions and non-votes will be treated as votes against the proposal. Because limited partners do not have dissenters' or appraisal rights in connection with the proposed sale of the Augusta System, if the holders of a majority of the limited partnership interests approve the proposal, all limited partners will receive a distribution of the net sale proceeds in accordance with the procedures prescribed by the Partnership Agreement regardless of how or whether they vote on the proposal.

  The approximate date on which this Proxy Statement and Form of Proxy are being sent to limited partners is May 31, 1995.

                                SPECIAL FACTORS

THE PARTNERSHIP'S INVESTMENT OBJECTIVES

  The Partnership was formed to acquire, develop, operate and, ultimately, sell cable television systems in the United States. Throughout the life of the Partnership, the General Partner has sought to attain the Partnership's investment objectives. At formation, the primary objectives of the Partnership were to obtain capital appreciation in the value of the Partnership's cable television properties; to generate tax losses that could be used to offset taxable income of limited partners from other sources; and to obtain equity build-up through debt reduction. It has been contemplated from the outset of the Partnership's existence that capital appreciation in Partnership cable television properties would be converted to cash by a sale of such properties at such time as the General Partner determined that the Partnership's investment objectives had substantially been achieved. It also was contemplated from the outset of the Partnership's existence that the General Partner or one of its affiliates could be the purchaser of the Partnership's cable television properties.

  The Partnership acquired the Augusta System from an unaffiliated party on August 30, 1985. Based upon the track record of prior public partnerships sponsored by the General Partner that had liquidated or were in the process of liquidating their assets during the period that limited partnership interests in the Partnership were being sold and based upon disclosures made to prospective investors about the Partnership's investment objectives in the Cable TV Fund 12 prospectus and accompanying sales brochure, investors in the Partnership reasonably could have anticipated that the Partnership's investment objectives would be achieved and its assets liquidated after a holding period of approximately five to seven years. Due to the uncertain and then adverse regulatory environment that developed in the early 1990s for the cable television industry, the resultant decline in the prices for cable television systems and the subsequent inactivity in the cable television system marketplace, the General Partner determined that it would be prudent to delay the sale of the Augusta System until market conditions improved, and as a result the Augusta System has been held by the Partnership for almost ten years.

  The purpose of the sale of the Augusta System, from the Partnership's perspective, is to attain the Partnership's primary investment objective, i.e., to convert the Partnership's capital appreciation in the Augusta System to cash. The sale proceeds will be used to repay all outstanding indebtedness of the Partnership, with the remaining sale proceeds to be distributed to the partners of the Partnership in accordance with the distribution procedures established by the Partnership Agreement. The sale of the Augusta System is thus the necessary final step in the Partnership's accomplishment of its investment objectives with respect to the Augusta System.

  The Partnership was formed in June 1985 as a Colorado limited partnership in connection with a public offering of its limited partnership interests. The Augusta System was acquired by the Partnership in August 1985. Since its acquisition, the Partnership has upgraded the technical quality and capability of the Augusta System, including a major fiber optic rebuild, and has expanded the area originally served by the Augusta System through construction of cable plant extensions. The Partnership has been successful in increasing the cable television service penetration in areas served by the Augusta System. The Partnership enhanced revenues of the Augusta System through adjustments in rates charged to subscribers and through the addition of new services, such as advertising sales and pay-per-view programming. A more detailed discussion of the Augusta System is set forth below under the captions "Special Factors, Reasons for the Timing of the Sale" and "Proposed Sale of Assets, The Augusta System."

  A sale of the Partnership's cable systems, the repayment of all of the Partnership's debt and the distribution of the net sale proceeds to partners were the means originally contemplated by the General Partner and the limited partners to accomplish the Partnership's investment objectives. The General Partner determined that a sale of the Augusta System for cash was the best means of providing limited partners with liquidity and the best way for the limited partners to realize the capital appreciation in the Augusta System.

  Upon the sale by the Venture of its cable television systems located in Houghton/Hancock, Michigan in August 1987 and California City, California in April 1992, the sale proceeds were used to reduce the Venture's indebtedness and none of the sale proceeds were distributed to the Partnership. The Partnership thus has made no prior distributions to its partners.

THE GENERAL PARTNER'S OBJECTIVES

  Like many of the other major cable television system operators in the United States, the General Partner is seeking, through acquisitions and/or trades of cable television systems, to group the cable television systems that it owns and operates into geographical clusters. The purpose of the transaction, from the General Partner's perspective, is to acquire a valuable cable television system operating in a marketplace adjacent to the North Augusta, South Carolina cable television system already owned by the General Partner that currently serves approximately 15,475 basic subscribers and has approximately 9,690 premium channel subscriptions using approximately 517 miles of cable plant passing approximately 24,060 dwelling units (the "North Augusta System"). The Augusta System and the North Augusta System currently are managed as one, and the General Partner intends to continue to manage the systems as one to realize the benefits of operating efficiencies and economies of scale. Acquisition of the Augusta System accomplishes the General Partner's geographical clustering goal because not only is it adjacent to the North Augusta System, but it is in relatively close proximity to other cable television systems owned and/or operated by the General Partner in the neighboring states of South Carolina and Florida.

  In contrast to the Partnership, which is a Colorado limited partnership with a finite term and which sought cable television properties with high growth potential during a holding period of approximately five to seven years, the General Partner, a Colorado corporation with perpetual existence, is seeking to acquire mature cable television systems that can generate a steady stream of income and that may appreciate in value over a longer holding period. The Augusta System satisfies this objective of the General Partner.

  The General Partner also may be in a better position than the Partnership to access both debt and equity to finance the long-term development of the Augusta System. The General Partner may be able to leverage the Augusta System at a higher level than the Partnership has done and, accordingly, the General Partner may be able to generate a greater return on its investment in the Augusta System than the Partnership would be able to do within the same time period. Because the General Partner's horizon is much longer term than the Partnership's, and the General Partner will not need to sell the Augusta System to achieve its objectives, it can better withstand the competition and regulatory risks inherent in long-term holding and development of the Augusta System.

RELEVANT PROVISIONS OF THE PARTNERSHIP AGREEMENT

  Section 2.2(k) of the Partnership Agreement provides that the sale of all or substantially all of the Partnership's assets is subject to the approval of the holders of a majority of the Partnership's limited partnership interests. Because the Augusta System represents 86 percent of the Partnership's assets and 76 percent of its revenues, the sale of the Augusta System to the General Partner is being submitted for limited partner approval.

  Section 2.3(b)(iv)(b) of the Partnership Agreement permits the Partnership to sell any or all of its cable television systems directly to the General Partner or one or more of its affiliates if the system to be sold has been held by the Partnership for at least three years, unless it is part of, or related to, another system that has been held for three years, and provided that the price paid to the Partnership by the General Partner is not less than the average of three separate independent appraisals of the particular cable television system or systems being sold, and that the cost of such appraisals are not borne by the Partnership. Because the Augusta System has been held by the Partnership for at least three years and the purchase price to be paid by the General Partner is the average of three separate independent appraisals of the fair market value of the Augusta System obtained at the General Partner's expense, the requirements of Section 2.3(b)(iv)(b) of the Partnership Agreement have been satisfied.

REASONS FOR THE TIMING OF THE SALE

  The decision to proceed with the sale of the Augusta System at this time was based upon the General Partner's determination that the Partnership has substantially achieved its investment objectives with respect to the Augusta System. The Augusta System has appreciated in value through the General Partner's operational expertise, general economic factors and certain other developments such as the favorable regulatory environment during the first half of the holding period and improvements in satellite technology generally benefiting the cable television industry. This appreciation can best be seen by the fact that the Augusta System was purchased for $57,850,000, $60,500,000 in capital expenditures have been made by the Partnership and the Augusta System is now proposed to be sold for $141,718,000, a difference of $23,368,000 between the amount invested in the Augusta System and the sales price.

  The Partnership has a finite legal existence of 17 years, ten of which have passed. It was not intended, however, that the Partnership would hold its cable systems for the full 17-year period. Although it was not possible at the outset of the Partnership to determine precisely how quickly the investment objectives with respect to any particular system would be achieved, investors were informed that the General Partner's past experience had shown that five to seven years was the average length of time from the acquisition of a cable system to its sale. An investor in the Partnership also was able, of course, to examine the track record of the General Partner's prior public partnerships, which, at the time of the Partnership's formation, showed that prior partnerships had rarely held their cable systems for any longer than six years.

  When investing in the Partnership, by virtue of the provisions of the Partnership Agreement, the limited partners vested in the General Partner the right and responsibility to determine when the Partnership's investment objectives had been substantially achieved. The Augusta System was acquired because, in the opinion of the General Partner at the time of the Augusta System's acquisition, it had the potential for capital appreciation within a reasonable period of time. It is the General Partner's opinion that during the approximately ten years that the Augusta System has been held by the Partnership, the Partnership's investment objectives with respect to the Augusta System have been achieved.

  The General Partner generally considered the benefits to the Limited Partners that might be derived by holding the Augusta System for an additional period of time. The General Partner assumed that the Augusta System probably will continue to appreciate in value and that as a result the Augusta System might be able to be sold for a greater sale price in the future. The General Partner weighed these assumptions against the potential risks to investors from a longer holding period, i.e., the risk that regulatory and/or competitive developments could cause the Augusta System to decline in value, which could result in a lesser sale price in the future. Weighing all of these factors, the General Partner concluded that now rather than later was the time to sell the Augusta System.

  The Partnership's decision to sell the Augusta System at this time was greatly influenced by the fact that the contemplated holding period of five to seven years has been exceeded. The Augusta System was not sold earlier because of the uncertain and then adverse regulatory environment that developed in the early 1990s for the cable television industry.

  During the early 1990s, for example, prices for cable television systems were adversely affected by the fact that loans from commercial banks to cable television system operators became more difficult to obtain. The inability of potential purchasers of cable television systems to obtain loans to leverage the purchase of cable television systems on terms historically available to purchasers of cable television systems kept potential purchasers out of the cable television system marketplace. This reduced demand for systems adversely affected cable system resale values. The reluctance of commercial banks to make loans to cable television system operators on terms historically available was attributable to two factors that no longer exist: (i) the classification by federal banking regulators of loans to cable television system operators as highly leveraged transactions, and (ii) the uncertainty about the effects of rate reregulation on cable television systems' operating cash flow during the several year periods before and after the enactment in 1992 of the federal law reregulating the cable television industry.

  In the several years prior to the enactment of the Cable Television Consumer Protection and Competition Act of 1992 (the "1992 Cable Act"), the prices for cable television systems also were depressed by speculation in the industry about the provisions to be included in cable reregulation legislation pending before Congress. During the months leading up to the enactment of the 1992 Cable Act, industry appraisers were reluctant to appraise cable television systems because of their inability to predict the effects of rate reregulation while the pending legislation was constantly being revised and rewritten.

  The enactment of the 1992 Cable Act, which became effective on December 4, 1992, caused significant changes to the regulatory environment in which the cable television industry operates. The 1992 Cable Act generally mandates a greater degree of regulation of the cable television industry than existed previously. Under the 1992 Cable Act's definition of effective competition, nearly all cable systems in the United States, including the Augusta System, became subject to rate regulation of basic and tier cable services. In April 1993, the FCC adopted regulations governing rates for basic and tier services. In compliance with these rules, the Partnership reduced rates charged for certain regulated services provided by the Augusta System effective September 1, 1993. These initial rate reductions resulted in some decrease in revenues and operating income before depreciation and amortization; however, the decrease was not as severe as originally anticipated because the General Partner undertook actions to mitigate the rate reductions primarily through new service offerings, product remarketing and repackaging and marketing efforts directed at non-subscribers.

  On February 22, 1994, however, the FCC adopted several additional rate orders, including an order that revised its earlier-announced regulatory scheme with respect to rates. The FCC's 1994 regulations generally required additional rate reductions, absent a successful cost-of-service showing, of 17 percent of September 30, 1992 rates, adjusted for inflation, channel modifications, equipment costs and increases in programming costs. On February 22, 1994, the FCC also adopted interim cost-of-service regulations. Under these interim guidelines, rate reductions are not required of cable systems that can successfully demonstrate that their rates for basic and other regulated programming services are justified and reasonable using cost-of-service standards. The FCC established an interim industry-wide 11.25 percent permitted rate of return, and requested comments on whether this standard and other interim cost-of-service standards should be made permanent.

  After analyzing the effects of the two methods of rate regulation, the General Partner concluded that the Partnership should file a cost-of-service showing for the Augusta System. The General Partner anticipates that no further reductions in basic and tier service rates will be required of the Augusta System and thus the General Partner believes that there will be no further reduction in the Augusta System's revenues or operating income resulting from the FCC's rate regulations. The cost-of-service showing for the Augusta System has not as yet received final approval from the system's franchising authorities, however, and there can be no assurance that the Partnership's cost-of-service showing will prevent further rate reductions until such final approval is received.

  The cable television system marketplace is finally emerging from the approximately five years of transactional sluggishness attributable to the foregoing regulatory uncertainties and developments. Because there is now some renewed activity in the cable television system marketplace, and because prices for certain cable television systems are approaching levels last seen during the late 1980s, the General Partner decided, on behalf of the Partnership, to proceed with the sale of the Augusta System at this time.

  Another reason for the timing of the sale of the Augusta System from the Partnership's perspective is the developing potential competition from Direct Broadcast Satellite ("DBS") systems. Two operators of wide-scale DBS systems began operations in 1994 and are able to distribute programming to subscribers with a roof top or wall-mounted antenna by high-powered DBS satellites to most areas of the United States. Potential competition from telephone companies that are expected to be allowed to compete directly with cable television systems in the near future also was a factor in the timing of the sale. The Partnership has limited access to the capital that may be required to make the technological improvements to the Augusta System, such as increasing channel capacity or further converting to fiber optic cable, that may be necessary for the Augusta System to compete successfully with providers of DBS or other wireless cable services or telephone companies that may enter some or all of the markets served by the Augusta System. The Partnership is limited in its ability to obtain additional equity financing, in part because the limited partnership interests are non-assessable. The Partnership Agreement also contains limits on the amounts that the Partnership can borrow. And, the Partnership directly owns only one asset, the Augusta System, to use as collateral for borrowings.

  The General Partner, on the other hand, has been a multiple system cable owner and operator for over twenty years and has longer term objectives. It can thus better withstand the risks of a longer holding period. For example, if significant competition to the Augusta System were to materialize, the General Partner would be in a better position than the Partnership to finance the marketing campaigns or technological improvements to the Augusta System necessary to meet such competition because of the General Partner's greater access to the debt and equity markets. The General Partner has a large pool of assets that can be used to collateralize borrowings from commercial banks or other sources of debt financing. The General Partner also has better access to the debt and equity securities marketplace to finance expenditures that may become necessary to meet future competition.

  In determining that now was the time for the Partnership to sell the Augusta System, the General Partner also took into account that because the limited partners have used 100 percent of their "at risk" basis in the Partnership, the limited partners likely will derive no significant tax benefits from a longer holding period. The General Partner's belief that tax benefits have been substantially realized is based on information gathered by the General Partner and supplied annually to the limited partners on Schedule K-1, Form 1065, which reveals that the limited partners' "at risk" basis in the Partnership has been reduced to zero. The "at risk" basis of the limited partners is important because a limited partner cannot deduct his share of Partnership losses in excess of his basis. Although the deduction of Partnership losses may also be limited by the application of the passive loss rules, the passive loss rules allow deduction of losses to the extent of passive income. When, however, the limited partners' "at risk" basis is reduced to zero, they can no longer offset their taxable income with Partnership losses.

  From the General Partner's perspective, the timing of its decision to seek to purchase the Augusta System was influenced by the fact that the General Partner completed several major transactions in 1994 that have given it the financial resources to acquire cable television systems from its managed limited partnerships and from unaffiliated sellers of cable television systems. The General Partner has had long-standing, publicly announced plans to acquire for its own account those cable television systems operated by the General Partner on behalf of its managed limited partnerships that meet the General Partner's objectives, including its geographical clustering objectives, when the partnerships holding such systems have accomplished their investment objectives with respect to such systems and when the General Partner has the financial resources to acquire such systems.

  On December 20, 1994, Bell Canada International Inc. ("BCI") purchased 7,414,300 newly issued shares of the General Partner's Class A Common Stock at $27.50 per share for approximately $204,000,000. This transaction followed the May 1994 purchase by BCI of 2,500,000 newly issued shares of the General Partner's Class A Common Stock at $22.00 per share for $55,000,000. These two transactions resulted in BCI acquiring an approximate 30 percent economic interest in the General Partner for a total consideration of approximately $259,000,000. BCI also has committed to invest up to an additional $141,000,000 to maintain its 30 percent economic interest in the event the General Partner offers additional shares of its Class A Common Stock. BCI also has the right to maintain or increase its ownership in the General Partner by investing amounts beyond the $400,000,000 commitment.

  Also on December 20, 1994, Jones International, Ltd. ("International"), which is wholly owned by Glenn R. Jones, the chairman and chief executive officer of the General Partner, as well as certain subsidiaries of International and Mr. Jones individually, granted BCI options to acquire 2,878,151 shares of the General Partner's Common Stock. Except in limited circumstances, the options will only be exerciseable during the eighth year after December 20, 1994. The exercise of such options would result in BCI holding a sufficient number of shares of the Common Stock of the General Partner to enable BCI to elect 75 percent of the General Partner's Board of Directors. BCI is a wholly owned subsidiary of BCE Inc., Canada's largest telecommunications company.

  Therefore, in light of all of the above factors, the General Partner has determined that now is the appropriate time for the Partnership to convert its capital appreciation in the Augusta System to cash through the sale to the General Partner.

CERTAIN EFFECTS OF THE SALE

  Upon consummation of the sale of the Augusta System to the General Partner, the proceeds of the sale will be used to repay all indebtedness of the Partnership and then the Partnership will distribute the remaining net sale proceeds to the limited partners and to the General Partner pursuant to the terms of the Partnership Agreement. Investors first will receive their initial capital contributions to the Partnership, and the balance will be distributed 75 percent to the limited partners and 25 percent to the General Partner, in accordance with the terms of the Partnership Agreement. Based upon the pro forma financial information as of March 31, 1995, as a result of this distribution, the limited partners of the Partnership, as a group, will receive approximately $93,797,873 and the General Partner will receive approximately $12,760,124. Both the limited partners and the General Partner will be subject to federal income tax on the income resulting from the sale of the Augusta System. See the detailed information below under the caption "Federal and State Income Tax Consequences."

  After the sale of the Augusta System, the Partnership will continue to own a nine percent interest in the Venture until such time as all of the Venture Systems also are sold.

  Another effect of the sale is that it will result in the General Partner owning and operating the Augusta System. Thus, as a result of the transaction, the General Partner will make a substantial equity investment in the Augusta System and it will have a greater equity ownership interest in the Augusta System than it does now as general partner of the Partnership. Instead of the residual 25 percent interest in the net proceeds from the sale of the Augusta System that the General Partner will receive, the General Partner will have a 100 percent interest in any future capital appreciation of the Augusta System. The General Partner also will bear the risks of system losses and any diminution in system value. As the general partner of the Partnership, the General Partner earns management fees and receives reimbursement of its direct and indirect expenses allocable to the operation of the Augusta System. The General Partner's right to receive such fees and reimbursements will terminate on the sale of the Augusta System.

  As a result of the sale of the Augusta System to the General Partner, the General Partner will acquire all of the tangible and intangible property of the Augusta System. For federal income tax purposes, the General Partner must allocate the $141,718,000 purchase price among the tangible and intangible assets that it acquires, and it will determine the appropriate amount of depreciation based upon this allocation of the purchase price.

  Neither Colorado law nor the Partnership Agreement afford dissenters' or appraisal rights to limited partners in connection with the proposed sale of the Augusta System. If the proposed transaction is approved by the holders of a majority of limited partnership interests, all limited partners will receive a distribution in accordance with the procedures prescribed by the Partnership Agreement.

RECOMMENDATION OF THE GENERAL PARTNER AND FAIRNESS OF THE PROPOSED SALE OF
ASSETS

  The General Partner believes that the proposed sale of the Augusta System and the distribution of the net proceeds therefrom are both procedurally and substantively fair to all unaffiliated limited partners of the Partnership, and it recommends that the limited partners approve the transaction. The General Partner, because of its 25 percent share of the residual sale proceeds, has an economic interest parallel to the economic interest of the limited partners in seeing to it that the Augusta System is sold for a fair price.

  The General Partner's recommendation that the limited partners approve the sale of the Augusta System and its fairness determination should not be deemed to be free from conflicts of interest, however, in light of the fact that the General Partner or one of its wholly owned subsidiaries is the proposed purchaser of the Augusta System. Because the purchaser of the Augusta System would benefit from a lower sales price, the General Partner also has an economic interest in conflict with the economic interest of the limited partners.

  In determining the substantive and procedural fairness of the proposed transaction, the General Partner considered each of the following factors, all of which had a positive effect on its fairness determination. The factors are listed in descending order of importance, i.e., the first factor listed was given the most weight in the determination that the proposed transaction is fair, although, as a practical matter, this is an approximation of the weight given to each factor because the General Partner believes that each factor is relevant and the General Partner was not able to weigh each factor precisely:

    (i) The limited partnership interests are at present illiquid and the cash to be distributed to limited partners as a result of the proposed sale of the Augusta System will provide limited partners with liquidity and with the means to realize the appreciation in the value of the Augusta System;

    (ii) The purchase price represents the fair market valuation of the Augusta System as determined by the average of three separate appraisals of the Augusta System by qualified independent appraisers;

    (iii) The sale will result in total distributions to limited partners of the Partnership of approximately $1,689 per $1,000 of limited partnership capital invested in the Partnership, which, assuming an average holding period of approximately ten years, equates to an after-tax internal rate of return of approximately 4.6 percent;

    (iv) The Partnership has held the Augusta System for approximately ten years, a holding period beyond that originally anticipated;

    (v) The conditions and prospects of the cable television industry in which the Partnership is engaged, including the current adverse regulatory environment, the developing threat of competition from DBS services and telephone companies, and the working capital and other financial needs of the Partnership if it were to continue to operate the Augusta System;

    (vi) The terms and conditions of the purchase and sale agreement by and between the Partnership and the General Partner, including the fact that the purchase price will be paid in cash, the fact that the General Partner will not require the Partnership to make many of the representations and warranties about the Augusta System or give indemnities that are customarily given in transactions of this nature, the fact that the General Partner's obligation to close is not contingent upon its ability to obtain financing, the fact that transfers of the Augusta System's cable television franchises from the Partnership to the General Partner do not need the approval of local franchising authorities, which might be required if the Augusta System were being sold to an unaffiliated party, and the fact that the Partnership will pay no brokerage fees upon the sale of the Augusta System, which it likely would have paid if the Augusta System were being sold to an unaffiliated party;

    (vii) The tax benefits to the limited partners of the Partnership's investment in the Augusta System have been substantially realized because the limited partners' "at risk" basis has been reduced to zero; and

    (viii) The sale is being conducted in accordance with the terms of the Partnership Agreement, including the fact that the proposed transaction will not occur unless it is approved by the holders of at least a majority of the limited partnership interests (less than one percent of which are owned by affiliates of the General Partner).

  Certain officers of the General Partner worked with each of the three independent appraisers hired to prepare fair market value appraisals of the Augusta System, providing them with current and historical profit and loss statements for the Augusta System and with current subscriber reports. The officers and directors of the General Partner received the final appraisal reports. The members of the Board of Directors of the General Partner adopted the analyses and conclusions of Malarkey-Taylor Associates, Inc., which valued the Augusta System at $141,854,000, because Malarkey-Taylor Associates, Inc.'s valuation procedures, assumptions and methodologies most closely approximate the valuation procedures, assumptions and methodologies used by the General Partner's management in evaluating cable television systems. The General Partner's Board of Directors did not specifically adopt the $141,854,000 value placed on the Augusta System by Malarkey-Taylor Associates, Inc., but the Board did consider the fact that the value determined by this appraisal firm was very close to the average of the three appraisals ($141,718,000) and concluded that this fact supported its fairness determination.

  The General Partner considered the fact that the $141,718,000 purchase price to be paid to the Partnership for the Augusta System represents the average of three independent appraisals of the current fair market value of the Augusta System to be very persuasive evidence of the fairness of the proposed transaction. The fair market valuations of the Augusta System were done by respected industry appraisers using customary measures of value, i.e., determining present value of projected cash flow, applying multiples to current and projected cash flow, and comparing the fair market valuation per subscriber to comparable cable television system sales. In the opinion of the General Partner, the fact that different valuation methods were used in preparing the three separate independent fair market value appraisals lends further support to its determination of fairness. Based upon the General Partner's experience in analyzing appraisals of cable television system values, it was not surprised that the three appraisal firms assigned different values to the Augusta System. The General Partner has worked with these firms in the past and these firms have not arrived at the same values in previous appraisals. The General Partner believes it is usual and appropriate for appraisal firms to come to separate and independent conclusions. Indeed, one of the reasons that the Partnership Agreement requires the General Partner to obtain three separate independent appraisals of value is to afford the Partnership and the unaffiliated limited partners with the benefit of three separate valuation analyses. In light of the foregoing, the General Partner believes that the fact that one firm appraised the Augusta System at $147,000,000 no more detracts from its fairness determination than the fact that one firm appraised the Augusta System at $136,300,000 supports its fairness determination. Based upon the General Partner's knowledge of and experience in the cable television industry, and its review and consideration of the appraisals, it has concluded that the values for the Augusta System determined by the three appraisals are fair and within the range of values seen in the marketplace for comparable cable television systems in similar condition.

  The $141,718,000 purchase price represents the current fair market value of the Augusta System on a going concern basis. The $141,718,000 purchase price for the Augusta System also compares favorably to the approximately $14,851,000 net book value of the Augusta System ($268 per $1,000 of limited partnership capital) at March 31, 1995. The liquidation value of a cable television system, i.e., the sale of the system on other than a going concern basis, is not usually considered to be an accurate indicator of the value of a cable television system, primarily because the assets of a cable television system typically are worth less when considered separately than when considered as a going concern. The assets of a cable television system consequently are not normally sold or purchased separately. A fair market valuation of a system should, in the General Partner's view, be a valuation of the system as a going concern. The liquidation value of the Augusta System therefore was not considered by the General Partner in reaching its determination of fairness.

  Because there has never been an established trading market for the Partnership's limited partnership interests, the General Partner did not have access to any reliable, official information about the historical or current market prices for the Partnership's limited partnership interests in the very limited secondary market where such interests from time to time have been sold. The General Partner believes that such secondary market deeply discounts the underlying value of the limited partnership interests due to their highly illiquid nature. Therefore, even if trading information were available, the historical or current market prices for the Partnership's limited partnership interests would not be indicative of the value of the Partnership's cable television system assets. For these reasons, the General Partner did not consider the historical or current market prices for the partnership interests when reaching its fairness determination.

  The fairness of the transaction is also demonstrated in an analysis of certain of the terms and conditions of the purchase and sale agreement between the Partnership and the General Partner, which favor the interests of the Partnership. There is no financing contingency to closing. Because of the General Partner's existing extensive knowledge about the Augusta System, the Partnership has not been required to make many of the representations and warranties about the quality of the Augusta System's tangible assets, the quantity of the Augusta System's subscribers or the validity of the Augusta System's intangible assets customarily found in cable television system transactions. The Partnership also has not been asked to give warranties about the Augusta System's rates as justified by the system's cost-of-service filing. In addition, the Partnership is not required to indemnify the purchaser for defects discovered by the purchaser after the closing. This frees the Partnership from having to reserve a portion of the sale proceeds to cover indemnification obligations. The transfer of the Augusta System's six cable television franchises from the Partnership to the General Partner or to one of its wholly owned subsidiaries will not require regulatory approval and thus regulatory approval of franchise transfers is not a condition to closing. This removes an obstacle to closing that might be present if the Augusta
System were being sold to an unaffiliated party. The Partnership also will pay no brokerage fee in connection with the sale of the Augusta System. This will result in more funds from the sale being available for distribution to the partners. Because the Augusta System is being sold to the General Partner, the Partnership saved the time and considerable expense of seeking third party buyers and potentially protracted contract negotiations.

  The General Partner is aware and considered that although consummation of this transaction will result in aggregate distributions to the Partnership's limited partners of approximately $1,689 per $1,000 of limited partnership capital invested in the Partnership, the proposed sale will require the limited partners to recognize, for federal income tax purposes, a gain resulting from the sale. The proposed sale also will deprive the limited partners of an opportunity to participate in the future growth of the Augusta System, if any, and it will result in the General Partner or one of its wholly owned subsidiaries owning the Augusta System. The General Partner nevertheless concluded that the cash distributions to the limited partners of the Partnership from the sale of the Augusta System to the General Partner outweighed these consequences.

  As disclosed above, the proposed transaction is subject to various conflicts of interest arising out of the Partnership's relationships with the General Partner. Because the General Partner and its affiliates are engaged in the ownership and operation of cable television systems, they are generally in the market to purchase cable television systems for their own account. A potential conflict thus arises from the General Partner's fiduciary duty as general partner of the Partnership and its management's fiduciary duty to the General Partner's shareholders when it determines that Partnership cable television systems will be sold to the General Partner or one of its affiliates and not to an unaffiliated third party. This potential conflict of interest was disclosed to limited partners in the prospectus delivered to investors at the time of the public offering of interests in the Partnership. Prior to the Partnership's public offering, the General Partner entered into negotiations with certain state securities administrators as part of the process of clearing the offering in the "merit" states, i.e., those states that permit the sale of securities only if the state securities administrator deems the offering as a whole to be fair, just and equitable. Several of the state securities administrators focused on the potential conflicts of interest in the event that the Partnership were to sell one or more of its cable television systems to the General Partner or one of its affiliates. The General Partner agreed to include the provision in the Partnership Agreement that permits the Partnership to sell its cable television systems directly to the General Partner or one of its affiliates only after a three-year holding period and only if the General Partner or such affiliate pays a purchase price not less than the average of three separate independent appraisals of the particular cable television system being sold. The General Partner has concluded that the mechanisms for determining the purchase price to be paid to the Partnership provide sufficient procedural safeguards to minimize the effects of the potential conflicts of interest inherent in any such transaction. The fact that these procedures have been carried out in connection with the Partnership's proposed sale of the Augusta System, together with the fact that the transaction is conditioned upon receipt of the approval of the holders of a majority of the limited partnership interests in the Partnership, of which affiliates of the General Partner own less than one percent, enable the General Partner to conclude that the proposed transaction is both procedurally and financially fair to all partners.

  As disclosed above, the General Partner's decision to acquire the Augusta System was motivated in part by the Augusta System's close proximity to the North Augusta System, which already is owned by the General Partner. While no specific premium was offered to the Partnership for this potential benefit to the General Partner, in making its fairness determination the General Partner was aware that a majority of cable television system acquisitions in recent years have involved buyers seeking systems within close proximity to systems already owned by the buyer in order to facilitate geographical clustering of systems and to obtain the administrative and operational advantages that clustering can provide. With this background and knowledge of the marketplace, the General Partner realized that the appraisals of the Augusta System's fair market value, to the extent that they reflected the values of other cable television system purchases and sales in the marketplace, impliedly factored in some premium due to the Augusta System's proximity to the other system owned by the General Partner.

  The directors of the General Partner who are not employees of the General Partner did not vote separately to approve the transaction, nor did the outside directors retain an unaffiliated representative to act solely on behalf of the limited partners for the purposes of negotiating the terms of the proposed sale of the Augusta System to the General Partner and/or preparing a report concerning the fairness of the proposed sale. While the directors of the General Partner participating in the approval of the sale recognized that the interests of the General Partner and the limited partners may not in all respects necessarily be the same, they recognized also that the purchase price was determined in accordance with the terms of the Partnership Agreement, that is, by averaging three separate independent appraisals of the Augusta System's fair market value. The members of the Board of Directors relied on the specific right of the General Partner under Section 2.3(b)(iv)(b) of the Partnership Agreement to purchase the Augusta System, so long as the purchase price was determined according to the three appraisal method, as it had been. No suggestion was made that the Augusta System be offered to unaffiliated parties. The members of the Board of Directors reviewed and considered the appraisals and concluded that the values for the Augusta System determined by the appraisers were fair and were within the industry norms for comparable transactions. The seven directors of the General Partner who participated in the March 17, 1995 meeting to discuss the Partnership's sale of the Augusta System to the General Partner, Messrs. Jones, O'Brien, Krejci, Somers, Vigil, Zinn and Zonker, voted unanimously to approve the transaction. Two directors of the General Partner, Mr. Burney and Ms. Marocco, were unable to attend the Board meeting at which the sale of the Augusta System was discussed and approved due to scheduling conflicts.

  It is anticipated that if the proposed transaction is not consummated, the General Partner's current management team will continue to manage the Augusta System on behalf of the Partnership until such time as the Augusta System could be sold. No other alternatives have been or currently are being considered.

THE APPRAISALS

  In determining the price that the General Partner would offer for the Augusta System, the General Partner retained Malarkey-Taylor Associates, Inc., Kagan Media Appraisals Inc. and Western Cablesystems, Inc. to prepare separate appraisals of the fair market value of the Augusta System. The appraisers were asked to determine the cash price a willing buyer would give a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts, in an arm's-length transaction to acquire the Augusta System. These appraisals have been made available to the Partnership by their delivery to the General Partner. The officers and directors of the General Partner examined each of the appraisals and discussed among themselves the merits of the appraisals' assumptions, methodologies and conclusions, and, based on their experience in and knowledge of the cable television industry, they found them to be fair and reasonable. The complete texts of the written appraisal reports are attached as exhibits to this proxy statement and the following summary of the appraisal reports is qualified by reference to the full texts thereof as set forth in such exhibits.

  Malarkey-Taylor Associates, Inc. concluded that the Augusta System's overall fair market value as of December 31, 1994 was $141,854,000. Kagan Media Appraisals Inc. concluded that the Augusta System's overall fair market value as of December 31, 1994 was $136,300,000. Western Cablesystems, Inc. concluded that the Augusta System's overall fair market value as of December 31, 1994 was $147,000,000. The average of these three valuations is $141,718,000. The fair market valuations of the Augusta System were undertaken within the same general period of time and each of the appraisals was completed and delivered to the Partnership within one month of the date that the purchase price was settled in the Purchase and Sale Agreement. In the General Partner's view, the assumptions regarding system operations underlying the three appraisals have generally remained unchanged since December 31, 1994.

  The General Partner provided the appraisers with current and historical profit and loss statements for the Augusta System and with current subscriber reports. From this information, the appraisers used their independent analyses to project cash flow, determine growth of homes passed, the Augusta System's future penetration and possible rate adjustments. The appraisals thus reflect the application of the appraisers' expertise to the data about the Augusta System supplied by the General Partner.

  Malarkey-Taylor Associates, Inc. ("Malarkey-Taylor") is the oldest consulting firm specializing in the field of cable television. Its team of financial, engineering and managerial professionals devotes a substantial portion of its time to the appraisal of cable television systems. Malarkey-Taylor was selected by the General Partner to render an opinion as to the fair market value of the Augusta System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Malarkey-Taylor. The firm was selected by the General Partner to prepare an independent appraisal of the Augusta System because of the General Partner's familiarity with the firm, and its good reputation in the cable television industry. Malarkey-Taylor has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. The principals of Malarkey-Taylor are not affiliated in any way with the General Partner.

  Malarkey-Taylor used five generally accepted cable television valuation methods in establishing the range of total fair market values of the Augusta System as a going concern. The first method used a multiple of the past year's operating income derived from comparable asset values of privately held and publicly traded cable companies. The second method used a lower multiple of the annualized current month's operating income. The third method applied a slightly lower multiple of next year's projected operating income. The fourth method was a discounted net cash flow analysis to achieve a target after-tax return on equity, given particular operating and financing assumptions unique to the Augusta System's assets. The fifth method was a discounted cash flow method that measured the net present value of the projected pre-tax operating cash flows (less capital expenditures, plus the residual value of the Augusta System) that represent the return on the total investment. Malarkey-Taylor's valuation methodologies are set out in full in Exhibit A to this proxy statement.

  As compensation for rendering an opinion as to the fair market value of the Augusta System, the General Partner paid Malarkey-Taylor a fee of $3,500. Such fee was not contingent upon the conclusion reached by Malarkey-Taylor in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems owned and/or managed by the General Partner and its affiliates, and completing the analysis of the allocations of purchase prices between tangible and intangible assets for various cable television systems owned and/or managed by the General Partner and its affiliates, Malarkey-Taylor has received fees totalling $288,057 during the two years prior to the date hereof.

  Kagan Media Appraisals Inc. ("Kagan") has more than twenty-five years of experience in appraising communications properties. During that period, Kagan, according to its records, has appraised more than $24 billion worth of media properties, including more than $6.5 billion worth of cable television systems. Kagan was selected by the General Partner to render an opinion as to the fair market value of the Augusta System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Kagan. The firm was selected by the General Partner to prepare an independent appraisal of the Augusta System because of the firm's reputation in the industry, and its relationship with one of the most notable analysts on the cable television industry. Kagan has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. Certain affiliates of Kagan generally invest in publicly held media companies pursuant to an investment policy adopted by them in 1974. As a result, portfolios owned and/or managed by affiliates of Kagan as of March 17, 1995 maintain a long-term investment in the General Partner. In addition, the General Partner subscribes to a number of information services provided by affiliates of Kagan and employees of the General Partner from time to time enroll in seminars or serve as panelists in seminars conducted by affiliates of Kagan. The General Partner believes that Kagan's holdings in it are not material and do not compromise Kagan's status as an independent appraiser of the Augusta System's value. Kagan has certified to the General Partner in its appraisal report that it has no present or contemplated financial interest in the Augusta System and that its employment and compensation are in no way contingent upon the value reported.

  Kagan used two cable television system appraisal methodologies in reaching a conclusion as to the fair market value of the Augusta System, namely: (i) projected future cash flows discounted back to a cumulative present value, and
(ii) correlation of those results with analysis of recent comparable cable television system sales. Kagan's valuation methodologies are set out in full in Exhibit B to this proxy statement.

  As compensation for rendering an opinion as to the fair market value of the Augusta System, the General Partner paid Kagan a fee of $25,000. Such fee was not contingent upon the conclusion reached by Kagan in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems and related businesses owned and/or managed by the General Partner and its affiliates, and completing the analysis of the allocations of purchase prices between tangible and intangible assets for various cable television systems owned and/or managed by the General Partner and its affiliates, Kagan has received fees totalling $41,705 during the two years prior to the date hereof.

  R. Michael Kruger, the owner and president of Western Cablesystems, Inc. ("Western"), has since 1979 appraised hundreds of systems for a variety of clients including major multiple system cable operators, independent operators and clients outside the cable television industry, according to information provided by Western. In addition to appraising cable television systems, Western presently operates four small cable television systems and is currently active in the system acquisition marketplace. Western was selected by the General Partner to render an opinion as to the fair market value of the Augusta System in light of such overall qualifications. No limitations were imposed with respect to the appraisal to be rendered by Western. The firm was selected by the General Partner to prepare an independent appraisal of the Augusta System because of the General Partner's familiarity with the firm and Western's knowledge of the cable television industry. Western has prepared independent appraisals of other cable television systems owned and/or managed by the General Partner. The principals of Western are not affiliated in any way with the General Partner.

  Western used two appraisal methodologies in determining the fair market value of the Augusta System. It looked at the system's market value on the basis of both per-subscriber cost and operating income multiple, placing more reliance on the income multiple. It also used the income approach, which involved determining the discounted present value of free cash flow generated by the system over ten years, plus an allowance for the terminal value after ten years. Western's valuation methodologies are set out in full in Exhibit C to this proxy statement.

  As compensation for rendering an opinion as to the fair market value of the Augusta System, the General Partner paid Western a fee of $5,000. Such fee was not contingent upon the conclusion reached by Western in its opinion. As compensation for rendering opinions as to the fair market value of other cable television systems owned and/or managed by the General Partner and its affiliates, Western has received fees totalling $33,344 during the two years prior to the date hereof.

COSTS OF THE TRANSACTION

  The following is a reasonably itemized estimate of all expenses incurred or to be incurred in connection with the proposed sale of the Augusta System, all of which will be paid by the General Partner, including without limitation the cost of soliciting the votes of the holders of limited partnership interests:

        Filing fees                      $28,344
        Legal fees                       $10,000
        Accounting fees                  $10,000
        Appraisal fees                   $33,500
        Printing costs                   $25,000
        Postage and miscellaneous costs  $ 5,000

                            PROPOSED SALE OF ASSETS

THE PURCHASE AND SALE AGREEMENT

  Pursuant to the terms and conditions of a purchase and sale agreement dated as of February 22, 1995 (the "Purchase and Sale Agreement") by and between the Partnership and the General Partner, the Partnership has agreed to sell the Augusta System to the General Partner. Prior to closing, the General Partner may assign its rights as purchaser of the Augusta System under the Purchase and Sale Agreement to a wholly owned subsidiary of the General Partner. The sale of the Augusta System will be accounted for using the purchase method of accounting.

  The General Partner intends to finance its acquisition of the Augusta System using a portion of the $196,500,000 net proceeds of the General Partner's offering of $200,000,000 of 9 5/8 percent Senior Notes. The Senior Notes offering closed on March 23, 1995. The Senior Notes will mature on March 15, 2002. The Senior Notes bear interest from the date of issuance (March 23, 1995) at the rate of 9 5/8 percent per annum, payable semi-annually on March 15 and September 15 of each year, commencing September 15, 1995. The Senior Notes are not redeemable prior to maturity and are not subject to any mandatory redemption or sinking fund. The Senior Notes are senior unsecured obligations of the General Partner ranking equally with all other senior unsecured obligations of the General Partner.

  Based upon amounts estimated as of March 31, 1995, the aggregate cost of the acquisition of the Augusta System to the General Partner, including the adjusted contract purchase price, will be approximately $142,037,062. The amount required to complete the purchase of the Augusta System will be repaid from the revenues generated by the Augusta System and the General Partner's other cable television systems, from the revenues generated by the General Partner's other business activities and from other sources of funds, including possible future financings.

  The closing of the sale will occur on a date upon which the Partnership and the General Partner mutually agree. It is anticipated that the closing will occur within a few weeks after receipt of the approval of the Partnership's limited partners. Because the closing is conditioned upon, among other things, the approval of the limited partners and the receipt of material third party consents necessary for the transfer of the Augusta System to the General Partner, there can be no assurance that the proposed sale will occur. If all conditions precedent to the General Partner's obligation to close are not eventually satisfied or waived, the General Partner's obligation to purchase the Augusta System will terminate.

THE AUGUSTA SYSTEM

  The assets to be acquired by the General Partner consist primarily of the real and personal, tangible and intangible assets of the Partnership's Augusta System. The Augusta System was purchased by the Partnership from unaffiliated parties in August 1985 for an aggregate purchase price of $57,850,000. The Partnership also paid a brokerage fee of $2,603,250 to an affiliate of the General Partner. The Augusta System was purchased using the limited partner capital contributions to the Partnership, and amounts available under the Partnership's credit facility with a commercial bank.

  At the date of acquisition in 1985, the Augusta System served approximately 44,000 basic subscribers and had approximately 32,000 premium channel subscriptions, using approximately 1,000 miles of cable plant passing approximately 70,000 dwelling units. As of December 31, 1994, the Augusta System served approximately 66,600 basic subscribers and had approximately 50,200 premium channel subscriptions, using approximately 1,600 miles of cable plant passing approximately 102,000 dwelling units.

  The General Partner will purchase all of the tangible assets of the Augusta System, including, among other things, the headend equipment, underground and aboveground cable distribution systems, towers, earth satellite receive stations, and furniture and fixtures of the Augusta System. The General Partner also will acquire certain of the intangible assets of the Augusta System, including, among other things, all of the franchises, leases, agreements, permits, licenses and other contracts and contract rights of the Augusta System. Also included in the sale are certain parcels of real estate owned by the Augusta System, the subscriber accounts receivable of the Augusta System and all of the Augusta System's engineering records, files, schematics, maps, reports, promotional graphics, marketing materials and reports filed with federal, state and local regulatory agencies. Certain of the Augusta System's assets will be retained by the Partnership, including cash or cash equivalents on hand and in banks, certain insurance policies and rights and claims thereunder, and any federal or state income tax refunds to which the Partnership may be entitled.

PURCHASE PRICE

  Subject to the adjustments described below, the purchase price for the Augusta System is $141,718,000. The purchase price will be reduced by any accounts payable and accrued expenses and vehicle lease obligations existing on the closing date. The purchase price will be increased by any accounts receivable existing on the closing date. The purchase price for the Augusta System also will be adjusted as of the closing date with respect to all items of income and expense associated with the operation of the Augusta System. This adjustment will reflect, in accordance with generally accepted accounting principles, that all expenses and income attributable to the period on or after the closing date are for the account of the General Partner and those prior to the closing date are for the account of the Partnership. Please see
Note 3 of the Notes to Unaudited Pro Forma Financial Statements for a detailed accounting of the estimated closing adjustments.

CONDITIONS TO CLOSING

  The General Partner's obligations under the Purchase and Sale Agreement are subject to the following conditions: (a) the Partnership shall have obtained all material consents and approvals from governmental authorities and other third parties necessary to the transfer of the Augusta System to the General Partner, (b) the holders of a majority of limited partnership interests of the Partnership shall have approved the transaction and (c) the statutory waiting period applicable to the Purchase and Sale Agreement and the transactions contemplated thereby under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have terminated or shall have expired. In order to sell the Augusta System, the Partnership must obtain the consent of third parties with whom the Partnership has contracts related to the Augusta System, such as pole attachment agreements or other service agreements, to the transfer thereof. The General Partner does not anticipate that the Partnership will experience any difficulty in obtaining the necessary consents and approvals. If, however, the Partnership fails to obtain certain consents and approvals of third parties with whom the Augusta System has contracted, the General Partner may, in its sole discretion, waive this condition to closing. The General Partner likely would close without all consents only if the missing consents were deemed by the General Partner to be immaterial. In such circumstances, the General Partner would agree to indemnify the Partnership for any liabilities incurred in connection with a closing without prior receipt of all necessary consents.

  The Partnership's obligations under the Purchase and Sale Agreement are subject to the following conditions: (a) approval of the transaction by the holders of a majority of the Partnership's limited partnership interests, (b) receipt of the purchase price for the Augusta System and (c) the expiration or termination of all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

  On May 2, 1995, the General Partner and the Partnership received early termination of their Hart-Scott-Rodino Antitrust Improvements Act of 1976 filings, thereby removing this as a condition to closing. No pre-closing transfers of licenses will be required, so the consent of the Federal Communications Commission to the proposed transaction will not be required as a condition to closing.

                   FEDERAL AND STATE INCOME TAX CONSEQUENCES

  The purpose of the following discussion of the income tax consequences of the proposed transaction is to inform the limited partners of the Partnership of the federal and state income tax consequences to the Partnership and to its partners arising from the sale of the Augusta System. The tax information included herein was prepared by the tax department of the General Partner and was reviewed by the Group Vice

President/Taxation/Administration of the General Partner. The tax information is taken from tax data compiled by the General Partner in its role as the Partnership's tax administrator and is not based upon the advice or formal opinion of counsel. The tax discussion that follows is merely intended to inform the limited partners of factual information and should not be considered tax advice.

  By the expected date of the Augusta System's sale, the limited partners will have received certain tax benefits from their investment in the Partnership. Assuming maximum federal income tax rates and no other sources of passive income, limited partners will have received $7,320,454 in tax benefits from Partnership losses ($132 per $1,000 invested).

  Application of the at risk rules and the passive activity loss limitation has limited deductible losses in prior years and created at risk and passive loss carryovers to the year of sale. The gain on sale incorporates all prior losses disallowed under the loss limitations that are presumed deductible in the year of sale.

  The sale of the Augusta System will result in a gain for federal income tax purposes. The amount of this gain allocated to limited partners is approximately $55,219,242. The General Partner estimates that $45,307,531 ($816 per $1,000 invested) of this total gain will be treated as ordinary income. This amount of ordinary income results from the recapture of depreciation on personal property under Section 1245. The General Partner estimates that the remainder of the gain, or approximately $9,911,711 ($179 per $1,000 invested), will be Section 1231 gain that will generally be treated as long term capital gain by the limited partners.

  Assuming the 31 percent rate applies to ordinary income and a 28 percent rate applies to long-term capital gain, as a result of the sale of the Augusta System, a limited partner will be subject to federal income taxes of $303 per $1,000 invested in the Partnership. The taxable income will be recognized in the year of the closing of the sale, which is expected to be 1995.

  Because the Augusta System is located in the State of Georgia, limited partners who are not resident in Georgia are required to report their allocable gain to Georgia on Form 500. Georgia law requires the Partnership to withhold 4 percent of a nonresident partner's distribution and to remit such amounts withheld to the Georgia Department of Revenue. The amount withheld will be separately stated on the stub of the distribution check and the General Partner will provide additional documentation of the amount of the withheld Georgia taxes by January 31 following the year of sale. The amount of tax withheld will be treated as a distribution to the limited partner. The withheld taxes will be allowed as a credit against any Georgia tax computed on Form 500. Limited partners may or may not have a tax refund after the filing of the required Georgia tax return.

  Limited partners who are non-resident aliens or foreign corporations ("foreign persons") are subject to a withholding tax on their share of the Partnership's income from the sale of the Augusta System. The withholding rates are 39.6 percent for individual partners and 35 percent for corporate partners. The tax withheld will be remitted to the Internal Revenue Service and the foreign person will receive a credit on their U.S. tax return for the amount of the tax withheld by the Partnership. The tax withheld will be treated as a distribution to the limited partner.

                   CERTAIN INFORMATION ABOUT THE PARTNERSHIP
                            AND THE GENERAL PARTNER

  The General Partner acquires, develops and operates cable television systems for itself and for its managed limited partnerships. Based on the number of basic subscribers served by the General Partner's owned and managed cable television systems, the General Partner is one of the largest cable television system operators in the United States. It owns and/or manages for affiliated public limited partnerships 55 cable television systems in 23 states serving approximately 1.3 million basic subscribers. The principal executive offices of the Partnership and the General Partner are located at 9697 East Mineral Avenue, Englewood, Colorado 80112, and their telephone number is (303) 792-3111.

  The limited partnership interests of the Partnership are registered pursuant to Section 12(g) of the Exchange Act. As such, the Partnership currently is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, is obligated to file periodic reports, proxy statements and other information with the Securities and Exchange Commission relating to its business, financial condition and other matters. Reports and other information filed by the Partnership can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the following regional offices of the
Commission: 7 World Trade Center, Suite 1300, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Partnership is an Edgar filer. The Partnership will continue in existence and will continue to be subject to the informational reporting requirements of the Exchange Act after the sale of the Augusta System. The Partnership's registration and reporting requirements under the Exchange Act will not be terminated until dissolution of the Partnership.

  The General Partner also is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, files periodic reports, proxy statements and other financial information with the Securities and Exchange Commission relating to its business, financial condition and other matters. Information, as of particular dates, concerning the General Partner's directors and officers, their compensation, options granted to them, the principal holders of the General Partner's securities and any material interest of such persons in transactions with the General Partner is required to be disclosed in certain documents filed with the Commission. Such reports, proxy statements and other information may be inspected at the above-listed public reference facilities maintained by the Commission. Copies of such materials may be obtained upon payment of the Commission's prescribed charges by writing to the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The General Partner also is an Edgar filer.

  The name, business address and principal occupation and employment for the past five years of each of the directors and executive officers of the General Partner are set forth in Schedule 1 to this Proxy Statement. To the best knowledge of any of the persons listed on Schedule 1 hereto, except as disclosed on such schedule, no persons listed on such schedule beneficially own any limited partnership interests in the Partnership.

  Except as disclosed herein, neither the General Partner nor, to the best of its knowledge, any of the persons listed on Schedule 1 hereto, has any contract, arrangement, understanding or relationship with any other person with respect to any limited partnership interest of the Partnership, including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any of such interests, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies. Except as disclosed herein and in Item 13. of the Partnership's Annual Reports on Form 10-K, which are incorporated herein by reference, neither the General Partner nor, to the best of its knowledge, any of the persons listed on Schedule 1 hereto, has had any material transaction or material business relationship with the Partnership since the commencement of the Partnership's second full fiscal year preceding the date hereof that would require disclosure under the rules and regulations of the Securities and Exchange Commission.

                    USE OF PROCEEDS FROM AUGUSTA SYSTEM SALE

  The following is a brief summary of the Partnership's estimated use of the proceeds from the sale of the Augusta System. All of the following selected financial information is based upon amounts as of March 31, 1995 and certain estimates of liabilities at closing. Final results may differ from these estimates. A more detailed discussion of the financial consequences of the sale of the Augusta System is set forth below under the caption "Unaudited Pro Forma Financial Information." All limited partners are encouraged to review carefully the unaudited pro forma financial statements and notes thereto.

  If the holders of a majority of limited partnership interests of the Partnership approve the proposed sale of the Augusta System and the transaction is closed, the Partnership will pay all of its indebtedness and then the Partnership will distribute the net sale proceeds pursuant to the terms of the Partnership Agreement. The estimated uses of the sale proceeds are as follows:

   Contract Sales Price of the Augusta System.................... $141,718,000
   Add:Cash on Hand..............................................    3,248,945
   Less:Estimated Net Closing Adjustments........................      319,062
       Repayment of Debt.........................................  (38,728,010)
                                                                  ------------
        Cash Available for Distribution by the Partnership.......  106,557,997
        Return of Limited Partners' Initial Capital..............  (55,517,500)
                                                                  ------------
        Estimated Residual Proceeds.............................. $ 51,040,497
                                                                  ============
        Limited Partners' Share (75%)............................ $ 38,280,373
        General Partner's Share (25%)............................ $ 12,760,124
                                                                  ============

  Based upon financial information available at March 31, 1995, below is an estimate of all cash distributions that will have been made to limited partners after the distribution of the proceeds from the sale of the Augusta System is completed.

   Summary of Estimated Cash Distributions to Limited Partners:
     Return of Limited Partners' Initial Capital.................  $55,517,500
     Limited Partners' Share of Residual Proceeds on Sale of
      Augusta System.............................................   38,280,373
                                                                  ------------
     Total Estimated Cash Received by Limited Partners...........  $93,797,873
                                                                  ============
     Total Cash Received per $1,000 of Limited Partnership
      Capital.................................................... $      1,689
                                                                  ============
     Total Cash Received per $500 Limited Partnership Interest .. $        844
                                                                  ============

  Assuming an average holding period of approximately ten years, the estimated after-tax internal rate of return on an investment in the Partnership is approximately 4.6 percent. This internal rate of return includes only the distributions to be made on the sale of the Augusta System and does not reflect the expected additional future distributions to be made upon the sale of the Venture Systems.

  Based on financial information available at March 31, 1995, the following table presents the estimated results of the Partnership when it has completed the sale of the Augusta System:

   Dollar Amount Raised.......................................     $55,517,500
   Number of Cable Television Systems Purchased Directly......             One
   Number of Cable Television Systems Purchased Indirectly....            Five
   Date of Closing of Offering................................  September 1985
   Date of First Sale of Properties...........................     August 1987
   Tax and Distribution Data per $1,000 of Limited Partnership
    Capital:
     Federal Income Tax Results
       Ordinary Income (Loss)
       --from operations......................................          $ (319)
       --from recapture.......................................          $  816
       Capital Gain (Loss)....................................          $  179
     Cash Distributions to Investors
       Source (on GAAP basis)
       --investment income....................................          $  689
       --return of capital....................................          $1,000
       Source (on cash basis)
       --sales................................................          $1,689

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 12-B, LTD.

  The following unaudited pro forma balance sheet assumes that as of March 31, 1995, the Partnership had sold the Augusta System for $141,718,000. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the Augusta System, are expected to total approximately $142,037,067. Such funds will be used to repay indebtedness and the balance will be distributed pursuant to the terms of the Partnership Agreement, which generally will be first, to the limited partners in an amount that equals the amount initially contributed to the partnership capital by the limited partners; the balance, 75 percent to the limited partners and 25 percent to the General Partner.

  The unaudited pro forma balance sheet should be read in conjunction with the appropriate notes to the unaudited pro forma balance sheet.

  ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF MARCH 31, 1995 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                            CABLE TV FUND 12-B, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET

                              MARCH 31, 1995

                                                     PRO FORMA     PRO FORMA
                                       AS REPORTED  ADJUSTMENTS     BALANCE
                                       -----------  ------------  ------------
ASSETS
Cash and Cash Equivalents............. $ 3,248,945  $103,309,052  $106,557,997
Trade Receivables, net................     795,861      (795,861)          --
Investment in Cable Television
 Properties:
  Property, plant and equipment, net..  40,154,735   (40,154,735)          --
  Franchise costs, net................  13,379,975   (13,379,975)          --
  Losses in excess of investment in
   cable television venture...........  (2,197,446)          --     (2,197,446)
                                       -----------  ------------  ------------
    Total investment in cable
     television properties............  51,337,264   (53,534,710)   (2,197,446)
Deposits, Prepaid Expenses and
 Deferred Charges.....................     504,597      (504,597)          --
                                       -----------  ------------  ------------
Total Assets.......................... $55,886,667  $ 48,473,884  $104,360,551
                                       ===========  ============  ============
LIABILITIES AND PARTNERS' CAPITAL
 (DEFICIT)
Liabilities:
  Debt................................ $38,683,849  $(38,683,849) $        --
  Accounts payable....................      44,161       (44,161)          --
  Accrued liabilities.................     849,760      (849,760)          --
  Subscriber prepayments..............     131,636      (131,636)          --
  Accrued Distribution to Limited
   Partners...........................         --     93,797,873    93,797,873
  Accrued Distribution to General
   Partner............................         --     12,760,124    12,760,124
                                       -----------  ------------  ------------
    Total Liabilities.................  39,709,406    66,848,591   106,557,997
                                       -----------  ------------  ------------
Partners' Capital (Deficit):
  General Partner.....................    (316,076)     (233,285)     (549,361)
  Limited Partners....................  16,493,337   (18,141,422)   (1,648,085)
                                       -----------  ------------  ------------
    Total Partners' Capital (Deficit).  16,177,261   (18,374,707)   (2,197,446)
                                       -----------  ------------  ------------
  Total Liabilities and Partners'
   Capital (Deficit).................. $55,886,667  $ 48,473,884  $104,360,551
                                       ===========  ============  ============

   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                            CABLE TV FUND 12-B, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

                                                       PRO FORMA     PRO FORMA
                                         AS REPORTED  ADJUSTMENTS     BALANCE
                                         -----------  ------------  -----------
REVENUES...............................  $26,956,006  $(26,956,006) $       --
COSTS AND EXPENSES:
  Operating, general and administrative
   expense.............................   13,932,687   (13,932,687)         --
  Management fees and allocated
   overhead from
   General Partner.....................    3,392,884    (3,392,884)         --
  Depreciation and Amortization........    9,380,877    (9,380,877)         --
                                         -----------  ------------  -----------
OPERATING INCOME.......................      249,558      (249,558)         --
                                         -----------  ------------  -----------
OTHER INCOME (EXPENSE):
  Interest expense.....................   (2,555,513)    2,555,513          --
  Other, net...........................      119,749      (119,749)         --
                                         -----------  ------------  -----------
    Total other income (expense), net..   (2,435,764)    2,435,764          --
                                         -----------  ------------  -----------
LOSS BEFORE EQUITY IN NET LOSS OF CABLE
 TELEVISION JOINT VENTURE..............   (2,186,206)    2,186,206          --
EQUITY IN NET LOSS OF CABLE TELEVISION
 JOINT VENTURE.........................   (1,182,039)          --    (1,182,039)
                                         -----------  ------------  -----------
NET LOSS...............................  $(3,368,245) $  2,186,206  $(1,182,039)
                                         ===========  ============  ===========

   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                         CABLE TV FUND 12-B, LTD.

                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                 FOR THE THREE MONTHS ENDED MARCH 31, 1995

                                                         PRO FORMA   PRO FORMA
                                           AS REPORTED  ADJUSTMENTS   BALANCE
                                           -----------  -----------  ---------
REVENUES.................................. $ 6,991,658  $(6,991,658) $     --
COSTS AND EXPENSES:
  Operating...............................   3,700,432   (3,700,432)       --
  Management fees and allocated overhead
   from General Partner...................     870,012     (870,012)       --
  Depreciation and amortization...........   2,488,109   (2,488,109)       --
                                           -----------  -----------  ---------
OPERATING INCOME..........................     (66,895)      66,895        --
                                           -----------  -----------  ---------
OTHER INCOME (EXPENSE):
  Interest expense........................    (786,044)     786,044        --
  Other, net..............................      53,800      (53,800)       --
                                           -----------  -----------  ---------
    Total other income (expense), net.....    (732,244)     732,244        --
                                           -----------  -----------  ---------
LOSS BEFORE EQUITY IN NET LOSS OF CABLE
 TELEVISION JOINT VENTURE.................    (799,139)     799,139        --
EQUITY IN NET LOSS OF CABLE TELEVISION
 JOINT VENTURE............................    (393,320)         --    (393,320)
                                           -----------  -----------  ---------
NET LOSS.................................. $(1,192,459) $   799,139  $(393,320)
                                           ===========  ===========  =========

   The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement

                            CABLE TV FUND 12-B, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

  1) The following calculations present the sale of the Augusta System and the resulting estimated proceeds expected to be received by the Partnership.

  2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Augusta System for $141,718,000 as of March 31, 1995. The unaudited statement of operations assumes that the Partnership had sold the Augusta System as of January 1, 1994.

  3) The estimated gain recognized from the sale of the Augusta System and corresponding estimated distribution to limited partners as of March 31, 1995 has been computed as follows:

GAIN ON SALE OF ASSETS:

Contract sales price.............................................  $141,718,000
Less: Net book value of investment in cable television properties
      at March 31, 1995..........................................    53,534,710
                                                                   ------------
Gain on sale of assets...........................................  $ 88,183,290
                                                                   ============
DISTRIBUTIONS TO PARTNERS:
Contract sales price.............................................  $141,718,000
Add:Trade receivables, net.......................................       795,861
Prepaid expenses.................................................       504,597
Less:Accrued liabilities assumed by the General Partner..........      (849,760)
Subscriber prepayments...........................................      (131,636)
                                                                   ------------
Adjusted cash received...........................................   142,037,062
Less:Outstanding debt to third parties...........................   (38,683,849)
Outstanding debt to General Partner..............................       (44,161)
Add:Cash on hand.................................................     3,248,945
                                                                   ------------
Cash available for distribution..................................   106,557,997
Return of limited partners' initial capital......................   (55,517,500)
Residual proceeds................................................  $ 51,040,497
                                                                   ============
Amount due Limited Partners (75%)................................  $ 38,280,373
                                                                   ============
Amount due General Partner (25%).................................  $ 12,760,124
                                                                   ============

                             AVAILABLE INFORMATION

  The Partnership's Annual Reports on Form 10-K for the fiscal years ended December 31, 1994 and December 31, 1993 and the Partnership's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995 previously have been mailed to the limited partners of the Partnership. Additional copies of the Partnership's Annual Reports on Form 10-K for the fiscal years ended December 31, 1994 and December 31, 1993 and the Partnership's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995 are available to each limited partner of the Partnership without charge upon written request to: Elizabeth M. Steele, Secretary, Jones Intercable, Inc., 9697 East Mineral Avenue, Englewood, Colorado 80112, (303) 792-3111. Copies of the Purchase and Sale Agreement between the Partnership and the General Partner also are available upon written request to Ms. Steele.

  A Rule 13e-3 Transaction Statement furnishing certain additional information with respect to the transaction described herein has been jointly filed by the Partnership and the General Partner with the Securities and Exchange Commission.

                           INCORPORATION BY REFERENCE

  The Partnership's Annual Reports on Form 10-K for the fiscal years ended December 31, 1994 and December 31, 1993 and the Partnership's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1995 are incorporated by reference in this Proxy Statement. The Partnership specifically incorporates by reference herein Item 1. Business, Item 2. Properties, Item 5. Market for the Registrant's Common Stock and Related Security Holder Matters, Item 6. Selected Financial Data, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 8. Financial Statements and Item 13. Certain Relationships and Related Transactions from the 1994 and 1993 Annual Reports on Form 10-K and the March 31, 1995 Quarterly Report on Form 10-Q in its entirety.

                                                                      SCHEDULE 1

            EXECUTIVE OFFICERS AND DIRECTORS OF THE GENERAL PARTNER

  Set forth below is the name, residence or business address, present principal occupation or employment and five-year employment history of the executive officers and directors of the General Partner. Also set forth is the aggregate number of limited partnership interests of the Partnership beneficially owned by each such person. The present principal occupation of each executive officer of the General Partner is as an executive officer of the General Partner. The Partnership has no officers or employees. All persons listed except for Messrs. Burney, Ladouceur and Somers are citizens of the United States. Messrs. Burney, Ladouceur and Somers are citizens of Canada.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
    NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT              BENEFICIALLY OWNED
    ----------------                 ------------------------             ---------------------
Glenn R. Jones           Mr. Jones has served as Chairman of the Board of           0
c/o Jones Intercable,     Directors and Chief Executive Officer of the
Inc. 9697 E. Mineral      General Partner since its formation in 1970.
Avenue Englewood, CO
80112

Christopher J. Bowick    Mr. Bowick is the General Partner's Group Vice             0
c/o Jones Intercable,     President/Technology and its Chief Technical
Inc. 9697 E. Mineral      Officer. Prior to joining the General Partner
Avenue Englewood, CO      in 1991, Mr. Bowick worked as Vice President of
80112                     Engineering of Scientific Atlanta's
                          transmission systems business division.

Timothy J. Burke         Mr. Burke joined the General Partner in 1982 as           20
c/o Jones Intercable,     corporate tax manager, and he has served as
Inc. 9697 E. Mineral      Group Vice President/Taxation/Administration
Avenue Englewood, CO      since 1990.
80112

Derek H. Burney          Mr. Burney was appointed a Director of the                 0
c/o Bell Canada           General Partner in December 1994 and he became
International Inc.        Vice Chairman of the General Partner's Board in
1000 de la Gauchetiere    January 1995. Mr. Burney joined BCE Inc.,
Bureau 1100               Canada's largest telecommunications company, in
Montreal (PQ) Canada H3B  January 1993, and he has been Chairman of Bell
4Y8                       Canada International Inc., a subsidiary of BCE
                          Inc., since that time and, in addition, he has
                          been the subsidiary's Chief Executive Officer
                          since July 1993. Prior to joining BCE Inc., Mr.
                          Burney was Canada's ambassador to the United
                          States from 1989 to 1992.

Kevin P. Coyle           Mr. Coyle, Group Vice President/Finance of the             0
c/o Jones Intercable,     General Partner, has been the General Partner's
Inc. 9697 E. Mineral      Chief Financial Officer since 1990. Mr. Coyle
Avenue Englewood, CO      has been an associate of the General Partner
80112                     since 1981.

William E. Frenzel       Mr. Frenzel was appointed a Director of the                0
c/o Jones Intercable,     General Partner in April 1995. He has been a
Inc.                      Guest Scholar since 1991 with the Brookings
9697 E. Mineral Avenue    Institution, a research organization located in
Englewood, CO 80112       Washington D.C. Until his retirement in January
                          1991, Mr. Frenzel served for twenty years in
                          the United States House of Representatives.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
    NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT              BENEFICIALLY OWNED
    ----------------                 ------------------------             ---------------------
Donald L. Jacobs         Mr. Jacobs was appointed a Director of the                 0
c/o Jones Intercable,     General Partner in April 1995. From 1983 to
Inc.                      1992, at which time Mr. Jacobs retired, Mr.
9697 E. Mineral Avenue    Jacobs was an executive officer of TRW. Prior
Englewood, CO 80112       to his retirement, he was Vice President and
                          Deputy Manager of the Space and Defense Sector;
                          prior to that appointment, he was the Vice
                          President and General Manager of the Defense
                          Systems Group; and prior to that appointment,
                          he was President of ESL, Inc., a subsidiary of
                          TRW.

Larry Kaschinske         Mr. Kaschinske has been the Controller and Chief           0
c/o Jones Intercable,     Accounting Officer of the General Partner since
Inc. 9697 E. Mineral      1994. Mr. Kaschinske has been an associate of
Avenue Englewood, CO      the General Partner since 1984.
80112

James J. Krejci          Mr. Krejci has been a Director of the General              0
c/o Jones Intercable,     Partner since 1987. He was the President of the
Inc.                      International Division of International Gaming
9697 E. Mineral Avenue    Technology headquartered in Reno, Nevada from
Englewood, CO 80112       May 1994 until March 1995. Prior to joining
                          International Gaming Technology, Mr. Krejci had
                          been a Group Vice President of the General
                          Partner since 1987.

Philip R. Ladouceur      Mr. Ladouceur was appointed a Director of the              0
c/o Bell Canada           General Partner in April 1995. Mr. Ladouceur
International Inc.        joined Bell Canada International Inc. as
1000 de la Gauchetiere    Executive Vice President of Operations in March
Bureau 1100               1995. From 1993 to March 1995, Mr. Ladouceur
Montreal (PQ) Canada      was President, Chief Executive Officer and a
H3B 4Y8                   Director of ISM Information Systems Management
                          (Alberta) Corporation, a major information
                          management company based in Alberta, Canada.
                          From 1990 to 1992, Mr. Ladouceur was Executive
                          Vice President and a Director of Sharwood and
                          Company, a Toronto merchant bank and President
                          and Senior Partner of HDL Capital Corporation
                          in Toronto.

Christine Jones Marocco  Ms. Marocco was appointed a Director of the                0
c/o Jones Intercable,     General Partner in December 1994. She is a
Inc.                      homemaker and the daughter of Glenn R. Jones.
9697 E. Mineral Avenue
Englewood, CO 80112

James B. O'Brien         Mr. O'Brien has been President, Chief Operating            0
c/o Jones Intercable,     Officer and a Director of the General Partner
Inc.                      since 1989. Mr. O'Brien has been with the
9697 E. Mineral Avenue    General Partner since 1982 in various
Englewood, CO 80112       operational management positions.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
    NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT              BENEFICIALLY OWNED
    ----------------                 ------------------------             ---------------------
Daniel E. Somers         Mr. Somers was appointed a Director of the                 0
c/o Bell Canada           General Partner in December 1994. Mr. Somers is
International Inc.        the Executive Vice President and Chief
1000 de la Gauchetiere    Financial Officer of Bell Canada International
Bureau 1100               Inc. Prior to joining Bell Canada International
Montreal (PQ) Canada H3B  Inc. in January 1992, Mr. Somers had been the
4Y8                       President and Chief Executive Officer of Radio
                          Atlantic Holdings Limited since January 1989.

Elizabeth M. Steele      Ms. Steele joined the General Partner in 1987 as           0
c/o Jones Intercable,     Vice President/General Counsel and Secretary.
Inc.                      Prior to that time, Ms. Steele was a partner at
9697 E. Mineral Avenue    Davis, Graham & Stubbs, a Denver, Colorado law
Englewood, CO 80112       firm that serves as counsel to the General
                          Partner.

Raymond L. Vigil         Mr. Vigil has been Group Vice President/Human              0
c/o Jones Intercable,     Resources of the General Partner since 1993.
Inc.                      Mr. Vigil also is a Director of the General
9697 E. Mineral Avenue    Partner. Previous to joining the General
Englewood, CO 80112       Partner, Mr. Vigil served as Executive Director
                          of Learning at US West. Prior to U.S. West, Mr.
                          Vigil worked in various human resources posts
                          over a 14-year term with the IBM Corporation.

Ruth E. Warren           Ms. Warren has been Group Vice                             0
c/o Jones Intercable,     President/Operations of the General Partner
Inc.                      since 1990. Ms. Warren has been with the
9697 E. Mineral Avenue    General Partner in various operational
Englewood, CO 80112       management positions since 1980.

Cynthia A. Winning       Ms. Wining joined the General Partner as Group             0
c/o Jones Intercable,     Vice President/Marketing in December 1994.
Inc.                      Prior to joining the General Partner, Ms.
9697 E. Mineral Avenue    Winning served in 1994 as the President of PRS
Englewood, CO 80112       Inc., a Denver, Colorado sports and event
                          marketing company. From 1979 to 1981 and from
                          1986 to 1994, Ms. Winning served as the Vice
                          President and Director of Marketing for
                          Citicorp Retail Services, Inc.

Robert S. Zinn           Mr. Zinn was appointed a Director of the General           0
c/o Jones Intercable,     Partner in December 1994. Mr. Zinn has been a
Inc.                      lawyer in the General Partner's law department
9697 E. Mineral Avenue    since 1991. Prior to that time, Mr. Zinn was a
Englewood, CO 80112       partner at Davis, Graham & Stubbs, a Denver,
                          Colorado law firm that serves as counsel to the
                          General Partner.

                                                                            AGGREGATE NUMBER
                                                                               OF LIMITED
                                                                          PARTNERSHIP INTERESTS
    NAME AND ADDRESS                 OCCUPATION OR EMPLOYMENT              BENEFICIALLY OWNED
    ----------------                 ------------------------             ---------------------
Robert L. Zoellick       Mr. Zoellick was appointed a Director of the               0
                          General Partner in April 1995. Mr. Zoellick is
                          Executive Vice President, General Counsel and
                          Corporate Secretary of Fannie Mae, a federally
                          chartered and stockholder-owned corporation
                          that is the largest housing finance investor in
                          the United States. From August 1992 to January
                          1993, Mr. Zoellick served as Deputy Chief of
                          Staff of the White House and Assistant to the
                          President. From May 1991 to August 1992, Mr.
                          Zoellick served concurrently as the Under
                          Secretary of State for Economic and
                          Agricultural Affairs and as Counselor of the
                          Department of State. From 1985 to 1988, Mr.
                          Zoellick served at the Department of Treasury
                          in various capacities.

David K. Zonker          Mr. Zonker was appointed a Director of the                25
c/o Jones Intercable,     General Partner in December 1994. Mr. Zonker
Inc.                      has been the President of Jones International
9697 E. Mineral Avenue    Securities, Ltd., an affiliate of the General
Englewood, CO 80112       Partner that served as the dealer-manager of
                          the Partnership's initial public offering,
                          since 1984. Mr. Zonker joined the General
                          Partner in 1980.

                                                                       EXHIBIT A


            [LETTERHEAD OF MALARKEY-TAYLOR ASSOCIATES APPEARS HERE]

                                                      February 3, 1995

Mr. Timothy Burke
Vice President - Taxation
Jones Intercable, Inc.
9697 East Mineral Avenue
Englewood, CO  80112

Dear Mr. Burke:

                              PURPOSE OF APPRAISAL

     Malarkey-Taylor Associates, Inc., ("MTA") was retained by Jones Intercable, Inc. ("Jones") to update a fair market appraisal of the Cable TV Fund 12-B Ltd. cable television system (the "System") serving Augusta, Georgia as of December 31, 1994. This updated appraisal will be used by Jones as an independent estimate of the fair market value of the System with the resulting value to be used in conjunction with the acquisition of the System by Jones.


                               FAIR MARKET VALUE

     MTA has determined the overall fair market value of the System to be $141,854,000 as of December 31, 1994. Fair market value is the cash price a willing buyer would give a willing seller in an arm's length transaction in order to complete the sale. It is assumed that both buyer and seller have been informed of all relevant facts and neither is under any compulsion to conclude the transaction.


                         FAIR MARKET VALUE METHODOLOGY

     MTA used five generally accepted cable television valuation methods in establishing the range of total fair market values of the System as a going concern. The first method used a multiple of the past year's operating income derived from comparable asset values of privately-held and publicly-traded cable companies. The second method

Mr. Timothy J. Burke
February 3, 1995
Page 2

used a lower multiple of the annualized current month's operating income. The third method applied a slightly lower multiple of next year's projected operating income. The fourth method was a discounted net cash flow analysis to achieve a target after-tax return of equity, given particular operating and financing assumptions unique to the System's assets. The fifth method was a discounted cash flow method that measured the net present value of the projected pre-tax operating cash flows (less capital expenditures, plus the residual value of the System) that represent the return on the total investment.


                     CONTINGENCIES AND LIMITING CONDITIONS

     Our conclusions as to the fair market value of the System are based upon the following, which to the best of our knowledge, are reliable and sound:

1. MTA's appraisal as of March 31, 1991 dated May 20, 1991, which included an onsite inspection of a representative portion of the System and communities served, and updated appraisals as of December 31, 1991 dated February 3, 1992, as of October 31, 1992 dated March 3, 1993, and as of October 31, 1993 dated January 14, 1994.

2. Unaudited financial statements for the 12-month periods ending December 31, 1993 and December 31, 1994.

3. Homes passed and subscriber data as of December 31, 1994, provided by Jones.

4. Miscellaneous management data as to the current subscriber rates, construction schedules, etc., as of the appraisal date.

     MTA did not revisit the System since the 1991 valuation. The amount of current information gathered and used in this update, in conjunction with management interviews and data collected for previous valuations, provides adequate support for this updated valuation. This data results in an accurate valuation given the preceding conditions.

Mr. Timothy J. Burke
February 3, 1995
Page 3

                               STATEMENT OF VALUE

     MTA certifies that, to the best of our knowledge, the statements contained in this appraisal are correct and that the opinions stated are based on a consideration of the relevant factors. Furthermore, neither MTA nor any of its representatives have any current interest or contemplated future interest in the assets appraised.

     Based on the various analyses, computations, and consideration discussed in this report, it is our professional judgment, subject to the assumptions and limitations stated herein, that the overall fair market value of the System is $141,854,000.

                                    Sincerely,

                                    /s/ Andrew R. Gefen

                                    Andrew R. Gefen
                                    Vice President, Financial Services


                                    /s/ Susan Donovan

                                    Susan Donovan
                                    Senior Financial Analyst



SD/ban
cc:  Robert M. Jones

          -----------------------
          CABLE TV FUND 12-B LTD.                                     EXHIBIT A
              AUGUSTA, GEORGIA                                        ---------
          AS OF DECEMBER 31, 1994
          -----------------------

VALUATION METHODS
- -----------------                                                 LOW                       HIGH
                                                                  ---                       ----
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME
        OPERATING INCOME, PER BOOKS (12/31/94)                $13,158,803                $13,158,803
        VALUATION MULTIPLE                                           10.5                       11.5
                                                                     ----                       ----

        ESTIMATED FAIR MARKET VALUE                          $138,167,432               $151,326,235
                                                             ------------               ------------

II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME
        EST. OPERATING INCOME
            TOTAL CURRENT YEAR'S REVENUE                      $27,716,744                $27,716,744
            OPERATING MARGIN, PER STMTS. (12/31/94)                  48.8%                      48.8%
                                                                     -----                      -----

        "RUNNING RATE" OPERATING INCOME                       $13,525,771                $13,525,771
            VALUATION MULTIPLE                                       10.0                       11.0
                                                                     ----                       ----

        ESTIMATED FAIR MARKET VALUE                          $135,257,712               $148,783,483
                                                             ------------               ------------

III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME
        OPERATING INCOME                                      $14,292,381                $14,292,381
        VALUATION MULTIPLE                                            9.5                       10.5
                                                                      ---                       ----

        ESTIMATED FAIR MARKET VALUE                          $135,777,624               $150,070,005
                                                             ------------               ------------

IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY
        TARGET RETURN ON EQUITY                                      14.0%                      12.0%
        ESTIMATED FAIR MARKET VALUE                          $137,113,082               $149,014,733
                                                             ------------               ------------

V.  DISCOUNTED CASH FLOW RETURN ON INVESTMENT
        TARGET RETURN ON INVSTMT                                     16.6%                      15.1%
        ESTIMATED FAIR MARKET VALUE                          $133,758,710               $144,973,331
                                                             ------------               ------------
SUMMARY OF VALUES
- -----------------
I.    MULTIPLE OF PAST YEAR'S OPERATING INCOME               $138,167,432               $151,326,235
II.   MULTIPLE OF "RUNNING RATE" OPERATING INCOME             135,257,712                148,783,483
III.  MULTIPLE OF NEXT YEAR'S OPERATING INCOME                135,777,624                150,070,005
IV.   DISCOUNTED CASH FLOW RETURN ON EQUITY                   137,113,082                149,014,733
V.    DISCOUNTED CASH FLOW RETURN ON INVSTMT                  133,758,710                144,973,331
                                                             ------------               ------------
RANGE OF ESTIMATED FAIR MARKET VALUES                        $135,614,000               $148,094,000

ESTIMATED FAIR MARKET VALUE                                                $141,854,000
                                                                           ------------

                                                      [LOGO OF MTA APPEARS HERE]

      -----------------------
      CABLE TV FUND 12-B LTD.                                       EXHIBIT B
         AUGUSTA, GEORGIA                                         HIGH ANALYSIS
      AS OF DECEMBER 31, 1994                                     -------------
      -----------------------


RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                           1995                 1996                  1997                  1998
                                                     ----                 ----                  ----                  ----
REVENUES                                     $29,196,202           $31,533,984           $34,040,902           $36,738,501
OPERATING EXPENSES                            14,903,820            15,906,036            17,035,287            18,212,325
                                              ----------            ----------            ----------            ----------

OPERATING INCOME                             $14,292,381           $15,627,948           $17,005,615           $18,526,176
   OPERATING MARGIN                                 0.49                  0.50                  0.50                  0.50
PARENT SERVICES/MGT FEE (5%)                   1,459,810             1,576,699             1,702,045             1,836,925
FRANCHISE AMORTIZATION (15)                    4,420,867             4,420,867             4,420,867             4,420,867
SUBSCRIBER LIST (7)                            3,790,286             3,790,286             3,790,286             3,790,286
NON-COMPETE COVENANTS (0)                              0                     0                     0                     0
DEPRECIATION                                   6,410,391            11,395,357             8,858,906             6,966,361
INTEREST                                       7,340,540             7,340,540             7,340,540             6,879,955
                                              ----------            ----------            ----------            ----------

PRE-TAX INCOME                               ($9,129,512)         ($12,895,801)          ($9,107,028)          ($5,368,217)
INCOME TAX (EXPENSE)/BENEFIT                   3,104,034             4,384,572             3,096,390             1,825,194
                                              ----------            ----------            ----------            ----------

NET INCOME                                   ($6,025,478)          ($8,511,229)          ($6,010,639)          ($3,543,023)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                               ($9,129,512)         ($12,895,801)          ($9,107,028)          ($5,368,217)
FRANCHISE AMORTIZATION (15)                    4,420,867             4,420,867             4,420,867             4,420,867
SUBSCRIBER LIST (7)                            3,790,286             3,790,286             3,790,286             3,790,286
NON-COMPETE COVENANTS (0)                              0                     0                     0                     0
DEPRECIATION                                   6,410,391            11,395,357             8,858,906             6,966,361
EQUITY                                        73,405,403
DEBT                                          73,405,403                     0                     0                     0
RESIDUAL VALUE IN YEAR 8
                                              ----------            ----------            ----------            ----------


TOTAL SOURCES OF CASH                       $152,302,836            $6,710,708            $7,963,030            $9,809,296

USES OF CASH -
PURCHASE PRICE - CURRENT                    $149,014,733
CAPITAL EXPENDITURES                           3,186,044             2,864,375             2,180,073             2,299,212
DEBT RETIREMENT                                        0                     0             4,605,851             5,066,436
TAXES PAID ON NET INCOME                               0                     0                     0                     0
TAXES PAID ON SALE (RESIDUAL)
                                              ----------            ----------            ----------            ----------

TOTAL USES OF CASH                          $152,200,777            $2,864,375            $6,785,924            $7,365,648

ANNUAL CASH INCREASE/(DECREASE)                 $102,059            $3,846,334            $1,177,106            $2,443,647
CUMULATIVE CASH                                  102,059             3,948,393             5,125,499             7,569,146


RETURN ON EQUITY METHOD

PROFIT AND LOSS - HIGH VALUE
- ----------------------------

  YEAR ENDING DECEMBER 31,                         1999              2000              2001              2002            TOTAL
                                                   ----              ----              ----              ----            -----
REVENUES                                    $39,540,505       $42,485,793       $45,651,822       $49,055,082     $308,242,790
OPERATING EXPENSES                           19,437,116        20,726,595        22,106,389        23,583,072      151,910,640
                                             ----------        ----------       -----------        ----------      -----------

OPERATING INCOME                            $20,103,389       $21,759,198       $23,545,433       $25,472,010     $156,332,150
   OPERATING MARGIN                                0.51              0.51              0.52              0.52
PARENT SERVICES/MGT FEE (5%)                  1,977,025         2,124,290         2,282,591         2,452,754       15,412,140
FRANCHISE AMORTIZATION (15)                   4,420,867         4,420,867         4,420,867         4,420,867       35,366,933
SUBSCRIBER LIST (7)                           3,790,286         3,790,286         3,790,286                 0       26,532,000
NON-COMPETE COVENANTS (0)                             0                 0                 0                 0                0
DEPRECIATION                                  5,649,952         5,876,472         6,153,603         4,435,804       55,746,845
INTEREST                                      6,373,312         5,816,004         5,202,965         4,528,622       50,822,478
                                             ----------        ----------       -----------        ----------      -----------

PRE-TAX INCOME                              ($2,108,052)        ($268,720)       $1,695,122        $9,633,963     ($27,548,246)
INCOME TAX (EXPENSE)/BENEFIT                   $716,738           $91,365         ($576,342)      ($3,275,547)      $9,366,404
                                             ----------        ----------       -----------        ----------      -----------

NET INCOME                                  ($1,391,314)        ($177,355)       $1,118,781        $6,358,416     ($18,181,842)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                              ($2,108,052)        ($268,720)       $1,695,122        $9,633,963     ($27,548,246)
FRANCHISE AMORTIZATION (15)                   4,420,867         4,420,867         4,420,867         4,420,867       35,366,933
SUBSCRIBER LIST (7)                           3,790,286         3,790,286         3,790,286                 0       26,532,000
NON-COMPETE COVENANTS (0)                             0                 0                 0                 0                0
DEPRECIATION                                  5,649,952         5,876,472         6,153,603         4,435,804       55,746,845
EQUITY                                                                                                              73,405,403
DEBT                                                  0                 0                 0                 0       73,405,403
RESIDUAL VALUE IN YEAR 8                                                                          229,248,086      229,248,086
                                             ----------        ----------       -----------        ----------      -----------

TOTAL SOURCES OF CASH                       $11,753,052       $13,818,905       $16,059,877      $247,738,719     $466,156,424

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                                            149,014,73
CAPITAL EXPENDITURES                          2,392,484         2,511,498         2,636,833         2,768,834       20,839,353
DEBT RETIREMENT                               5,573,080         6,130,388         6,743,426        45,286,222       73,405,403
TAXES PAID ON NET INCOME                              0                 0                 0                 0                0
TAXES PAID ON SALE (RESIDUAL)                                                                      50,827,121       50,827,121
                                             ----------        ----------       -----------        ----------      -----------

TOTAL USES OF CASH                           $7,965,563        $8,641,886        $9,380,259       $98,882,176     $294,086,609

ANNUAL CASH INCREASE/(DECREASE)              $3,787,489        $5,177,019        $6,679,618      $148,856,543     $172,069,814
CUMULATIVE CASH                              11,356,635        16,533,653        23,213,271       172,069,814

                                                      [LOGO OF MTA APPEARS HERE]

       -----------------------
       CABLE TV FUND 12-B LTD.                                       EXHIBIT B
          AUGUSTA, GEORGIA                                          LOW ANALYSIS
       AS OF DECEMBER 31, 1994
       -----------------------

RETURN ON EQUITY METHOD


PROFIT AND LOSS - LOW VALUE
- ---------------------------
  YEAR ENDING DECEMBER 31,                            1995            1996            1997            1998            1999
                                                      ----            ----            ----            ----            ----

REVENUES                                       $29,196,202     $31,533,984     $34,040,902     $36,738,501     $39,540,505
OPERATING EXPENSES                              14,903,820      15,906,036      17,035,287      18,212,325      19,437,116
                                                ----------      ----------      ----------      ----------      ----------

OPERATING INCOME                               $14,292,381     $15,627,948     $17,005,615     $18,526,176     $20,103,389
   OPERATING MARGIN                                   0.49            0.50            0.50            0.50            0.51
PARENT SERVICES/MGT FEE (5%)                     1,459,810       1,576,699       1,702,045       1,836,925       1,977,025
FRANCHISE AMORTIZATION (15)                      4,420,867       4,420,867       4,420,867       4,420,867       4,420,867
SUBSCRIBER LIST (7)                              3,790,286       3,790,286       3,790,286       3,790,286       3,790,286
NON-COMPETE COVENANTS (0)                                0               0               0               0               0
DEPRECIATION                                     6,410,391      11,395,357       8,858,906       6,966,361       5,649,952
INTEREST                                         6,714,085       6,714,085       6,714,085       6,292,807       5,829,401
                                                ----------      ----------      ----------      ----------      ----------

PRE-TAX INCOME                                  (8,503,057)    (12,269,345)     (8,480,573)     (4,781,069)     (1,564,142)
INCOME TAX (EXPENSE)/BENEFIT                     2,891,039       4,171,577       2,883,395       1,625,563         531,808
                                                ----------      ----------      ----------      ----------      ----------

NET INCOME                                     ($5,612,018)    ($8,097,768)    ($5,597,178)    ($3,155,505)    ($1,032,334)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                                 ($8,503,057)    $12,269,345)    ($8,480,573)    ($4,781,069)    ($1,564,142)
FRANCHISE AMORTIZATION (15)                      4,420,867       4,420,867       4,420,867       4,420,867       4,420,867
SUBSCRIBER LIST (7)                              3,790,286       3,790,286       3,790,286       3,790,286       3,790,286
NON-COMPETE COVENANTS (0)                                0               0               0               0               0
DEPRECIATION                                     6,410,391      11,395,357       8,858,906       6,966,361       5,649,952
EQUITY                                          67,140,849
DEBT                                            67,140,849               0               0               0               0
RESIDUAL VALUE IN YEAR 8
                                                ----------      ----------      ----------      ----------      ----------

TOTAL SOURCES OF CASH                         $140,400,184      $7,337,164      $8,589,485     $10,396,444     $12,296,963

USES OF CASH -
PURCHASE PRICE - CURRENT                      $137,113,082
CAPITAL EXPENDITURES                             3,186,044       2,864,375       2,180,073       2,299,212       2,392,484
DEBT RETIREMENT                                          0               0       4,212,779       4,634,057       5,097,463
TAXES PAID ON NET INCOME                                 0               0               0               0               0
TAXES PAID ON SALE (RESIDUAL)
                                                ----------      ----------      ----------      ----------      ----------

TOTAL USES OF CASH                            $140,299,126      $2,864,375      $6,392,852      $6,933,269      $7,489,946

ANNUAL CASH INCREASE/(DECREASE)                   $101,057      $4,472,789      $2,196,633      $3,463,175      $4,807,016
CUMULATIVE CASH                                    101,057       4,573,846       6,770,479      10,233,654      15,040,670


PROFIT AND LOSS - LOW VALUE
- ---------------------------
  YEAR ENDING DECEMBER 31,                           2000            2001           2002            TOTAL
                                                     ----            ----           ----            -----

REVENUES                                      $42,485,793     $45,651,822    $49,055,082     $308,242,790
OPERATING EXPENSES                             20,726,595      22,106,389     23,583,072      151,910,640
                                               ----------      ----------     ----------      -----------

OPERATING INCOME                              $21,759,198     $23,545,433    $25,472,010     $156,332,150
   OPERATING MARGIN                                  0.51            0.52           0.52
PARENT SERVICES/MGT FEE (5%)                    2,124,290       2,282,591      2,452,754       15,412,140
FRANCHISE AMORTIZATION (15)                     4,420,867       4,420,867      4,420,867       35,366,933
SUBSCRIBER LIST (7)                             3,790,286       3,790,286              0       26,532,000
NON-COMPETE COVENANTS (0)                               0               0              0                0
DEPRECIATION                                    5,876,472       6,153,603      4,435,804       55,746,845
INTEREST                                        5,319,655       4,758,934      4,142,141       46,485,193
                                               ----------      ----------     ----------      -----------

PRE-TAX INCOME                                    227,629       2,139,153     10,020,444      (23,210,961)
INCOME TAX (EXPENSE)/BENEFIT                      (77,394)       (727,312)    (3,406,951)       7,891,727
                                               ----------      ----------     ----------      -----------

NET INCOME                                       $150,235      $1,411,841     $6,613,493     ($15,319,234)

SOURCES AND USES OF CASH
- ------------------------

SOURCES OF CASH -
PRE TAX INCOME                                   $227,629      $2,139,153    $10,020,444     ($23,210,961)
FRANCHISE AMORTIZATION (15)                     4,420,867       4,420,867      4,420,867       35,366,933
SUBSCRIBER LIST (7)                             3,790,286       3,790,286              0       26,532,000
NON-COMPETE COVENANTS (0)                               0               0              0                0
DEPRECIATION                                    5,876,472       6,153,603      4,435,804       55,746,845
EQUITY                                                                                         67,140,849
DEBT                                                    0               0              0       67,140,849
RESIDUAL VALUE IN YEAR 8                                                     229,248,086      229,248,086
                                               ----------      ----------     ----------      -----------

TOTAL SOURCES OF CASH                         $14,315,253     $16,503,908   $248,125,200     $457,964,601

USES OF CASH -
PURCHASE PRICE - CURRENT                                                                     $137,113,082
CAPITAL EXPENDITURES                            2,511,498       2,636,833      2,768,834       20,839,353
DEBT RETIREMENT                                 5,607,209       6,167,930     41,421,411       67,140,849
TAXES PAID ON NET INCOME                                0               0              0                0
TAXES PAID ON SALE (RESIDUAL)                                                 56,348,359       56,348,359
                                               ----------      ----------     ----------      -----------

TOTAL USES OF CASH                             $8,118,707      $8,804,763   $100,538,604     $281,441,643

ANNUAL CASH INCREASE/(DECREASE)                $6,196,546      $7,699,145   $147,586,596     $176,522,958
CUMULATIVE CASH                                21,237,216      28,936,361    176,522,958

                                                      [LOGO OF MTA APPEARS HERE]

- --------------------------------
      CABLE TV FUND 12-B LTD.                                        EXHIBIT C
          AUGUSTA, GEORGIA                                         HIGH ANALYSIS
      AS OF DECEMBER 31, 1994                                      -------------
- --------------------------------

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - HIGH VALUE
- ------------------------------

TOTAL YEAR 1 CASH REQUIREMENTS        $146,810,805
YEAR 1 DEBT REQUIREMENTS                73,405,403
YEAR 1 EQUITY REQUIREMENTS              73,405,403

FINANCING AVAILABLE                    $98,691,023   $107,192,861   $117,209,609   $127,542,114   $138,946,320   $150,775,418
UNUSED LEVERAGE                         25,285,620     33,787,458     48,410,057     63,808,998     80,786,284     98,745,770
SENIOR:                                       1995           1996           1997           1998           1999           2000
                                              ----           ----           ----           ----           ----           ----
BEGINNING DEBT                                  $0    $73,405,403    $73,405,403    $68,799,552    $63,733,116    $58,160,036
DEBT ADDED                              73,405,403              0              0              0              0              0
TOTAL ANNUAL PAYMENTS                    7,340,540      7,340,540     11,946,391     11,946,391     11,946,391     11,946,391
INTEREST                                 7,340,540      7,340,540      7,340,540      6,879,955      6,373,312      5,816,004
PRINCIPAL REPAYMENT                              0              0      4,605,851      5,066,436      5,573,080      6,130,388
ENDING BALANCE                          73,405,403     73,405,403     68,799,552     63,733,116     58,160,036     52,029,648

LINE OF CREDIT:

BEGINNING DEBT                                  $0             $0             $0             $0             $0             $0
BORROWINGS                                       0              0              0              0              0              0
PRINCIPAL PAYMENTS                               0              0              0              0              0              0
INTEREST                                         0              0              0              0              0              0

SENIOR DEBT COVERAGE                           5.1            4.7            4.0            3.4            2.9            2.4
LOC DEBT COVERAGE                              0.0            0.0            0.0            0.0            0.0            0.0
TOTAL DEBT COVERAGE                            5.1            4.7            4.0            3.4            2.9            2.4

FINANCING AVAILABLE                      $163,193,983   $176,590,749
UNUSED LEVERAGE                           117,907,761    138,722,296
SENIOR:                                          2001           2002         TOTAL
                                                 ----           ----         -----
BEGINNING DEBT                            $52,029,648    $45,286,222
DEBT ADDED                                          0              0     73,405,403
TOTAL ANNUAL PAYMENTS                      11,946,391     11,946,391     86,359,428
INTEREST                                    5,202,965      4,528,622     50,822,478
PRINCIPAL REPAYMENT                         6,743,426      7,417,769     35,536,950
ENDING BALANCE                             45,286,222     37,868,453

LINE OF CREDIT:

BEGINNING DEBT                                     $0             $0             $0
BORROWINGS                                          0              0              0
PRINCIPAL PAYMENTS                                  0              0              0
INTEREST                                            0              0              0

SENIOR DEBT COVERAGE                              1.9            1.5
LOC DEBT COVERAGE                                 0.0            0.0
TOTAL DEBT COVERAGE                               1.9            1.5

[LOGO OF MTA APPEARS HERE]

       -----------------------
       CABLE TV FUND 12-B LTD.
           AUGUSTA, GEORGIA                                          EXHIBIT C
       AS OF DECEMBER 31, 1994                                      LOW ANALYSIS
       -----------------------                                      ------------

RETURN ON EQUITY METHOD

DEBT AMORTIZATION - LOW VALUE
- -----------------------------

TOTAL YEAR 1 CASH REQUIREMENTS          $134,281,697
YEAR 1 DEBT REQUIREMENTS                  67,140,849
YEAR 1 EQUITY REQUIREMENTS                67,140,849

FINANCING AVAILABLE                      $85,532,220   $92,900,479   $101,581,661   $110,536,498
UNUSED LEVERAGE                           18,391,371    25,759,631     38,653,591     52,242,486


SENIOR DEBT:                                    1995          1996           1997           1998
                                                ----          ----           ----           ----

BEGINNING DEBT                                    $0   $67,140,849    $67,140,849    $62,928,070
DEBT ADDED                                67,140,849             0              0              0
TOTAL ANNUAL PAYMENTS                      6,714,085     6,714,085     10,926,864     10,926,864
INTEREST                                   6,714,085     6,714,085      6,714,085      6,292,807
PRINCIPAL REPAYMENT                                0             0      4,212,779      4,634,057
ENDING BALANCE                            67,140,849    67,140,849     62,928,070     58,294,013

LINE OF CREDIT:

BEGINNING DEBT                                     0             0              0              0
BORROWINGS                                         0             0              0              0
PRINCIPAL PAYMENTS                                 0             0              0              0
INTEREST                                           0             0              0              0

SENIOR DEBT COVERAGE                             4.7           4.3            3.7            3.1
LOC DEBT COVERAGE                                0.0           0.0            0.0            0.0
TOTAL DEBT COVERAGE                              4.7           4.3            3.7            3.1


TOTAL YEAR 1 CASH REQUIREMENTS
YEAR 1 DEBT REQUIREMENTS
YEAR 1 EQUITY REQUIREMENTS

FINANCING AVAILABLE                      $120,420,144   $130,672,029   $141,434,785   $153,045,316
UNUSED LEVERAGE                            67,223,594     83,082,688    100,013,374    118,408,628


SENIOR DEBT:                                     1999           2000           2001           2002        TOTAL
                                                 ----           ----           ----           ----        -----

BEGINNING DEBT                            $58,294,013    $53,196,550    $47,589,341    $41,421,411
DEBT ADDED                                          0              0              0              0    67,140,849
TOTAL ANNUAL PAYMENTS                      10,926,864     10,926,864     10,926,864     10,926,864    78,989,353
INTEREST                                    5,829,401      5,319,655      4,758,934      4,142,141    46,485,193
PRINCIPAL REPAYMENT                         5,097,463      5,607,209      6,167,930      6,784,723    32,504,160
ENDING BALANCE                             53,196,550     47,589,341     41,421,411     34,636,688

LINE OF CREDIT:

BEGINNING DEBT                                      0              0              0              0             0
BORROWINGS                                          0              0              0              0             0
PRINCIPAL PAYMENTS                                  0              0              0              0             0
INTEREST                                            0              0              0              0             0

SENIOR DEBT COVERAGE                              2.6            2.2            1.8            1.4
LOC DEBT COVERAGE                                 0.0            0.0            0.0            0.0
TOTAL DEBT COVERAGE                               2.6            2.2            1.8            1.4

- ------------------------------
    CABLE TV FUND 12-B LTD.                                          EXHIBIT D
        AUGUSTA, GEORGIA                                             ---------
    AS OF DECEMBER 31, 1994
- ------------------------------

RETURN ON INVESTMENT METHOD

PROFIT AND LOSS
- ---------------

  YEAR ENDING DECEMBER 31,                1995          1996          1997          1998          1999          2000
                                          ----          ----          ----          ----          ----          ----
REVENUES                           $29,196,202   $31,533,984   $34,040,902   $36,738,501   $39,540,505   $42,485,793
OPERATING EXPENSES                  14,903,820    15,906,036    17,035,287    18,212,325    19,437,116    20,726,595
                                    ----------    ----------    ----------    ----------    ----------    ----------

OPERATING INCOME                   $14,292,381   $15,627,948   $17,005,615   $18,526,176   $20,103,389   $21,759,198
  PLUS: RESIDUAL VALUE
  LESS: CAPITAL EXPENDITURES         3,186,044     2,864,375     2,180,073     2,299,212     2,392,484     2,511,498
                                     ---------     ---------     ---------     ---------     ---------     ---------

TOTAL CASH FLOW                    $11,106,337   $12,763,573   $14,825,542   $16,226,964   $17,710,905   $19,247,700


NET PRESENT VALUE @ 16.6%         $133,758,710
                                   -----------

NET PRESENT VALUE @ 15.1%         $144,973,331
                                   -----------

  YEAR ENDING DECEMBER 31,                   2001           2002         TOTAL
                                             ----           ----         -----
REVENUES                              $45,651,822    $49,055,082   $308,242,790
OPERATING EXPENSES                     22,106,389     23,583,072    151,910,640
                                       ----------     ----------    -----------

OPERATING INCOME                      $23,545,433    $25,472,010   $156,332,150
  PLUS: RESIDUAL VALUE                               229,248,086    229,248,086
  LESS: CAPITAL EXPENDITURES            2,636,833      2,768,834     20,839,353
                                        ---------      ---------     ----------

TOTAL CASH FLOW                       $20,908,600   $251,951,262   $364,740,883

[LOGO OF MTA APPEARS HERE]

- ----------------------------------------
         CABLE TV FUND 12-B LTD.                                      EXHIBIT E
             AUGUSTA, GEORGIA                                         ---------
         AS OF DECEMBER 31, 1994
- ----------------------------------------

CABLE TELEVISION SUBSCRIBERS
- ----------------------------

  YEAR ENDING DECEMBER 31,                    1995      1996       1997       1998       1999       2000       2001        2002
                                              ----      ----       ----       ----       ----       ----       ----        ----
BEGINNING MILES                            1,647.5
MILES ADDED                                   35.0      30.0       30.0       30.0       30.0       30.0       30.0        30.0
CUMULATIVE MILES                           1,682.5   1,712.5    1,742.5    1,772.5    1,802.5    1,832.5    1,862.5     1,892.5
DENSITY OF ADDITIONAL PLANT                     36        52         59         64         65         66         68          69

HOMES PASSED - BEGINNING                   102,040
  PROJ NEW HOMES & EXTENSIONS                1,276     1,550      1,783      1,920      1,954      1,989      2,025       2,062
HOMES PASSED - ENDING                      103,316   104,865    106,648    108,568    110,522    112,511    114,536     116,598
GROWTH IN HOMES                                1.3%      1.5%       1.7%       1.8%       1.8%       1.8%       1.8%        1.8%

BASIC - BEGINNING SUBSCRIBERS               66,601    67,950     69,494     71,208     73,033     74,347     75,686      77,048
    ENDING SUBSCRIBERS                      67,950    69,494     71,208     73,033     74,347     75,686     77,048      78,435
    AVERAGE SUBSCRIBERS                     67,276    68,722     70,351     72,121     73,690     75,017     76,367      77,742
    PENETRATION                               65.8%     66.3%      66.8%      67.3%      67.3%      67.3%      67.3%       67.3%

EXPANDED BASIC - BEGINNING                  64,519    65,826     67,321     68,982     70,750     72,023     73,320      74,639
    ENDING SUBSCRIBERS                      65,826    67,321     68,982     70,750     72,023     73,320     74,639      75,983
    AVERAGE SUBSCRIBERS                     65,172    66,574     68,152     69,866     71,387     72,672     73,980      75,311
    PENETRATION                               96.9%     96.9%      96.9%      96.9%      96.9%      96.9%      96.9%       96.9%

PAY TV - BEGINNING UNITS                    52,990    53,724     54,597     55,588     56,647     57,666     58,704      59,761
    ENDING UNITS                            53,724    54,597     55,588     56,647     57,666     58,704     59,761      60,837
    AVERAGE UNITS                           53,357    54,160     55,092     56,117     57,157     58,185     59,233      60,299
    PENETRATION                               79.1%     78.6%      78.1%      77.6%      77.6%      77.6%      77.6%       77.6%

PAY PER VIEW - BEGINNING UNITS/MO            2,794     4,262      7,050     10,761     14,680     19,060     23,592      28,281
    ENDING UNITS                             4,262     7,050     10,761     14,680     19,060     23,592     28,281      33,132
    AVERAGE UNITS                            3,528     5,656      8,906     12,721     16,870     21,326     25,937      30,707
    PENETRATION                               68.9%     63.0%      62.7%      62.6%      63.9%      64.8%      65.4%       65.9%

ADDITIONAL SETS - BEGINNING                 58,510    59,695     61,051     62,558     64,161     65,315     66,491      67,688
    ENDING SUBSCRIBERS                      59,695    61,051     62,558     64,161     65,315     66,491     67,688      68,906
    AVERAGE SUBSCRIBERS                     59,103    60,373     61,804     63,359     64,738     65,903     67,089      68,297
    PENETRATION                               87.9%     87.9%      87.9%      87.9%      87.9%      87.9%      87.9%       87.9%

CONVERTER RENTALS - BEGINNING                  235     5,676     10,322     15,561     21,072     26,656     32,433      38,411
    ENDING SUBSCRIBERS                       5,676    10,322     15,561     21,072     26,656     32,433     38,411      44,592
    AVERAGE SUBSCRIBERS                      2,955     7,999     12,941     18,317     23,864     29,545     35,422      41,502
    PENETRATION                                8.4%     14.9%      21.9%      28.9%      35.9%      42.9%      49.9%       56.9%

ADDRESSABLE HOMES - BEGINNING                2,734     6,187     11,192     17,165     23,447     29,817     36,409      43,228
    ENDING SUBSCRIBERS                       6,187    11,192     17,165     23,447     29,817     36,409     43,228      50,281
    AVERAGE SUBSCRIBERS                      4,460     8,689     14,178     20,306     26,632     33,113     39,818      46,754
    PENETRATION                                9.1%     16.1%      24.1%      32.1%      40.1%      48.1%      56.1%       64.1%

[LOGO OF MTA APPEARS HERE]

                                                                     EXHIBIT F
                                                                     ---------
- -------------------------
  CABLE TV FUND 12-B LTD.
   AUGUSTA, GEORGIA
 AS OF DECEMBER 31, 1994
- -------------------------

SERVICE RATES
- -------------

CURRENT RATES
- -------------
BASIC                                  $9.13
EXPANDED BASIC                         14.07
PAY                                     8.18
PAY PER VIEW                            6.05
ADDITIONAL OUTLETS                      0.00
CONVERTER RENTALS                       4.00
INSTALLATIONS-NEW                      30.00
INSTALLATIONS-CHURN                    20.00
  YEAR ENDING DECEMBER 31,              1995    1996    1997    1998    1999    2000    2001    2002
                                        ----    ----    ----    ----    ----    ----    ----    ----
PERCENTAGE RATE INCREASES
- -------------------------
BASIC                                     0%      4%      4%      4%      4%      4%      4%      4%
EXPANDED BASIC                           10%      5%      4%      4%      4%      4%      4%      4%
PAY                                       0%      1%      1%      1%      1%      1%      1%      1%
PAY PER VIEW                              0%      4%      4%      4%      4%      4%      4%      4%
ADDITIONAL OUTLETS                        0%      4%      4%      4%      4%      4%      4%      4%
CONVERTER RENTALS                         0%      4%      4%      4%      4%      4%      4%      4%
INSTALLATIONS-NEW                         0%      4%      4%      4%      4%      4%      4%      4%
INSTALLATIONS-CHURN                       0%      4%      4%      4%      4%      4%      4%      4%
AVERAGE RATES
- -------------
BASIC                                 $9.13   $9.50   $9.88  $10.27  $10.68  $11.11  $11.55  $12.01
EXPANDED BASIC                        15.45   16.15   16.79   17.47   18.16   18.89   19.65   20.43
PAY                                    8.18    8.26    8.34    8.43    8.51    8.60    8.68    8.77
PAY PER VIEW                           6.05    6.29    6.54    6.81    7.08    7.36    7.66    7.96
ADDITIONAL OUTLETS                     0.00    0.00    0.00    0.00    0.00    0.00    0.00    0.00
CONVERTER RENTALS                      4.00    4.16    4.33    4.50    4.68    4.87    5.06    5.26
INSTALLATIONS-NEW                     30.00   31.20   32.45   33.75   35.10   36.50   37.96   39.48
INSTALLATIONS-CHURN                   20.00   20.80   21.63   22.50   23.40   24.33   25.31   26.32

BASIC CHURN RATE                         30%     30%     30%     30%     30%     30%     30%     30%

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                                     A-11

- ---------------------------------
      CABLE TV FUND 12-B LTD.                                          EXHIBIT G
          AUGUSTA, GEORGIA                                             ---------
      AS OF DECEMBER 31, 1994
- ---------------------------------

  YEAR ENDING DECEMBER 31,                   1995          1996          1997          1998          1999          2000
                                             ----          ----          ----          ----          ----          ----
REVENUES:
BASIC                                  $7,370,709    $7,830,336    $8,336,598    $8,888,149    $9,444,849    $9,999,450
EXPANDED BASIC                         12,079,063    12,900,787    13,734,874    14,643,576    15,560,761    16,474,489
PAY TV                                  5,237,505     5,369,519     5,516,536     5,675,375     5,838,299     6,002,822
PAY PER VIEW                              256,149       427,068       699,315     1,038,849     1,432,806     1,883,697
ADDITIONAL SETS                               N/A           N/A           N/A           N/A           N/A           N/A
CONVERTER RENTALS                         141,858       399,299       671,877       988,974     1,340,033     1,725,385
INSTALLATIONS - NEW BASIC                  40,473        48,160        55,636        61,572        46,137        48,846
                CHURN                     410,112       435,686       463,855       494,543       525,518       556,377
COMMERCIAL                                625,037       661,180       700,680       743,452       786,792       830,217
ADVERTISING                             1,968,705     2,362,446     2,716,813     2,988,494     3,287,344     3,616,078
MISCELLANEOUS                           1,066,591     1,099,504     1,144,717     1,215,515     1,277,966     1,348,431
                                        ---------     ---------     ---------     ---------     ---------     ---------

TOTAL REVENUES                        $29,196,202   $31,533,984   $34,040,902   $36,738,501   $39,540,505   $42,485,793

OPERATING EXPENSES:
OPERATIONS                             $4,454,890    $4,732,268    $5,029,664    $5,347,695    $5,677,185    $6,018,215
GENERAL & ADMINISTRATIVE                2,314,434     2,462,087     2,622,339     2,795,447     2,972,392     3,152,763
SALES & MARKETING                       1,855,203     2,074,957     2,316,811     2,517,194     2,722,634     2,954,034
PROGRAMMING                             6,279,293     6,636,724     7,066,472     7,551,988     8,064,906     8,601,582
                                        ---------     ---------     ---------     ---------     ---------     ---------

TOTAL OPERATING EXPENSES              $14,903,820   $15,906,036   $17,035,287   $18,212,325   $19,437,116   $20,726,595
                                      -----------   -----------   -----------   -----------   -----------   -----------

OPERATING INCOME                      $14,292,381   $15,627,948   $17,005,615   $18,526,176   $20,103,389   $21,759,198

OPERATING MARGIN                             49.0%         49.6%         50.0%         50.4%         50.8%         51.2%

TOTAL REVENUE/BASIC SUB/MONTH              $36.16        $38.24        $40.32        $42.45        $44.71        $47.20
CASH FLOW/BASIC SUB/MONTH                  $17.70        $18.95        $20.14        $21.41        $22.73        $24.17

OPERATIONS % OF REVENUE                        15%           15%           15%           15%           14%           14%
G & A PERCENTAGE OF REVENUE                     8%            8%            8%            8%            8%            7%
SALES & MARKETING % OF REVENUE                  6%            7%            7%            7%            7%            7%
PROGRAMMING % OF REVENUE                       22%           21%           21%           21%           20%           20%

  YEAR ENDING DECEMBER 31,                    2001          2002         TOTAL
                                              ----          ----         -----
REVENUES:
BASIC                                  $10,586,618   $11,208,264    $73,664,974
EXPANDED BASIC                          17,441,871    18,466,058    121,301,480
PAY TV                                   6,171,982     6,345,908     46,157,947
PAY PER VIEW                             2,382,601     2,933,601     11,054,087
ADDITIONAL SETS                                N/A           N/A            N/A
CONVERTER RENTALS                        2,151,371     2,621,436     10,040,233
INSTALLATIONS - NEW BASIC                   51,714        54,751        407,288
                CHURN                      589,047       623,636      4,098,774
COMMERCIAL                                 876,082       924,525      6,147,965
ADVERTISING                              3,977,686     4,375,454     25,293,020
MISCELLANEOUS                            1,422,850     1,501,449     10,077,023
                                         ---------     ---------     ----------

TOTAL REVENUES                         $45,651,822   $49,055,082   $308,242,790

OPERATING EXPENSES:
OPERATIONS                              $6,379,397    $6,761,928    $44,401,242
GENERAL & ADMINISTRATIVE                 3,344,462     3,548,218     23,212,144
SALES & MARKETING                        3,206,279     3,481,325     21,128,438
PROGRAMMING                              9,176,251     9,791,602     63,168,817
                                         ---------     ---------     ----------

TOTAL OPERATING EXPENSES               $22,106,389   $23,583,072   $151,910,640
                                       -----------   -----------   ------------

OPERATING INCOME                       $23,545,433   $25,472,010   $156,332,150

OPERATING MARGIN                              51.6%         51.9%

TOTAL REVENUE/BASIC SUB/MONTH               $49.82        $52.58
CASH FLOW/BASIC SUB/MONTH                   $25.69        $27.30

OPERATIONS % OF REVENUE                         14%           14%
G & A PERCENTAGE OF REVENUE                      7%            7%
SALES & MARKETING % OF REVENUE                   7%            7%
PROGRAMMING % OF REVENUE                        20%           20%

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                                     A-12

         -----------------------
         CABLE TV FUND 12-B LTD.                                       EXHIBIT H
            AUGUSTA, GEORGIA                                           ---------
         AS OF DECEMBER 31, 1994
         -----------------------

CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                         1995        1996        1997        1998        1999
                                                   ----        ----        ----        ----        ----
ASSUMPTIONS AND INPUTS:
- ----------------------

BV OF EXISTING PLANT                       $41,673,236
ADD'L MILES OF PLANT                                35          30          30          30          30
AERIAL PLANT PER MILE                          $20,325     $20,935     $21,563     $22,210     $22,876
UNDERGROUND PLANT PER MILE                     $32,875     $33,861     $34,877     $35,923     $37,001
PERCENTAGE OF PLANT AERIAL                          35%         35%         35%         35%         35%
PERCENTAGE OF PLANT UNDERGROUND                     65%         65%         65%         65%         65%
AVERAGE COST PER CONVERTER                        $107        $110        $114        $117        $120
PERCENTAGE CONVERTER USE                             8%         15%         22%         29%         36%
PERCENTAGE REPLACEMENT                               1%          1%          1%          1%          2%
INSTALLATION COST PER SUB                          $50         $52         $53         $55         $56
MISC CAPITAL PER SUBSCRIBER                         $5          $5          $5          $5          $6
INFLATION FACTOR RE CAPITALS                         0%          3%          3%          3%          3%

ANNUAL COSTS:
- ------------

PLANT ADDITIONS - AERIAL                      $248,981    $219,815    $226,409    $233,202    $240,198
                - UNDERGROUND                  747,906     660,294     680,103     700,506     721,521
PLANT REBUILD/UPGRADE                        1,200,000   1,030,000     200,000     206,000     212,180
AVERAGE COST OF NEW CONVERTERS                 582,162     512,038     594,741     644,359     672,432
CONVERTER REPLACEMENT                            3,162       8,815      14,691      21,416      57,478
INSTALLATION COSTS                              67,454      79,494      90,953      99,689      73,979
MISC CAPITAL EXPENDITURES                      336,378     353,918     373,177     394,041     414,695
                                               -------     -------     -------     -------     -------

TOTAL CAPITAL EXPENDITURES                  $3,186,044  $2,864,375  $2,180,073  $2,299,212  $2,392,484

  AS A % OF OPERATING INCOME                      22.3%       18.3%       12.8%       12.4%       11.9%


CAPITAL EXPENDITURES
- --------------------

  YEAR ENDING DECEMBER 31,                      2000        2001        2002          TOTAL
                                                ----        ----        ----          -----

ASSUMPTIONS AND INPUTS:
- ----------------------

BV OF EXISTING PLANT
ADD'L MILES OF PLANT                             30          30          30
AERIAL PLANT PER MILE                       $23,562     $24,269     $24,997
UNDERGROUND PLANT PER MILE                  $38,111     $39,254     $40,432
PERCENTAGE OF PLANT AERIAL                       35%         35%         35%
PERCENTAGE OF PLANT UNDERGROUND                  65%         65%         65%
AVERAGE COST PER CONVERTER                     $124        $128        $132
PERCENTAGE CONVERTER USE                         43%         50%         57%
PERCENTAGE REPLACEMENT                            2%          2%          2%
INSTALLATION COST PER SUB                       $58         $60         $61
MISC CAPITAL PER SUBSCRIBER                      $6          $6          $6
INFLATION FACTOR RE CAPITALS                      3%          3%          3%            123%

ANNUAL COSTS:
- ------------

PLANT ADDITIONS - AERIAL                   $247,404    $254,826    $262,470      $1,933,304
                - UNDERGROUND               743,167     765,462     788,426       5,807,387
PLANT REBUILD/UPGRADE                       218,545     225,102     231,855       3,523,682
AVERAGE COST OF NEW CONVERTERS              716,692     763,665     813,508       5,299,597
CONVERTER REPLACEMENT                        73,296      90,513     109,229         378,601
INSTALLATION COSTS                           77,570      81,335      85,283         655,759
MISC CAPITAL EXPENDITURES                   434,824     455,930     478,061       3,241,023
                                            -------     -------     -------       ---------

TOTAL CAPITAL EXPENDITURES               $2,511,498  $2,636,833  $2,768,834     $20,839,353

  AS A % OF OPERATING INCOME                   11.5%       11.2%       10.9%

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                                     A-13

- ----------------------------------
      CABLE TV FUND 12-B LTD.                                        EXHIBIT I
          AUGUSTA, GEORGIA                                           ---------
      AS OF DECEMBER 31, 1994
- ----------------------------------

DEPRECIATION
- ------------

                                              YEAR 1           YEAR 2             YEAR 3             YEAR 4             YEAR 5
                                              ------           ------             ------             ------             ------
ESTIMATED DEPRECIATION RATES                    14.3%            24.5%              17.5%              12.5%               8.9%

DEPRECIATION - BEG. & ADTNS.                    1995             1996               1997               1998               1999
                                                ----             ----               ----               ----               ----
               YEAR 1                     $6,410,391      $10,986,038         $7,845,888         $5,602,924         $4,005,934
               YEAR 2                                         409,319            701,485            500,979            357,760
               YEAR 3                                                            311,532            533,900            381,295
               YEAR 4                                                                               328,557            563,077
               YEAR 5                                                                                                  341,886
               YEAR 6
               YEAR 7
               YEAR 8
                                           ---------       ----------          ---------          ---------          ---------
TOTAL DEPRECIATION                        $6,410,391      $11,395,357         $8,858,906         $6,966,361         $5,649,952

                                                      YEAR 6           YEAR 7       YEAR 8
                                                      ------           ------       ------
ESTIMATED DEPRECIATION RATES                             8.9%             8.9%         4.5%

DEPRECIATION - BEG. & ADTNS.                            2000             2001         2002        TOTAL
                                                        ----             ----         ----        -----
               YEAR 1                             $4,001,448       $4,005,934   $2,000,724   $44,859,280
               YEAR 2                                255,789          255,502      255,789     2,736,623
               YEAR 3                                272,291          194,681      194,463     1,888,161
               YEAR 4                                402,132          287,172      205,320     1,786,258
               YEAR 5                                585,919          418,445      298,821     1,645,072
               YEAR 6                                358,893          615,066      439,261     1,413,220
               YEAR 7                                                 376,803      645,760     1,022,564
               YEAR 8                                                              395,666       395,666
                                                   ---------        ---------    ---------    ----------
TOTAL DEPRECIATION                                $5,876,472       $6,153,603   $4,435,804   $55,746,845

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                                     A-14

   -----------------------
   CABLE TV FUND 12-B LTD.                                           EXHIBIT J
     AUGUSTA, GEORGIA                                                ---------
   AS OF DECEMBER 31, 1994
   -----------------------


ASSUMPTIONS AND INPUTS
- ----------------------
REMAINING LIFE OF FRANCHISES (YEARS)                                       8
AVERAGE SUBSCRIBER LIFE (YEARS)                                            7
INCOME TAX RATE                                                          34%
CAPITAL GAIN RATE                                                        34%
NET FMV OF EXISTING ASSETS                                       $41,673,236
SUBSCRIBERS IN FRANCHSES                                                100%

                                                           LOW          HIGH
                                                      ANALYSIS      ANALYSIS
                                                      --------      --------
DEBT PERCENTAGE                                            50%           50%
EQUITY PERCENTAGE                                          50%           50%
RESIDUAL MULTIPLE (ROE & ROI)                                9             9
MULT OF PAST YRS OP INC                                   10.5          11.5
MULT OF CUR YRS OP INC                                    10.0          11.0
MULT OF NEXT YR'S OP INCOME                                9.5          10.5
TARGET RET ON EQTY (AFT TAX)                             14.0%         12.0%
TARGET RETURN ON INVESTMENT                              16.6%         15.1%

                                                      [LOGO OF MTA APPEARS HERE]

                                                                       EXHIBIT B

APPRAISAL REPORT
- -------------------------------------------------------------------------------







                               AUGUSTA, GEORGIA

                                CABLE TV SYSTEM







                                   PREPARED BY:

                                        KAGAN MEDIA APPRAISALS, INC.
                                        126 CLOCK TOWER PLACE
                                        CARMEL, CA 93923
                                        (408) 624-1536

                                        February 14, 1995

                               TABLE OF CONTENTS
- -------------------------------------------------------------------------------


CERTIFICATE OF APPRAISAL ................................................   B-1

STATEMENT OF LIMITING CONDITIONS ........................................   B-3

RESTRICTIONS UPON DISCLOSURE AND USE ....................................   B-6

QUALIFICATIONS OF THE APPRAISER .........................................   B-7

PURPOSE OF THE APPRAISAL ................................................   B-9

THE APPRAISAL PROCESS ...................................................  B-10
     COST APPROACH ......................................................  B-10
     MARKET DATA (COMPARABILITY) APPROACH ...............................  B-10
     INCOME APPROACH ....................................................  B-11

VALUATION THEORY USING DISCOUNTED CASH FLOW ANALYSIS ....................  B-13

VALUATION OF JONES INTERCABLE CABLE TV SYSTEM ...........................  B-16
     DESCRIPTION OF SUBJECT MARKET ......................................  B-17
     DESCRIPTION OF SUBJECT BUSINESS ....................................  B-22
     10-YEAR CASH FLOW PROJECTIONS ......................................  B-27
     ASSUMPTIONS FOR THE 10-YEAR CASH FLOW PROJECTIONS ..................  B-29
     COMPARABLE ANALYSIS ................................................  B-33
     CORRELATION AND FINAL ESTIMATE OF VALUE ............................  B-36

CERTIFICATE OF APPRAISAL
- --------------------------------------------------------------------------------


     The undersigned does hereby certify that, except as otherwise noted in this appraisal:

     l. We have inspected the financial statements and other operating and financial data of the subject business as furnished by the parties involved.

     2. We hereby certify that we have no present or contemplated financial interest in the business that is the subject of this appraisal report, and that our employment and compensation are in no way contingent upon the value reported.

     3. We have no personal interest or bias with respect to the subject matter of this appraisal report, nor are we connected in any way with the parties involved.

     4. Pursuant to an investment policy adopted in 1974, Paul Kagan personally and Paul Kagan Associates, Inc., as a corporation, invest profits in publicly held media companies. Clients of Kagan Capital Management are also invested in publicly held media companies. As a result, portfolios owned and/or managed by Paul Kagan at present may maintain a long-term investment in stock of various KMA clients. Additionally, KMA clients may be subscribers to a number of Kagan information services and its executives from time to time may have enrolled at Kagan seminars or serve as panelists themselves.

     5. To the best of our belief and knowledge, any statements of fact contained in this appraisal report, upon which the analyses, opinions and conclusions expressed herein are based, are true and correct. Information used to complete this report was obtained from sources considered reliable and is believed to be true and correct. We make no warranty as to the accuracy or reasonableness of such information furnished to us by others.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-1           KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     6. This appraisal report sets forth all of the limiting conditions imposed by the terms of our assignment or by the undersigned, affecting the analyses, opinions and conclusions contained in this report.

     7. The analyses, conclusions and opinions that are set forth in this appraisal report represent the work of the Kagan Media Appraisals, Inc. staff, including the undersigned.

     8. The business that is the subject of this appraisal report, the Jones Intercable cable TV system of Augusta, Georgia, is valued at approximately $136.3 million as of December 31, 1994.
- --------------


Signed:   /s/ Robin V. Flynn
          ----------------------------------------------
          Kagan Media Appraisals, Inc./Robin V. Flynn



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-2           KAGAN MEDIA APPRAISALS, INC.

STATEMENT OF LIMITING CONDITIONS
- --------------------------------------------------------------------------------


     The opinions, conclusions, projections and estimates of value presented in this report are based, in part, on assumptions and financial and operating data furnished to us by Jones Intercable which are assumed to be correct and current. We assume no responsibility for knowledge of matters legal in nature concerning Jones Intercable. We do not render any opinions as to the title of ownership of the subject property, which is assumed to be correct and good and free of liens or other financial or legal encumbrances. We have taken into consideration existing long-term liabilities that have been called to our attention by the parties involved, but do not guarantee that other liabilities, of a financial or legal nature, do not exist. We have appraised the subject property as if it was free and clear of debt and under responsible ownership and competent management. Completion of any scheduled capital improvements is assumed.

     Our assignment was to appraise the value of the subject property from the standpoint of a financial analysis of its ability to generate revenue, cash flow and profit. Utilizing accepted principles of appraisal methodology, Kagan Media Appraisals, Inc. has developed its own method of valuing media properties, which may differ in certain aspects from other methods. We conduct our research under the assumption that a fair market value can be established within the constraints of a financial analysis, supplemented by analysis of the markets in which the subject business operates and analysis of comparable businesses sold in the industry. We have, therefore, made no survey of the property, plant, and equipment of the subject business or of its management or marketing practices. Furthermore, no engineering survey of the business has been made or rendered by Kagan Media Appraisals, Inc. This appraisal assumes that the subject business' technical equipment is in good working order and appropriate for the conduct of a


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-3           KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


business of its type, and that it is operated by competent management, as more fully described within the body of this report.

     We have queried management regarding any specific circumstances concerning market conditions, and have taken its response into account in our evaluation.

     Possession of this report, or a copy thereof, does not carry with it the right of publication, nor may it be used for any purpose by any but the assignor without the prior written consent of the appraiser and in any event only with proper qualifications. This appraisal is not to be construed as an offer to sell the subject property or as a solicitation of an offer to buy said property. Neither is this appraisal intended for use as a business plan in connection with the securing of financing or the financial restructuring of the subject business. It is offered solely as an independent study of the fair market value of the subject property, combining the technical competence and the experienced judgement of the staff of Kagan Media Appraisals, Inc. The final estimate of value cited in this report is a result of our independent conclusions based on the assumptions, analyses and discussions contained in the following pages. Due to market fluctuations and circumstances beyond an appraiser's control, KMA does not warrant that a buyer will pay the appraised value of the property.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-4           KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     Unless prior written arrangements have been made, neither Kagan Media Appraisals, Inc. nor any officer of Kagan Media Appraisals, Inc. is required to give testimony or attendance in court, pre-trial proceedings or arbitration by reason of having made, or participated in, this report. The reader is advised that this Statement of Limiting Conditions and the accompanying introductory pages are an integral part of the final report, which contains the details of our analyses and all necessary documentation to support valuation conclusions.


Signed: /s/ Robin V. Flynn
       ------------------------------------------------
           Kagan Media Appraisals, Inc./Robin V. Flynn


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-5           KAGAN MEDIA APPRAISALS, INC.

RESTRICTIONS UPON DISCLOSURE AND USE
- --------------------------------------------------------------------------------


     Neither all nor any part of the contents of this report, especially any conclusions as to value, or the identity of Kagan Media Appraisals, Inc. and its affiliates, shall be disseminated to the public through advertising media, public relations media, news media, sales media or any other public means of communications without the prior written consent and approval of the undersigned.



Signed: /s/ Robin V. Flynn
       ----------------------------------------------
          Kagan Media Appraisals, Inc./Robin V. Flynn



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-6           KAGAN MEDIA APPRAISALS, INC.

QUALIFICATIONS OF THE APPRAISER
- --------------------------------------------------------------------------------


     Paul F. Kagan is a financial analyst, consultant, investment manager and publisher of appraisal commentaries and analytical newsletters serving the communications and entertainment industries.

     He has been engaged in this business since February 1969, when he formed Paul Kagan Associates, Inc., in Rockville Centre, New York. Offices were moved to Carmel, CA, in 1978. The Kagan group of companies includes Paul Kagan Associates, Inc. (publishing), Kagan Seminars Inc. (seminars), Kagan Capital Management, Inc. (investment management) and Kagan Media Appraisals, Inc. (appraisals and strategic consulting).

     Prior to forming PKA, Paul Kagan was a security analyst specializing in broadcasting and cable TV for E.F. Hutton & Co. in New York. In the past he has also contributed numerous articles on investments and finance to such popular publications as Barron's, the Dow Jones financial weekly.
                        --------

     Earlier, he was employed in executive positions with CBS, Inc., and WOR-FM in New York.

     Mr. Kagan is a fellow of the Financial Analysts Federation, a member of the New York Society of Security Analysts and an associate member of the Broadcast Financial Management Association.

     PKA publishes 48 newsletters on various communications and media disciplines, including CABLE TV INVESTOR, BROADCAST INVESTOR, CABLE TV BANKER/BROKER and BROADCAST BANKER/BROKER. Since 1969, it has published CABLE TV INVESTOR, the only continuing publication analyzing the value of public and private cable TV companies.

     For 26 years, Mr. Kagan and his staff have appraised over $24 billion worth of media properties on contract assignment. In addition, the Kagan Newsletters have analyzed public and private companies, on at least a quarterly basis, totaling hundreds of billions of dollars.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-7           KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

    Mr. Kagan is a graduate of Hunter College of the City University of New York, where he majored in communications. He also studied accounting at the New York University Graduate School of Business Administration.

     Mr. Kagan and his analyst team have, for the past 20 years, conducted seminars for corporate executives and public officials on communications and media topics.

     Robin V. Flynn is Vice President of Kagan Media Appraisals, Inc. Prior to joining the firm, she was employed with the Overseas Private Investment Corporation (OPIC) in Washington, DC, where she analyzed the revenue-generating ability of proposed overseas investment projects. Earlier, she worked with Scudder, Stevens & Clark, an investment counsel firm in Boston, MA, in developing an international investment fund for Canadian institutional investors.

     Ms. Flynn holds a Bachelor of Arts degree from Duke University, a Certificate in Contemporary French Studies from the Sorbonne in Paris, and an MBA in Finance from the Monterey Institute of International Studies.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-8           KAGAN MEDIA APPRAISALS, INC.

PURPOSE OF THE APPRAISAL
- --------------------------------------------------------------------------------


     The purpose of this appraisal is to estimate the current fair market value of the Augusta, Georgia cable TV system.

     Market value for purposes of this report is the definition recommended by the United States Internal Revenue Service:

     "The fair market value is the price at which the property would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts."



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-9           KAGAN MEDIA APPRAISALS, INC.

THE APPRAISAL PROCESS
- --------------------------------------------------------------------------------


     The valuation of a business is generally done by use of one or more of the following three approaches:

          l.  Cost approach

          2.  Market Data (comparability) approach

          3.  Income approach

     Under certain circumstances, it is not always possible to apply all of the aforementioned approaches to value, due to special purpose or use characteristics of a given business.

 COST APPROACH

     Under this method, value is derived by estimating the replacement cost of the equipment, building and other improvements owned by the subject business, based on current prices for labor and materials and latest construction techniques. To this total might be added a cost factor for obtaining the government licenses required to engage in the subject business. Kagan Media Appraisals, Inc. does not employ this approach in its fair market valuations unless specifically requested to do so.

 MARKET DATA (COMPARABILITY) APPROACH

     A value estimate by this method is derived by direct comparison of the subject business with other companies of similar size or type that are currently, or have been recently, offered for sale.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-10          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


 INCOME APPROACH

     This technique relates the evaluation of a property to its ability to generate income over a specified investment period. The value to the owner of this "earning expectancy" must be compared with the value of other investments the owner might otherwise make. Because the value is expressed as a capitalized rate of income, the income stream of the subject business is of vital importance to the appraiser./1/

     The value estimate under this approach is developed by first determining the current income level of the subject business, then projecting growth rates for the span of years in which the investment is expected to be returned, discounting future income by an imputed rate based on cost-of-money factors. Finally, the total valuation is yielded by the sum of present values to be generated in each of the years counted.

     This method of calculation is normally applied to "operating income," or, in the lexicon of many entrepreneurs in the marketplace, "cash flow." The latter term consists of operating revenue minus operating expense, and does not include deductions for depreciation, interest, or income taxes.




- -------------------------

         /1/ "In order to value the property, it is necessary to forecast its earnings expectancy. The past earnings expectancy of the subject property and/or of comparable properties, adjusted for such trends and circumstances as can be foreseen as of the valuation date, is projected into the future...The valuation of the investment property is based on the principle that, as of the valuation date, the value is equivalent to the series of future net returns. The present worth calculation is based on the principle that an investor, buying the subject property, expects 1) either to preserve the amount of his original investment or to recover the consumer portion therefore out of earnings and/or any terminal sale of assets and 2) to receive the equivalent of any annual remunerative yield rate being high enough to compensate him for the investment risk involved."-- Opinion of the College of Fellows, American Society of Appraisers, published in the June 1975 edition of VALUATION journal, p. 87.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-11          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     Our assignment was to evaluate the subject business on the basis of known market data and financial statements furnished by the owner of the business.
We accepted the assignment on the basis that such evaluations are commonly conducted in the industry of the business being appraised, and that a fair market value estimate can be determined. We assume that the legal and physical status of the subject business is in good condition and operated by competent management.




- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-12          KAGAN MEDIA APPRAISALS, INC.

VALUATION THEORY USING DISCOUNTED CASH FLOW ANALYSIS
- --------------------------------------------------------------------------------


     The time value of money means that a dollar one year from today is "worth" less than a dollar today. This is due, in part, to inflation, because the buying power of tomorrow's dollar will likely be less than it is today.

     Future dollars are worth less than present dollars, however, for another, perhaps more important reason: the existence of the interest rate, or cost-of-money factor, in the leveraging of a business enterprise.

     Put more simply: one dollar invested in a risk-free instrument, such as a savings bank or a government security, will earn a given amount of interest over a certain period of time. Thus, the same dollar invested in a business enterprise "loses" value over time unless the business "returns" dollars at a rate at least equal to that which would have been enjoyed in the alternate investment.

     Because the business likely will entail risk of considerable nature, the ultimate "rate of return" must be substantially better than that paid by the risk-free instrument.

     Suppose, for example, a person deposits $l,000 in a bank that pays 7% interest compounded quarterly, and both principal and interest are left in the account over 10 years. At the end of 10 years, the original $l,000 will have doubled, to $2,001. That's an effective annual rate of return of 7.2%.

     If, instead, the investor had placed his $l,000 in a more speculative account--say, by acquiring equity ownership of a cable TV system or radio station--the average annual rate of return would have to be considerably higher than 7.2% to warrant taking the risk. How long should the investment return period be, so that the average rate of return is desirable?



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-13          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     It is the appraiser's experience that media investors typically seek return-on-investment within approximately 10 years. Such rates of return enable them to obtain returns on equity of as much as 50% annually, through the use of leverage.

     The form of the return is at the heart of every buy-sell negotiation. For it is not the percentage of net profit to equity that concerns the media investor. Rather, it is the percentage of operating profit to equity. This operating profit is also called "cable cash flow" because it differs from true accounting cash flow. Cable cash flow is net income added back to depreciation and amortization, interest and income taxes.

     Entrepreneurs use this variation of cash flow to distinguish among properties because it tends to make one potential investment easier to compare to another.

     In the media, many properties are purchased on "terms," i.e., over a number of years with installment payments and varying interest rates, or other payment schedules with certain contingencies. And because individuals and corporations also have varying tax rates, the amount of taxes paid takes the media investor further away from reasonable comparisons. In addition, capitalizations of companies vary, yielding widely disparate financial operating characteristics.

     In order to determine how a business is really performing in its day-to-day operation, cable investors go directly to operating income (cable cash flow) to make their comparisons. It is this line that is expected to grow, and it is this line on the income statement that they look to for their return on investment.



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-14          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     In order to determine the cash flow potential of a (cable) system, the appraiser must perform the following functions:

     l. Compute a projected growth of absolute cash flow over a given investment payback period.

     2. Compute a projected rate of inflation, to reduce future cash flows to present value.

     3. Discount future cash flow utilizing present-value factors widely published in financial handbooks.

     The result of these steps is the accumulation over a set period of years of "discounted cash flow," the amount of real income that will be counted as the "return" against the investment.

     To say it another way, the value of the business is equal to the
                            -----------------------------------------
cumulative discounted cash flow (future income stream) to be generated by the
- -----------------------------------------------------------------------------
business over the desired investment payback period.
- ----------------------------------------------------



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-15          KAGAN MEDIA APPRAISALS, INC.

                 VALUATION OF JONES INTERCABLE CABLE TV SYSTEM
                               AUGUSTA, GEORGIA
- --------------------------------------------------------------------------------











- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-16          KAGAN MEDIA APPRAISALS, INC.

DESCRIPTION OF SUBJECT MARKET
- --------------------------------------------------------------------------------

     The Augusta market is the eighth largest metropolitan area in Georgia. As an increasingly diversified regional business center, it enjoyed strong growth in the decade of the 1980s. It did not entirely avoid the effects of the 1990-91 recession, however. Although employment in non-construction jobs either stabilized or has increased since then, housing starts have only recently shown signs of rebounding.

     The subject system has been providing service in Augusta since 1969. It has been owned and operated as part of Jones Intercable since being acquired by the company in 1985. It serves the City of Augusta, Columbia County and Richmond County.

     Augusta is located in eastern Georgia on the Savannah River. It has no topographic barriers to the west and south, which include Columbia and Richmond counties respectively. Each year, it attracts the best golfers and thousands of spectators to the world famous Masters Golf Tournament. It is also home to three world class water sports events. The city also offers a 1,500-seat amphitheater for frequent outdoor concerts.

      While the city of Augusta itself experienced a slight decline in population of 6.1% from 1980 to 1990, the population of Columbia County increased 60.6%, and households, 72.6% during the same period. Likewise, the population in Richmond County increased 11.1% and households, 19.8%.

     A recent study suggests that the projected growth from 1994-99 will be in the following range:

     County    Total 5-Yr. Pop. Growth   Total 5-Yr. HH Growth
     -------------------------------------------------------------------
     Columbia       17.8%  19.5%
     Richmond       12.5%  16.3%

              Source:  Sales & Marketing Management, October 28, 1994





- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-17          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------


     The Augusta metropolitan area's employment base is strong and diversified. It exhibits a balance between the Wholesale/Retail Trade (22%), Manufacturing (23%) and Services (22%) sectors:



                                [PIE CHART OF
           AUGUSTA MDS, DISTRIBUTION OF NONAGRICULTURAL EMPLOYMENT
                                 APPEARS HERE]



               Source:  Augusta Economic Yearbook, 1993 Edition

     From 1984-91, nonagricultural employment increased at a compound annual rate of 4.0%. The highest rates of growth were in services (8.8%), construction (7.6%) and Wholesale/Retail Trade (4.8%). Despite a slight decline (-0.7%) in nonagricultural jobs in 1991, the Augusta area showed a rebound in 1992. During the first nine months, Augusta was creating jobs at an annual rate of 0.8%, about twice as fast as the state of Georgia as a whole. This resulted primarily from strong gains in the manufacturing sector.


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-18          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

      Prior to 1985, the area's unemployment rate generally exceeded that of Georgia's as a whole. From 1985-89, it generally tracked the statewide rate. From 1990-92, it was lower than the rate for the state.

      The major employers in the tri-county area which includes Aiken County, South Carolina (across the river from Augusta), are:


Employer                                    County             Number Employed
- --------------------------------------------------------------------------------
 Westinghouse Savannah River Company        Aiken                  16,000
 Medical College of Georgia                 Richmond                6,288
 Fort Gordon (civilian)                     Richmond                4,981
 Richmond County Schools                    Richmond                4,500
 University Hospital                        Richmond                3,400
 Graniteville Company                       Aiken                   3,000
 Aiken County Schools                       Aiken                   2,500
 Veterans Admin. Hospital                   Richmond                2,143
 Eisenhower Medical Center                  Richmond                2,140
 Gracewood State School and Hospital        Richmond                1,500
 Owens-Corning Fiberglass                   Aiken                   1,500
 Columbia Co. Schools                       Columbia                1,300
 E-Z-GO                                     Richmond                1,152
 Kimberly Clark                             Aiken                   1,100
 Humana Hospital                            Richmond                1,100
 Federal Paper Board                        Richmond                1,010

                  Source:  Metro Augusta Chamber of Commerce


          According to local management, Fort Gordon is unaffected by the recent round of military cutbacks. In fact, the number of personnel at the base has expanded, as units have moved in from other bases which are being downsized.

          From 1980 to 1990, the population of the Augusta MSA shifted toward an older and slightly more racially diverse community. In 1990, more than 33% of the population was in the 25-44 age group, an increase of 35.1%. Likewise, the 45-54 age group increased 14.0%, while the 18-24 age group declined


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-19          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

14.6%. In 1980, 67.5% of the population was white and 30.9%, black. In 1990, 66.7% was white; 31.1% black. But overall, by 1994, the 25-49 age group was still over 70% larger than the 50+ group.

          Total personal income has increased historically in line with the rate for the State of Georgia, in a range of 9.3-11.3% annually since 1970. Per capita income experienced a compound annual rate of growth of 6.9% from 1985-90, ahead of that for Georgia as a whole at 6.2%. In Columbia County, total income was projected to increase by 5.0% annually from 1990-95. In Richmond County, it was projected to increase by 2.6% annually. The growth rates for per capita income were projected to be 1.0% and 1.1% respectively. In 1990, over 48% of all households in Columbia County had income exceeding $35,000. In Richmond County, the figure was more than 33%. The projected percentages for 1995 were an increase to 50.4% in Columbia County and to 34.8% in Richmond County.

          Total effective buying income is forecasted to increase during the period 1993-98 by 41.6% in the Augusta-Aiken metropolitan area. In Columbia County, it is forecasted to increase by 44.6%, and in Richmond, by 40.8%. Total retail sales are forecasted to increase over the same period by 37.0% in the Augusta-Aiken metropolitan area, 54.7% in Columbia County and 31.3% in Richmond County.

          All these figures appear to be consistent with the balance and steady growth exhibited by the employment sector in the market.

          Augusta had a residential construction boom in the early 1980,s. The boom began to fade in 1986, and the market plummeted in 1987, when housing permits fell off 51.7%. Permits declined again in 1988 by 12.4%. Despite an uptick in permits authorized in 1989, permits declined again in 1990 by 21.4% There was a small increase in 1991 of 1.8% and a larger increase of 12% in 1992. The figures indicate a strong surge in single family home construction as mortgage rates declined.

          As previously noted, the Jones system serves the City of Augusta, Columbia County and Richmond County. The two counties, particularly Columbia County, have a good deal of "fill-in" housing


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-20          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

which is serviceable from existing facilities. In addition, as can be seen from the above figures, Columbia County is projected to have fairly strong growth in housing. In particular, the county has a large waterfront area on
J. Strom Thurmond Lake less than 30 minutes from downtown Augusta that is attracting many new residents. In a far-sighted move, the system already serves this fast-growing area.

       Despite the construction fall-off in 1988-90, there is considerable room for expansion of housing in both Columbia and Richmond County. In light of the estimates for those counties, and the overall steady growth projected for the entire Augusta MSA, we project that the number of households served by the system could be expected to grow at rate of 1.5% in the early years of the forecast period, and 1.0% in the later years.









- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-21          KAGAN MEDIA APPRAISALS, INC.

DESCRIPTION OF SUBJECT BUSINESS
- --------------------------------------------------------------------------------

     The Augusta cable system consists of approximately 1,600 miles of plant, 300 of which is 400 MHZ and 1,300 of which is 550 MHZ. The entire system was rebuilt to 400 MHZ in 1985 after it was acquired by Jones.

     About 80% of the plant was rebuilt to 550 MHZ in 1991-2. The remaining 300 miles needs to be rebuilt to expand the system's channel offering. All 54 channels are presently being used, and those 300 miles act as a "bottleneck" for the remaining plant, which is capable of carrying more channels. Management estimates that rebuilding the remaining 300 miles to 550 MHZ will cost $1.9 million.

     The Augusta system consists of nine headends, one centrally located at the office and 8 throughout the service area. All headends have considerable back-up power for emergency outages. All hubs are interconnected via fiber optic cables. The system has planned for future expansion by laying 21 fiber strands between each hub, when only 6 are now being used. This excess capacity, combined with the redundant "fiber ring" architecture, which has been in place since 1992, will enable the system to continue leasing fiber capacity throughout the service area, as well as provide local area network services in the future.

     The Augusta system passes all of the estimated 102,040 homes in its franchise areas. As previously discussed, growth in housing is expected to average 1.5% per year in the first four years of the projection period, and 1.0% thereafter, reaching about 115,000 in 2004. The system is not presently threatened by competition. Management has seen no impact from direct broadcast satellite services. There is an MMDS license for the area, but it has never been activated. It is the opinion of management that the local terrain could pose a problem to the delivery of a quality MMDS signal. The local Regional Bell Holding Company, Bell South, has announced a plan to begin offering video dial tone services on an experimental basis in Chamblee, Georgia, a suburb of Atlanta, after regulatory approval, but this would not directly impact the Augusta cable system.

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-22          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

     None of the franchising authorities have certified to regulate the 17-channel basic service tier. The City of Augusta filed its initial intention to regulate but never followed up with the necessary regulations or notification to the system operator. However, the City of Augusta did file a complaint with the F.C.C. about the monthly rate for the "Cable Programming Services" tier of 31 channels. In response, the company filed a cost-of-service showing under the F.C.C.'s interim rules. It is management's opinion that this showing justifies a monthly rate of more than $36.00, well in excess of the present rate. The increase scheduled for early 1995 would still be well within that rate.

     The F.C.C. has not acted on the City's complaint, which is part of a large backlog of such cases pending at the F.C.C. No other complaints on the CPS tier have been filed.

     With the uncertainties created by rate reregulation largely behind it, management will be refocusing on marketing. Direct sales were launched in 1994 with eight people who are local to the area. Management is presently recruiting a stronger marketing director to take charge of the effort. As subscriber confusion from FCC-mandated adjustments dissipates, and the more concentrated marketing effort kicks into gear, it is reasonable to expect the system to realize moderate near term increases in line with the gain achieved in 1994. A continuation of this effort could push penetration in this type of market into the 70-71% range in 7-10 years, from its current 65.3%.

     The monthly rate for full basic service (the "Basic Plus Package') stood at $23.20 in 1994. 96.9% of subscribers take the full basic service. With a rate increase of $1.50, the rate will be $24.70 effective in the first quarter of 1995. Given the current regulatory climate, the blended basic rate is assumed to grow at the rate of 5% per year to $37.41 by 2004.

     Installation rates are $20.00 for the first outlet in pre-wired homes, $30.00 in unwired homes and $10 for each additional outlet at the time of initial installation. The rate of churn has been fairly steady at 2.7% per month, or 32% annually. With increased marketing, we are projecting a slight increase to

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-23          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

33% annually. But through the concerted efforts of management and no expectations for drastic changes in market demographics, annual churn is expected to stabilize at 33%.

     The Augusta system offers five premium channels: HBO, Showtime, The Movie Channel, Cinemax and Disney. The pay services are provided on an a la carte basis at $9.50 per month for the first pay on all but Disney, which is $7.95. A discount of $2.00 is offered on the second pay and $3.50 on the third pay, except for Disney.

     Total pay units increased from 50,647 to 52,985 in 1992, which increased the system's pay-to-basic ratio from 83.3% to 84%. However, it has declined gradually since then to just over 80%. The continued discounting, together with persistent marketing efforts should enable the system to stabilize the pay-to-basic penetration in the 75-80% range throughout the projection period.

     The system launched its pay-per-view movie service in 1991. From 1992 to 1994, the total number of buys more than doubled, from 14,196 to 29,552. In 1995 and beyond, this revenue stream should continue to increase because of growth of addressable subs. Heretofore, the addressable converters necessary to receive pay-per-view programming were sold to customers at a price of $107. Effective February of 1995, the system began making them available on a rental basis for $4.00 per month. The pricing for the programming will continue to be $3.95 for movies, $5.95 for adult programming and $19.95 and up for wrestling and other events. The new rental pricing for addressable converters, together with continued increases in the number of events offered, should enable the system to maintain a cumulative monthly buy rate in the range of 60-70%. Given that range, we think increases in the average price per buy of 3.5% annually are reasonable, so that the average reaches $9.36 in 2004.

     Local advertising has become a substantial source of revenue and is expected to thrive during the period of the projections as cable continues to prove it is a cost-effective medium for advertisers.

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-24          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

The system has seen increases in revenue per subscriber of 9.6-9.8% per year since 1992. Management is now revamping its advertising sales department by hiring a new manager and two additional account representatives. This increased effort should enable management to at least maintain that rate of growth at 9.0% in 1995. Thereafter, we project it will increase by $0.60 per subscriber per year, reaching $31.88 in 2004.

     Home Shopping revenue per subscriber in 1994 reached $1.30 per subscriber, in line with national averages. While the future of home shopping is predicted to be one of explosive growth by some, we have projected steady gains of 5% annually to $2.11 per subscriber in 2004.

     The system derives additional revenue from commercial accounts with hotels and other multiple-unit buildings. Late fees and converter sales also were major contributors to this revenue stream. "Other" revenue reached 7.8% of basic revenue in 1994. With the attractive monthly rental plan for converters, we believe this revenue will increase in 1995 to 8.1% of basic revenues. Thereafter, it is expected to decline gradually as a percentage of basic revenues as the basic subscriber count increases over the projection period. It reaches about $2.4 million in 2004 at 6.7% of basic revenues.

     Total cable revenue reached $34.61 per subscriber per month in 1994. With the increase of $1.50 in the monthly rate for the Basic Plus Package, combined with the other revenue increases previously discussed, we expect total cable revenue per subscriber to be $36.38 in 1995. The combination of expected household growth, steady gains in penetration, modest rate increases, and continued growth in pay-per-view, home shopping and advertising is projected to raise total cable revenue to $58.8 million in 2004, or $60.37 per subscriber per month. This is an average of about 5.8% annually over the ten-year period.

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-25          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

     The system leases excess fiber capacity to both city and county government. That revenue nearly doubled from 1992 to 1994, reaching $27,000. This was about 0.1% of total cable revenue. Management expects it to increase to $45,000 in 1995, for 0.15% of total cable revenue. Management is now working on interconnecting all the schools on the fiber "ring," as well as leasing capacity to local hospitals for telemedicine projects. Based on conversations with system management, we project that revenues from these sources and other local area network services over the fiber "ring" will increase gradually from 0.25% of total cable revenue in 1996 to 2.8% in 2004.






- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-26          KAGAN MEDIA APPRAISALS, INC.

10-YEAR CASH FLOW PROJECTIONS

- -------------------------------------------------------------------------------------------------------------------------
    AUGUSTA, GA                               1992      1993       1994      1995      1996      1997      1998      1999

  1 HOMES IN FRANCHISE AREA        (000)      97.8     100.2      102.0     103.6     105.1     106.7     108.3     109.4
  2 HOMES PASSED                   (000)      97.8     100.2      102.0     103.6     105.1     106.7     108.3     109.4
  3 % HP IN FRANCHISE AREA                     100%      100%       100%      100%      100%      100%      100%      100%
  4 PCT PENETRATION                           64.5%     64.5%      65.3%     65.7%     66.7%     67.7%     68.7%     69.2%
  5 TOTAL BASIC SUBS               (000)      63.1      64.6       66.6      68.0      70.1      72.2      74.4      75.7
  6 AVERAGE BASIC SUBS             (000)      61.7      63.8       64.8      67.3      69.1      71.2      73.3      75.0
  7 AVG MONTHLY RATE                   $     22.71     23.69      22.87     24.12     25.32     26.59     27.92     29.32
  8 REVENUE/SUBSCRIBER                 $    272.57    284.32     274.42    289.42    303.89    319.08    335.04    351.79
  9 BASIC SERVICE REVENUE          (000)   $16,830   $18,149    $17,791   $19,484   $20,993   $22,711   $24,565   $26,401
 10
 11 NEW BASIC                      (000)       2.6       1.5        2.0       1.4       2.1       2.1       2.2       1.3
 12 BASIC CHURN                    (000)      28.3      26.7       21.3      22.0      22.5      23.1      23.8      24.6
 13 RATE OF CHURN                             33.6%     33.0%      33.0%     33.0%     33.0%     33.0%     33.0%     33.0%
 14 TOTAL INSTALLS                 (000)      30.9      28.3       23.3      23.4      24.5      25.3      26.0      25.8
 15 EFFECTIVE INSTALL RATE             $     17.98     19.04      27.58     30.14     31.64     33.23     34.89     36.63
 16 INSTALL REVENUE                (000)      $555      $538       $643      $706      $776      $839      $907      $947
 17
 18 TOTAL BASIC REVENUE            (000)   $17,385   $18,687    $18,434   $20,190   $21,769   $23,551   $25,472   $27,348
 19
 20 PAY % AVG SUBS                            83.9%     81.4%      80.1%     80.0%     79.0%     78.0%     77.0%     76.0%
 21 AVERAGE SUBSCRIBERS            (000)      51.8      51.9       51.9      53.9      54.6      55.5      56.5      57.0
 22 MONTHLY RATE                       $      8.32      8.31       8.39      8.35      8.65      8.95      9.26      9.59
 23 REVENUE/SUBSCRIBER                 $       100       100        101       100       104       107       111       115
 24 PAY SERVICE REVENUE            (000)    $5,174    $5,180     $5,227    $5,399    $5,662    $5,962    $6,275    $6,561
 25
 26 AVG ADDRESSABLE SUBS           (000)       0.7       1.4        2.3       6.1      15.2      21.3      27.6      33.9
 27 % ADDRESSABLE SUBS                         1.0%      2.1%       3.4%      9.0%     14.5%     20.0%     25.5%     31.0%
 28 PPV CUME MO. BUY RATE                    179.0%    138.4%     107.8%     70.2%     68.0%     67.0%     66.0%     65.0%
 29 TOTAL PPV BUYS                 (000)      14.2      23.0       29.6      51.0     124.4     171.6     218.7     264.5
 30 AVERAGE PRICE/BUY                  $      8.91      7.53       7.28      6.87      7.11      7.36      7.62      7.88
 31 TOTAL PPV REVENUE              (000)      $126      $173       $215      $350      $884    $1,263    $1,666    $2,085
 32 PPV REV/SUB/MO                     $      0.17      0.23       0.28      0.43      1.07      1.48      1.89      2.32
 33
 34 AD REVENUE/SUB/MO                  $      1.68      1.84       2.02      2.21      2.26      2.31      2.36      2.41
 35 AD REVENUE/SUB                     $     20.19     22.12      24.29     26.48     27.08     27.68     28.28     28.88
 36 TOTAL AD REVENUE               (000)    $1,246    $1,412     $1,575    $1,783    $2,050    $2,358    $2,711    $3,118
 37
 38 HOME SHOPPING REV/SUB/MO           $      0.12      0.10       0.11      0.11      0.12      0.12      0.13      0.14
 39 HOME SHOPPING REV/SUB              $      1.45      1.19       1.30      1.36      1.43      1.50      1.57      1.65
 40 TOTAL HOME SHOPPING REV        (000)       $90       $76        $84       $92       $99      $107      $115      $124
 41
 42 OTHER REVENUE                  (000)    $1,334    $1,423     $1,394    $1,578    $1,657    $1,740    $1,827    $1,918
 43 % BASIC REVENUE                            7.9%      7.8%       7.8%      8.1%      7.9%      7.7%      7.4%      7.3%
 44
 45 TOTAL CABLE REVENUE            (000)   $25,355   $26,951    $26,929   $29,393   $32,122   $34,979   $38,067   $41,155
 46 TOTAL REV/SUB/MONTH                $     34.22     35.18      34.61     36.38     38.75     40.95     43.27     45.70
 47

- -----------------------------------------------------------------------------------------
   AUGUSTA, GA                               2000      2001      2002      2003      2004

  1 HOMES IN FRANCHISE AREA        (000)    110.5     111.6     112.7     113.8     115.0
  2 HOMES PASSED                   (000)    110.5     111.6     112.7     113.8     115.0
  3 % HP IN FRANCHISE AREA                    100%      100%      100%      100%      100%
  4 PCT PENETRATION                          69.7%     70.2%     70.7%     71.0%     71.0%
  5 TOTAL BASIC SUBS               (000)     77.0      78.3      79.7      80.8      81.6
  6 AVERAGE BASIC SUBS             (000)     76.3      77.7      79.0      80.2      81.2
  7 AVG MONTHLY RATE                   $    30.78     32.32     33.94     35.63     37.41
  8 REVENUE/SUBSCRIBER                 $   369.38    387.85    407.24    427.60    448.98
  9 BASIC SERVICE REVENUE          (000)  $28,201   $30,123   $32,174   $34,314   $36,466
 10
 11 NEW BASIC                      (000)      1.3       1.3       1.3       1.1       0.8
 12 BASIC CHURN                    (000)     25.0      25.4      25.8      26.3      26.7
 13 RATE OF CHURN                            33.0%     33.0%     33.0%     33.0%     33.0%
 14 TOTAL INSTALLS                 (000)     26.3      26.7      27.2      27.4      27.5
 15 EFFECTIVE INSTALL RATE             $    38.46     40.39     42.41     44.53     46.75
 16 INSTALL REVENUE                (000)   $1,011    $1,080    $1,153    $1,221    $1,285
 17
 18 TOTAL BASIC REVENUE            (000)  $29,213   $31,203   $33,327   $35,535   $37,751
 19
 20 PAY % AVG SUBS                           75.0%     75.0%     75.0%     75.0%     75.0%
 21 AVERAGE SUBSCRIBERS            (000)     57.3      58.3      59.3      60.2      60.9
 22 MONTHLY RATE                       $     9.92     10.27     10.63     11.00     11.39
 23 REVENUE/SUBSCRIBER                 $      119       123       128       132       137
 24 PAY SERVICE REVENUE            (000)   $6,818    $7,178    $7,557    $7,945    $8,323
 25
 26 AVG ADDRESSABLE SUBS           (000)     39.8      45.7      49.6      53.5      57.5
 27 % ADDRESSABLE SUBS                       36.0%     41.0%     44.0%     47.0%     50.0%
 28 PPV CUME MO. BUY RATE                    64.0%     63.0%     62.0%     61.0%     60.0%
 29 TOTAL PPV BUYS                 (000)    305.5     345.9     368.9     391.6     413.9
 30 AVERAGE PRICE/BUY                  $     8.16      8.44      8.74      9.05      9.36
 31 TOTAL PPV REVENUE              (000)   $2,492    $2,921    $3,225    $3,543    $3,875
 32 PPV REV/SUB/MO                     $     2.72      3.13      3.40      3.68      3.98
 33
 34 AD REVENUE/SUB/MO                  $     2.46      2.51      2.56      2.61      2.66
 35 AD REVENUE/SUB                     $    29.48     30.08     30.68     31.28     31.88
 36 TOTAL AD REVENUE               (000)   $3,586    $4,124    $4,742    $5,453    $6,271
 37
 38 HOME SHOPPING REV/SUB/MO           $     0.14      0.15      0.16      0.17      0.18
 39 HOME SHOPPING REV/SUB              $     1.74      1.82      1.91      2.01      2.11
 40 TOTAL HOME SHOPPING REV        (000)     $133      $142      $151      $161      $171
 41
 42 OTHER REVENUE                  (000)   $2,014    $2,115    $2,221    $2,332    $2,448
 43 % BASIC REVENUE                           7.1%      7.0%      6.9%      6.8%      6.7%
 44
 45 TOTAL CABLE REVENUE            (000)  $44,255   $47,682   $51,223   $54,969   $58,840
 46 TOTAL REV/SUB/MONTH                $    48.30     51.16     54.03     57.08     60.37
 47

- ------------------------------------------------------------------------------------------------------------------------
    AUGUSTA, GA                               1992      1993      1994      1995      1996      1997      1998      1999

 48 LAN/NEW SERVICES REVENUE       (000)       $14       $24       $27       $45       $73      $161      $262      $381
 49
 50 TOTAL SYSTEM REVENUE           (000)   $25,369   $26,975   $26,956   $29,438   $32,195   $35,140   $38,329   $41,535
 51
 52 CASH FLOW                      (000)   $13,522   $14,080   $13,159   $14,577   $16,779   $19,048   $21,003   $22,882
 53 CF MARGIN                                 53.3%     52.2%     48.8%     49.5%     52.1%     54.2%     54.8%     55.1%
    CASH FLOW PERCENT INCREASE                           4.1%     -6.5%     10.8%     15.1%     13.5%     10.3%      9.0%
    DISCOUNT %                                                                10%
    DISCOUNT FACTOR                                                         1.10      1.21      1.33      1.46      1.61
    PRESENT VALUE FACTOR                                                    0.91      0.83      0.75      0.68      0.62
    DISCOUNTED CASH FLOW           (000)                                 $13,252   $13,867   $14,311   $14,345   $14,208
    CUMULATIVE DISC. CASH FLOW     (000)                                 $13,252   $27,119   $41,430   $55,775   $69,983


    10 YEAR CUM. CASH FLOW         (000)                                $137,998                 9.5 X 95 CF

    EXTRAORDINARY CAP-EX           (000)                                  $1,900


    DISCOUNT %                                                                10%
    DISCOUNT FACTOR                                                         1.10
    PRESENT VALUE FACTOR                                                    0.91
    DISCOUNTED CASH FLOW           (000)                                  $1,727
    CUMULATIVE DISC. CASH FLOW     (000)                                  $1,727

    10 YEAR CUM. CASH FLOW         (000)                                $136,271                 9.3 X 95 CF
                                                                          $2,046 PER 66,601 SUBS ON 12/31/94

- -----------------------------------------------------------------------------------------
   AUGUSTA, GA                               2000      2001      2002      2003      2004

 48 LAN/NEW SERVICES REVENUE       (000)     $617      $774      $954    $1,281    $1,649
 49
 50 TOTAL SYSTEM REVENUE           (000)  $44,872   $48,456   $52,177   $56,250   $60,489
 51
 52 CASH FLOW                      (000)  $24,904   $26,979   $29,146   $31,551   $34,069
 53 CF MARGIN                                55.5%     55.7%     55.9%     56.1%     56.3%
    CASH FLOW PERCENT INCREASE                8.8%      8.3%      8.0%      8.3%      8.0%
    DISCOUNT %
    DISCOUNT FACTOR                          1.77      1.95      2.14      2.36      2.59
    PRESENT VALUE FACTOR                     0.56      0.51      0.47      0.42      0.39
    DISCOUNTED CASH FLOW           (000)  $14,058   $13,844   $13,597   $13,381   $13,135
    CUMULATIVE DISC. CASH FLOW     (000)  $84,041   $97,885  $111,482  $124,863  $137,998


    10 YEAR CUM. CASH FLOW         (000)

    EXTRAORDINARY CAP-EX           (000)


    DISCOUNT %
    DISCOUNT FACTOR
    PRESENT VALUE FACTOR
    DISCOUNTED CASH FLOW           (000)
    CUMULATIVE DISC. CASH FLOW     (000)

    10 YEAR CUM. CASH FLOW         (000)

ASSUMPTIONS FOR THE 10-YEAR CASH FLOW PROJECTIONS
- --------------------------------------------------------------------------------


1. Household growth in the service area (City of Augusta, Columbia County and Richmond County) is assumed to average 1.5% per year in 1995-98 and 1.0% per year in 1999-04, based on historical trends and analysis of data from local management, the most recent edition of the Augusta Economic Yearbook, census data and Sales & Marketing Management.

2. According to system management, the system will pass all new home growth in the franchise areas. Therefore, homes passed as a percentage of homes in the franchise area is projected to remain at 100%.

3. Basic penetration is projected to increase by 0.4% to 65.7% by year end 1995 and by another 1.0% to 66.7% in 1996, in response to the continued direct sales effort guided by a new marketing director. With the projected influx of people in the 25-49 age bracket and increased per capita income in Columbia and Richmond counties, system penetration can be expected to grow by 1.0% annually through 1998, 0.5% annually from 1999-2002, until it reaches 71% in 2003.

4. Basic monthly rates were increased in March 1993 and then adjusted between tiers in September to take account of the F.C.C.'s new rate regulations, with the total price for the most popular tier, the Basic Plus Package, remaining the same. The rate for the 17-channel basic only service is $9.13, with the tier costing an additional $14.07, for a total of $23.20. Effective March 1, the rate for the tier will increased by $1.50 so that the total for the Basic Plus Package will be $24.70. 96.9% of subscribers take that package, and only 3.1% take the lower cost 17-channel service. The average


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-29          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

monthly rate for all of 1995 will be $24.12. In 1996 and for the remainder of the forecast period, this rate is assumed to increase at the modest rate of 5% annually.

5. Basic churn has remained constant at around 33% per year, and we have projected that it will hold steady at that rate.

6. Pay-to-basic reached 84% in 1992 but has declined gradually since then to 80.1%. With continued discounting of pay packages and the planned strong marketing efforts, we believe the ratio will stabilize in the range of 75-80% but have allowed for a gradual decline from 80% to 75% over the forecast period.

7. Pay rate increases are assumed to average only 3.5% per year, below increases in the Basic Plus Package, in order to maintain penetration.

8. The Augusta system introduced pay-per-view movie services in 1991 and events in 1992. The cumulative monthly buy rate as a percentage of addressable homes stood at 107.8% in 1994. With major increases forecasted in the number of addressable homes, particularly because of the new monthly converter rental program, we have allowed for some decline in the buy rate. The projections call for a gradual decrease to 60% as the number of addressable homes increases. Addressable homes as a percentage of basic subscribers was only 3.4% in 1994. As the attractive converter rental option becomes more widely marketed, we project this number to rise from its low 1994 base to 50%

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-30          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

by 2004. Given that we have not projected a rebuild for video-on-demand services, this level of pay-per-view penetration is justified.

9. The Augusta system's advertising revenue averaged $2.02 per subscriber per month in 1994, an increase of 9.8% over 1993. The increase in 1993 was 9.6% over 1992. With management's increased advertising sales effort and the growing market awareness of the cost-effectiveness of cable advertising, it is expected to increase again in 1995 at 9.0%. Thereafter, it is assumed to have steady increases of $0.05 per subscriber per month, reaching $31.88 per subscriber per year in 2004.

10. Home shopping revenue reached $1.30 per subscriber in 1994, an increase of 8.5% over 1993. The revenue per subscriber is assumed to increase at the rate of 5% per year in 1995 through the end of the forecast period, reaching $2.11 in 2004.

11. Other revenue consists primarily of commercial accounts, equipment sales (chiefly converters) and late fees. During 1992-94, it was fairly steady as a percentage of basic revenue, at 7.8-7.9%. With the launching of the attractive converter rental plan in 1995, it is anticipated that this category will increase to 8.1% of basic revenue and then gradually decline to less than 7.0% of basic revenue by 2004.

12. Revenues from leasing of fiber capacity doubled to 0.1% of total system revenue in 1994 from 1992. Based on conversations with system management, the well-planned amount of excess fiber capacity, and the redundant "ring" architecture, we can anticipate revenues in this category increasing


- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-31          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

to 0.15% of total system revenue in 1995 and thereafter gradually rising from 0.25% in 1996 to 2.8% in 2004. This will likely be generated by increased needs from local governments and management's plans to interconnect the schools and extend services to major hospitals.

13. Increases in basic penetration, growth in ancillary revenues (e.g. pay-per-view, advertising and home shopping) and operating efficiencies associated with projected growth in subscribers are expected to boost operating margins over the next several years. The cash flow margin decreased from 53.3% to 48.8% from 1992 to 1994 because of the effects of rate regulation and the F.C.C.'s rate freeze. With the scheduled rate increase in early 1995, and the higher revenues in high-margin categories, it is reasonable to assume that operating margins would recover to their pre-regulation level in 1996. With the continued projected growth, those margins could gradually increase to the 56% range by 2002 and increase gradually for the balance of the forecast period.

14. Future cash flows are discounted by a risk-adjusted 10% factor, slightly above the Moody's Aaa corporate bond yield, which stood at 8.49% in January 1995. This rate is widely accepted in financial circles as a reliable indicator of future inflation and the cost of funds.

15. System management estimates that the capital costs required to rebuild the remaining 300 miles of 400 MHZ plant would total $1.9 million in 1995.

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-32          KAGAN MEDIA APPRAISALS, INC.

COMPARABLE ANALYSIS
- --------------------------------------------------------------------------------


     Comparison of a cable TV system to similar properties recently sold is an accepted appraisal methodology used to correlate the findings of the statistical Income method with the realities of the private marketplace. Analysis of historical cable system sales indicates that systems can be compared to one another on the basis of such variables as local demographics, system size, basic and pay penetration levels and revenue per subscriber.

     Like cable properties can often be compared to one another on a value-per-subscriber (VPS) basis. VPS is a short-form valuation yardstick that reflects a multiple of the cash flow a subscriber is expected to generate in the first or second year of ownership. Cable systems have historically sold most often in the range of 9-11 times projected first-year cash flow (although 11-13x was the norm in 1988-89) with the higher end of the range generally assigned to systems which are expected to achieve significant near-term increases in cash flow. Thus a cable subscriber forecasted to generate $170 of cash flow in the coming year and selling at 11x that cash flow would be valued at $1,870, or at $2,210 at 13x cash flow.

     The cloud of reregulation put a damper on system trading activity in 1993-1994, as cable operators struggled to determine the long-term effects on system operations. This restrictive trading environment has limited the pool of comparable sales. Fewer deals occurred in 1994 than in any of the last 12 years, but at the same time, more subs have traded hands than ever before in several large deals.

     In order to accurately reflect the current private market environment in our analysis, we have only included as comparables sales that took place in June 1994 or later, although we considered the entire 1994 year in our analysis. The pool of available comparables is quite small, but our study of

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-33          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

the deals yields an identifiable set of value benchmarks that can be applied to the Jones Augusta. This analysis, and individual comparable sales, are listed below:

                       JONES AUGUSTA COMPARABLE SYSTEMS


                                    BASIC                      Comp.       Sale
LOCATION              BASICS          PEN         VPS          Value       Date
- -------------------------------------------------------------------------------
                                                          ($million)

 AL-based MSO         28,744        63.3%      $1,906          126.9       8/94
 Baton Rouge, LA      96,500        60.3%      $1,979          131.8       6/94
 NC-based MSO        160,000        67.3%      $2,109          140.5       9/94
 Suburban Chicago     39,400        60.6%      $2,056          136.9       8/94

 Averages             81,161        62.9%      $2,013          134.0

 Jones Augusta        66,601        65.2%      $2,046          136.3

                     (C) 1995 KAGAN MEDIA APPRAISALS, INC.

     The first comparable we considered was Comcast's purchase of the southern systems of CableSouth in August 1994 for $1,906/sub. Although a smaller group than Jones Augusta, the date of the sale and the location of the systems makes this sale an appropriate comparable. Jones Augusta, with its single cluster of subscribers in an urban area with strong cash flow potential could be expected to trade above this VPS level. Applying this VPS to Jones Augusta's 66,601 subscribers produces a possible comparable value of $126.9 million.
                                                    --------------

       The second comparable considered was TCI's purchase of the Baton Rouge, Louisiana system in June 1994 for $1,979/sub. Although this group of basic subscribers (96,500) is larger than the Augusta system, the geographical similarity and large cluster of subs makes this an appropriate comparable. Jones Augusta, with its relatively high cash flow margin, could be

- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-34          KAGAN MEDIA APPRAISALS, INC.

- --------------------------------------------------------------------------------

expected to trade above this VPS. Applying this VPS to Jones Augusta's 66,601 subscribers produces a possible comparable value of $131.8 million.
                                                    --------------

     The NC-based MSO deal involved Time Warner's purchase of Summit Communications in September 1994. Summit served 160,000 subscribers in three systems, with the largest located in Winston-Salem North Carolina. The systems are a key strategic fit for Time Warner, leading to a higher price, but were acquired in a stock+debt transaction, resulting in a lower price. These factors effectively cancel each other out. The system group represents a good comparable because of its location, and the recent date of the sale. Summit was sold for $2,109/sub . When applied to Jones Augusta's 66,601 subscribers the deal's VPS yields a comparable value of $140.5 mil.
                                           ------------

     The final deal involved the purchase of the suburban Chicago systems from Multimedia by Tele-Communications, Inc. Although in a different region of the country, Augusta displays some of the same characteristics of a more suburban/rural nature with only fair off-air signal reception quality. This deal carried a value of $2,056/sub. Applying this comparable to the Jones Augusta system implies a comparable value of $136.9 million.

     The four comparable above carry an estimated average year-ahead cash flow multiple of 9.6x, slightly higher than Jones Augusta due to the more mature cash flow margin of the Augusta system. The average of the four comparable values listed above is $134.0 million.
                       --------------



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-35          KAGAN MEDIA APPRAISALS, INC.

CORRELATION AND FINAL ESTIMATE OF VALUE
- --------------------------------------------------------------------------------

     The discounted cash flow analysis yields a value for the Augusta cable system of approximately $136.3 million, while the analysis of comparable sales yields a value of approximately $134.1 million. The proximity of these values, within less than 2.0% of each other, arrived at through two independent appraisal methodologies, underscores the validity of the assumptions used to cast the 10-year cash flow projections and establishes a range within which the value of the Augusta cable system could be expected to fall. In arriving at a single estimate of value, the fact that this is a single well-clustered system in a semi-rural market showing signs of moderate growth potential, with modern plant facilities making excellent use of fiber optics technology for future expansion, with upside in advertising, home shopping and particularly pay-per-view revenues, leads us to value the system at the upper end of the range.

     Therefore, we conclude that the current fair market value of the Augusta cable television system is approximately $136.3 million.
                                          --------------



- --------------------------------------------------------------------------------

JONES INTERCABLE                      B-36          KAGAN MEDIA APPRAISALS, INC.

                                                                       EXHIBIT C




                        FAIR MARKET VALUE APPRAISAL FOR
                                AUGUSTA, GEORGIA



                               DECEMBER 31, 1994



                                  PREPARED FOR
                                JONES INTERCABLE



                                  PREPARED BY


                           WESTERN CABLESYSTEMS, INC
                          R. MICHAEL KRUGER, PRESIDENT

                          CABLE TELEVISION MANAGEMENT,
                           CONSULTING, AND APPRAISALS

                          513 WILCOX STREET, SUITE 230
                             CASTLE ROCK, CO 80104

                              PHONE: 303-688-4462
                               FAX: 303-688-5001

                                    SUMMARY
                                    -------

The appraiser was asked by Jones to prepare an independent appraisal of the fair market value of the Augusta, Georgia cable television system. The appraisal is to be averaged with the values established by two other independent appraisers to establish the asking price for the sale of the Augusta system from one Jones-affiliated entity to another. Each of the entities will, of course, conduct its own due diligence and analysis with regard to the asking price, and neither is under any obligation to complete the transaction at the asking price.

This appraisal report is issued for the use of Jones and the Jones controlled entities involved, and their partners, employees, agents, and advisors. Western understands and agrees that the report may be delivered to the Securities and Exchange Commission, and may be summarized in proxy materials prepared by Jones. The report is not intended for the use of other parties, including but not limited to lenders for buyer or seller.

The appraisal is based on system data provided by Jones. The appraiser visited the system on January 20, 1995 for the purpose of inspecting the general market and system facilities, and obtaining system data. Western has appraised this property in prior years, and last visited in 1991. The system manager provided subscriber history and operating information upon which this appraisal is based. The home office provided income statements for the years ended 12/31/91 through 12/31/94.

The work herein is based in part on data provided by others, and we assume no responsibility for the accuracy of such data. However, all such data provided to us appeared to be within industry norms, and nothing was observed which would cause us to question the material accuracy of the information provided. Western has used customary techniques and industry knowledge in preparing this report. Nonetheless, Western does not warrant or represent that the appraised value is that which would actually be obtained in an open market transaction, or that the value would be upheld in litigation or administrative proceeding. Accordingly, Western (including its officers, employees, and owners) does not indemnify or hold harmless any user of this report in any manner against any costs, losses, or damages arising out of the use of the conclusions herein.

Based on the analysis herein, the appraised value of this system at December 31, 1994 is $147,000,000. This value calculates to $2,153 per equivalent subscriber or 9.86 x our estimate of first-year projected operating income. This valuation is subject to the analysis and qualifying remarks contained in this report.


Augusta, Georgia, 12/31/94, Page C-2

                               SYSTEM DESCRIPTION
                               ------------------

Key items regarding the system at 12/31/94 are:

      Homes Passed                                       102,040

      Basic residential subscribers                       66,601
      Est. residential bulk units                          2,800
        Total Units Served                                69,401

        Total market penetration                             68%

      EBU's from bulk/commercial @ $24.70                  1,664
      Total EBU's including res. basic                    68,265

      Pay units                                           50,172

        Penetration of total units served                    72%

      Plant Mileage                                        1,600 (63 homes/mi)
      Channels used                                           53
      Channel capacity (80% of plant)                         78

                               COMMUNITY PROFILE
                               -----------------

The system serves the community of Augusta, Georgia, and contiguous county areas. Augusta is located in the Savannah River valley, about 150 miles east of Atlanta. Augusta is the largest community for some distance in any direction. The community has a strong and diverse economic base. The largest employers include hospitals, paper products companies, fabric mills, industrial equipment manufacturers, two golf cart companies, furniture, and agricultural products.

The federal Savannah River Project is located about 40 minutes southeast in South Carolina; Augusta is the closest town. This is the nation's largest atomic energy research and manufacturing facility. The facility has experienced small expansions since we last visited in 1991, and further limited growth is expected. Fort Gordon, a major Army Signal Corps training facility, is located near Augusta. It has enjoyed some modest expansion, including a new contingent of personnel redeployed from Europe during 1994. The base is not expected to be on the closure lists in the future, due to the national political strength enjoyed by Georgia.

Unemployment is steady at approximately 5% to 6%.

The most recent data, generally for 1990, shows median household income is around $25,200. The median age is about 29. The percentage of low income homes (under $15,000) is around 28%, which is higher than normal. About 10% of the population over 65.


Augusta, Georgia, 12/31/94, Page C-3

Housing vacancies are normal, at around 8%. The average resale market price is about $105,000, somewhat lower than the Atlanta area. The market is strong, and listings sell quickly.

While the economy has slowed somewhat from our last visit in 1991, the area still shows signs of economic well-being, and there are no apparent problems.

                          PASSINGS AND HOUSING GROWTH
                          ---------------------------

Recent history indicates a slowing in the strong growth trends of the late 80's and early 90's. This reflects in part the fact that the system expanded rapidly into previously-unserved pockets prior to 1992. However, the economy has slowed somewhat, and the industrial and job base is not expanding as rapidly as a few years ago.

              Passings             Ending        Growth
              --------             ------        ------
Year          Added              Passings          Rate
- ----          -----              --------          ----

1992             3,467             97,829            3.7%
1993             2,336            100,165            2.4%
1994             1,875            102,040            1.9%

We saw a number of new smaller housing subdivisions (approximately 100 lots) during our drive, but did not see any major development of the scale seen in Atlanta or major metro areas, or even in Augusta several years ago. Recent expansion of key roads and highways will open up some additional areas for further development, but timing is unknown. The system does not have any remaining significant unbuilt areas since lines have been extended out to a point where the density is 10-12 homes per mile; this also limits growth rates.

The manager indicated that the growth rate for the next several years should average around 1% to 1.5%. The 1995 budget forecasts total growth of 1,071 passings, or about 1.1%. We have based our first-year projections on passings growth of 1.5%.

                           ACQUISITION OPPORTUNITIES
                           -------------------------

Although we cannot directly include potential acquisitions in the calculations for this appraisal, the existence of such opportunties will increase market interest, and perhaps improve multiples. This system has a number of nearby candidates, and most could be connected by fiber to Augusta. A new owner could eventually have a single operation of more than 100,000 customers.


Augusta, Georgia, 12/31/94, Page C-4

                         SUBSCRIBER RATES AND SERVICES
                         -----------------------------

The system implemented a tier service on March 1, 1993, along with a rate increase of $1.25. Basic rates were previously increased by $2.00 on January 1, 1992. Rates were adjusted in September, 1993, in response to FCC rules, but there was no overall increase. Another increase of $1.50 on the tier has been planned and announced for February 1, 1995. The current and new rates are:

                                  Current         Feb '95
                                  -------         -------
      Basic                          9.13            9.13
      Tier                          14.07           15.57
                                    -----           -----
         Total                     $23.20          $24.70

      Premium channels               9.50            9.50
      PPV Movies                     3.95            3.95
      Add'l Outlets                  0               0
      Converters                   n/a               4.00
      Install-new                   30.00           30.00
      Reconnect                     20.00           20.00


The system offers an 17-channel basic service which includes 7 offair, 6 satellite, and 4 local origination/bulletin board channels. The tier service includes 26 satellite channels. There are 5 premium channels, and 5 PPV channels. In total, there are 53 active channels. The lineups are very complete, and no material improvements could be made.

HBO, Cinemax, and Showtime are offered at rates of $9.50 for the first, $7.50 for the second, and $7.00 for the third. Disney is offered at $7.95.

Historically, the company has only sold converters, but plans to begin charging $4/month for addressable units starting in February. This should increase revenue by about $6,000/month for 1995.

Franchise fees have not been passed on in the past. While this has been discussed, and could be done, it has not been included in the budget, so we have not used it in our analysis. This would make a good "next increase" after the market absorbs the February raise.


Augusta, Georgia, 12/31/94, Page C-5

                            OTHER SOURCES OF INCOME
                            -----------------------

Advertising
- -----------

The company has a well-organized ad sales department. An extensive local origination studio (with multiple editing and production facilities) offers ad and program production. Ads are inserted on 7 satellite channels, and on local programming (which averages 8-10 hours of original shows per week.) Advertising sales has enjoyed strong growth:

         Year              Gross           Growth
         ----              -----           -------
         1991            770,000
         1992          1,246,000              n/a
         1993          1,409,000              13%
         1994          1,575,000              12%

The company is planning to install fiber links to other Jones headends in the next year or two. This will greatly expand the ad market. While much of the actual revenue increase will be allocated to these other companies, the overall rate per thousand homes should go up as the "reach" expands, and this will help Augusta advertising to continue to grow at 12%/year.

Pay-Per-View
- ------------

The system launched pay-per-view in November, 1991. The company presently offers five channels, including movies and special events, but wrestling remains the key profit center. After a slow start, the system realized 1992 revenues of $2.05 per total subscriber. For 1994, the revenue per subscriber increased to $3.23. This represents a growth rate of about 25%/year. Even with this growth rate, Augusta remains well below the $10 range that many other systems enjoy.
We expect growth in per-subscriber revenues of 25%/year for quite some time.

Fiber Optic Network Leases
- --------------------------

The company has a 280-mile fiber optic backbone and institutional network, which will be expanded greatly in coming years. Fiber is leased to local governments and businesses for data transmission. The company had revenues from this source of $14,000 in 1992, and $27,000 in 1994. The budget for 1995, based on deals in progress, is $48,000. We expect this to continue to grow rapidly.


Augusta, Georgia, 12/31/94, Page C-6

Other/Late Fees
- ---------------

The system increased late fees from $1.50 to $5.00 during 1992, and saw a substantial increase in fees collected. This area has continued to grow. Other items include FCC fee passthrough (new in 1995), home shopping, etc. Converter sales are included here, but have been only a small revenue source ($15,000). Sales of "basic" converters should not be impacted by the new charge for rental of addressable converters.

                             SUBSCRIBER PENETRATION
                             ----------------------

There are six offair signals available in the market. The CBS and ABC stations are VHF. The NBC affiliate, both PBS stations, and the Fox independent, are all UHF. Because of the hilly terrain, summer weather, and dense tree cover, reception can be fair or poor in some areas on some stations.

The system is presently providing cable to about 68% of the market, and this has been fairly stable since 1992. Pay penetration is at 73%, and has declined from about 84% in 1992.

For comparison purposes, we list below the reported basic and pay penetrations and rates in some nearby markets:

                                    H/P    Basic %     Pay %
      Columbia, SC               81,000         96        40
      Athens, Ga                 32,000         62        65
      Anderson, SC               20,000         63        35

All three communities are similarly situated between Atlanta and Raleigh-Durham, and have generally similar offair and demographics.

By comparision, Augusta is on target with basic penetration, and above average for pay penetration. We nonetheless believe the flat penetration level leaves room for some growth, and have projected basic penetration gains of approximately 0.5% in our forecast.

                                 OTHER MATTERS
                                 -------------

There is no litigation. There are no labor unions or employee problems. There are no significant easement or access problems.


Augusta, Georgia, 12/31/94, Page C-7

                             TECHNICAL DESCRIPTION
                             ---------------------

The system is a technological showpiece. It was originally started in 1972, and expanded slowly under the Fuqua company's ownership from 1972 until its sale to Jones in 1985. Fuqua was a solid operator, and the plant was well-built and well-run. Nonetheless, Jones undertook a major rebuild in 1989-91. All cable and electronics installed prior to 1986 were replaced. A 150-mile fiber backbone was installed to replace and expand the previous microwave hub system. The fiber net has been expanded by 25 miles, and plant upgrade work has
continued at a low level.   New build, of course, has been done as new homes
have been built.

As of December 31, 1994, the plant mileage can be summarized as:

      New aerial, 550 mhz                     1,088
      New underground, 550 mhz                  213
      Old underground, 400 mhz                  300
                                              -----
         Total                                1,601

      Fiber in place                            175

The company has prepared a plan to complete the upgrade to 550 mhz, with an estimated cost of $1.9 million. Most of the work involves only electronics and respacing, with little actual cable replacement.

All maps and technical records have been placed on a computer data base. Technicians are unusually well-equipped and trained. Some of the highlights are discussed below.

Layout: one headend serving eight fiber hubsites (FM to distant fiber splits, then AM to local hubs) then conventional coaxial trunk/feeder to homes.

Maximum cascade:  15 trunk stations, 2 line extenders.

Headend:  S-A equipment, 8 dishes, including 10-meter.  Standby power

Cable:  Times and Comm/Scope 875, 750, 625, 500.  No fused disk or selfsupport

Electronics:  S-A amps and line extenders, most standby power

Passives:  Magnavox

Converters:  Panasonic remote 60 channel standard, Zenith addressable

Security:  Negative and positive traps, addressability on PPV

Other:  Extensive satellite FM service.  Institutional net


Augusta, Georgia, 12/31/94, Page C-8

                                   OPERATIONS
                                   ----------

The system operates principally from a company owned office and headend in central Augusta. The office is quite nice, and well-staffed. A second company-owned warehouse/office location is used for inventory and field staff activity.

Field employees are well-equipped with bucket trucks, meters, a sweep system, and spectrum analyzer. There is no heavy construction gear.

System pictures are good, and subscribers are apparently happy, since the annual service call load is only about 27% of customers. Typical work backlogs are 1-3 days for installation work, and less than a day for service calls. The system operates quite well.

The system operates a 24-hour service policy. There is a weekend daytime crew, and two regular shifts (7AM - 11PM) during the week. Dispatchers work the remaining hours, and call out technicians as needed. As a result, the total staff is fairly high:


      Administrative                   28
      Construction                      7
      Technical and dispatch           60
                                      ---
         Operating Subtotal            95


      Advertising sales                18
      Cable sales                      11
                                      ---
         Sales Subtotal                29

      Grand total                     124

The operating staff ratio is approximately 1:705. This is very favorable, considering the extended-hour service coverage. Industry averages for single-shift operation are in the same range.

Average direct wages are $25,700. While this is fairly high, it does reflect a high-quality staff, and shift differentials. The staff has been with the company for a very long time on average.

The system maintains a public relations advertising effort, and does regular direct mail and door-to-door sales. A tap audit has not been done since 1991, but is planned for 1995.


Augusta, Georgia, 12/31/94, Page C-9

                                  COMPETITION
                                  -----------

There is no overbuild. There are no contiguous operators, although there are a few smaller systems about 20 miles away. No overbuild is expected. There is no existing or planned MMDS operation. To date, DBS has not been an issue.


                          FRANCHISES, RATE REGULATION
                          ---------------------------

The system has franchises from Augusta, plus two other cities and two counties. The main Augusta franchise expires in 2001, and the others in 1998 through 2010. Work has been started on the 1998 renewal, and no problems are expected.
Relations are very good.  Fees are generally 3% of basic.   There are no
burdensome franchise provisions.

The company is presently unregulated. Augusta did file for FCC certification to regulate, but has not subsequently adopted regulation procedures or made information requests of the company.

There have not been any subscriber complaints to the FCC regarding tier rates, so no FCC regulation is pending.

However, the potential for regulation remains, so any buyer (or appraiser) must be concerned with the possible impact of regulation.

The system manager stated that the Form 1200 calculations indicate that the current total rate of $23.20 is about 16c higher than would be allowable under benchmark regulations; the 1995 increase of $1.50 would presumably also be in trouble. However, the total decrease could be offset by franchise fee passthrough, so the net reduction might amount to only about $1.00 AO charges were eliminated previously, so there is no problem in this area. If the system were to be regulated on a benchmark basis, forecasted annual revenues for 1995 might decline by about $800,000, or 3%.

However, the system could seek higher rates under cost-of-service regulation. Management feels that the likely outcome of any such application would be in the range of $32 - $37, depending on how numerous issues are interpreted.

Because of the good local political situation, and favorable trends at the national level, rate regulation is far from certain. If it were to happen, a 3% revenue reduction would not be catastrophic. Thus, the situation in Augusta is reasonably comparable to that faced by most other cable systems. We believe the current market price multiples fully reflect such situations, and see no reason to make further adjustment to either cashflow or multiples for Augusta.


Augusta, Georgia, 12/31/94, Page C-10

                        PROJECTIONS OF OPERATING INCOME
                        -------------------------------

The most direct and common method of appraising cable television systems involves calculation of historic and future operating income (commonly called "cashflow"). These projections reflect direct operating revenues and expenses, before capital expenditures, depreciation, and management fees. Projected operating income typically reflects any recent developments, current subscriber levels, and changes in income that which will be immediately realized by the buyer.

Projection for 1995
- -------------------

A projection worksheet is attached. In the first four columns, we show the actual operating income for 1991 - 1994. The column indicated as the "Projected 1995" generally reflects projected subscriber growth and the planned rate increase. Items such as programming costs which are based on subscribers or revenue have adjusted to match the subscriber and revenue projections shown, using prior-year unit costs plus an allowance for increases. Overhead items, such as maintenance and property tax have been based on longer-term trends. Comments on key calculation assumptions are below.

Basic Revenues: In making projections, we allowed for continued growth in passings and basic penetration as discussed earlier. Average basic revenue/subscriber should go up by $1.45 to reflect the tier rate increase of $1.50 (not all customers take the tier), and by $0.09 to reflect the new charge of $4.00 on 1,443 addressable converters. The average for 1994 is a very solid base, because no changes or adjustments were made during 1994.

Pay Revenues: We did not assume any penetration increase, but did allow for a continuation of the trend of slow increases in revenue/unit, as the product mix changes.

Other Revenue Items: Changes were based on historic trends, and on the discussions noted previously in this report.

Salaries: System growth is 2% - 3%, depending on the measure used. Per-employee wages are at the high end of the scale, and staffing ratios are fairly normal. Wage costs were fairly stable from 1993 to 1994. Thus, we do not expect any major change in staff size or wages. Increase current office total payroll at 3%. Increase field payroll by 2%.

Labor capitalized: The present capitalization rate is fairly high compared to the system's activity and construction level. We have


Augusta, Georgia, 12/31/94, Page C-11
calculated a revised amount using the construction wages plus a 75% overhead allowance, and $205,000 for expected new drops in 1995.

Taxes/Benefits: Use the 29% average of the past several years

Vehicle expenses: Presently at about $270/truck/month, which is a normal level. Increase by 2%, reflecting recent trends.

Basic Programming: This has been increasing by 12% - 14% for several years, reflecting program additions and rate increases, and was at $3.67 for 1994. Because of industry trends, and local capacity limits, we do not expect any further additions. Rate increases are also slowing somewhat. We have forecast only a 6% increase in per-sub costs.

Billing Costs: The costs have been fairly stable, and are high. Make no changes.

Franchise/Bad Debt/Copyright: Use average percentages for the past few years, all of which are reasonable: franchise fee, 1.6% of gross; copyright, 0,4% of basic, and bad debt 1.8% of gross. Bad debt is higher than industry norms, but it has been at this level for several years, so probably little can be done.

Pay TV: Use the current cost of 51% for residential, 62% for commercial, and 45% for PPV.

Power: costs have increased sharply since the system was expanded to fiber optic and 450-550 mhz operation. The cost per mile at present is $332/mile. This level has been declining, and we forecasted a very small drop.

Insurance: Present costs are a reasonable $2.95/sub. There is no clear trend; use a 4-year average.

Pole Rent: This works out to a fairly high per-mile cost, even with a stated rate of $6/pole; we think it should not be as high as it is and used a 4-year average.

Other System Costs: Assume the 1994 jump is temporary, and use a 4-year average.

Office Costs:  Levels are stable

Marketing Costs: In aggregate, these have been stable at about 2.6% of gross revenues. This is at industry norm, and we will use it.

Ad Sales Costs: These have been fairly stable at about 53% of sales, and we will use this level.


Augusta, Georgia, 12/31/94, Page C-12

Comparison of Summary Data for 1994/95
- --------------------------------------

Shown below is a summary of actual data for 1994, our 1995 forecast, and the system's 1995 budget (in millions)

                          1994 Actual     Our 1995     95 Budget
                          -----------     --------     ---------
      Revenues                     27.0         29.3          29.5
      Expenses                     13.8         14.4          14.9
      Operating Income             13.2         14.9          14.6

Our estimate was done independently of the budget, but the results are close, and give us confidence in our estimates. The biggest portion of the $1.6 million increase in operating income results directly from the rate increase, which yields $1.2 million revenue.

Ten-Year Cashflow Projections
- -----------------------------

An additional appraisal technique involves projection of free cashflow for an appropriate number of future years; this projected free cashflow is then discounted at the cost-of-capital rate as part of appraised value determination. Our projection for this system is shown on the two-page spreadsheet enclosed.
We started with the data contained in the first-year projection spreadsheet, and developed the simplified model shown which uses a few key summary variables.
The summary expense variables, and the items they include, are:

      Personnel:  Salaries, Tax/benefit, T&E, Travel, Vehicle
      Per-Sub: Basic programming, LO,billing, Office, Professional Revenue-related: Franchise fee, copyright, bad debt, marketing, and advertising sales
      Premium Programming:  Pay and pay-per-view
      Per-Mile: Equipment, power, Insurance, pole rent, property tax, system operation

System Data: Longterm passing growth is assumed to be 2%/year, which is slightly above recent averages. We think the economic slow-down will not be permanent for such a well-positioned community.

We used EBU's for our longterm projections, rather than subscriber and commercial numbers. The two are related, but the numbers are different. Total EBU "penetration" gains are estimated to be a conservative 0.5% per year. New drops are calculated at 105% of new subscribers, to allow for churn but reflecting the high total penetration. New plant miles are calculated using a likely "new plant" density of 100/mile.

Rebuild: This system is in good condition. As a result of the total rebuild in 1989-91, the average age of about 80% of the plant is about 5 years. This part of the system should be able to operate


Augusta, Georgia, 12/31/94, Page C-13
at its present level for the next 10 years without rebuild. We did allow for the manager's projection of $1.9 million to upgrade the remaining 20% to 550 mhz. If the system capacity or services (such as fiber optic) were to be expanded further, a plant upgrade program would be needed, but would also generate additional revenues. Since we cannot accurately forecast the nature of these upgrades, we have chosen to not include upgrade capital or revenue in our projection.

Annual Assumptions: We first calculated initial unit revenues and expenses from the projected first-year average subscriber count and total revenues and expenses in each category. Basic regulated per-subscriber revenue was increased at 2.0% per year, which is our expectation of the future in a more competitive
era.   Other per-subscriber revenue was increased in varying amounts as shown;
the increases are conservative and supportable by recent data from this system, and national trends.

Revenues, Expenses, Capital Expenditures: With three exceptions, these were calculated from the per-subscriber and unit factors, and system data. Installation revenue was projected to increase from its present level at 3% per year, reflecting a trend toward increased transaction costs, and continued system growth. Personnel costs were increased at 5% per year, to reflect inflation plus some portion of system growth. Capital expenditures were calculated from the growth and rebuild data discussed above.

The resultant annual free cashflow is shown in the spreadsheet.

                        DETERMINATION OF APPRAISED VALUE
                        --------------------------------

Methodology
- -----------

Appraisal of income-producing property typically relies on one or more of three main approaches, which we discuss below.

Replacement cost, which is the cost to assemble and put the property into operation, is not typically used in the cable television industry for determining market value of a company. While tangible assets can easily be appraised, cable television system sales include a very substantial intangible value for franchise, goodwill, and customer lists. These intangibles can be also valued separately, but more direct approaches to overall value are easier to use, and more appropriate.

Market value as determined by comparable transactions is a very common approach. Transaction value is typically reported on the basis of either per-subscriber cost or operating income multiple. We consider both, but place more reliance on the income multiple.


Augusta, Georgia, 12/31/94, Page C-14

The Income Approach is widely used in business valuation, and we also use this approach in our work. Our method involves determination of the discounted present value of free cashflow generated over ten years, plus an allowance for the terminal value after ten years. The enclosed worksheet shows our analysis.

Market Value
- ------------

The prices of cable system transactions are frequently evaluated to determine the ratio of operating income (income before depreciation, interest, and management fees) to purchase price; sales results are frequently reported in the
trade press.   We consider principally a multiple of first year projected cashflow, which reflects the relatively-certain changes made possible or otherwise incurred by new management. To select appropriate comparable sales and multiples, we compared this system to the overall market with respect to some key factors. The analysis is subjective, and based on our personal knowledge, but nonetheless helps to ensure that similar transactions are considered.

Future growth: Augusta will have average (or a bit less) internal growth, but there are some possible acquisitions which would help.

Demographics: As discussed above, demographics are reasonably favorable for cable, but not above-average.

Competitive situation: The system has relatively little direct competition, as discussed above.

System marketability: The system is of a very attractive size, and is in an area with a number of qualified buyers.

Rates:  The system has average prospects for rate changes.

System Capacity/Quality:  The system is above average in capacity and quality.

We then reviewed available information on recent transactions and have listed a few below. Because of the rapid changes in the market, only the more recent transactions can be considered, and there are few of these. We have, therefore, included reported market averages on our list:


Augusta, Georgia, 12/31/94, Page C-15

                          Comparable Transaction Data
                          ---------------------------

System                     Date          Subs      $/Sub      CF Mult
- ------                     ----          ----      -----      -------

Single larger systems
Newport News, VA           11/94        48,000      2,542            9.0
Anaheim, CA                11/94       135,000      2,119           10.5
Ansonia, CT                 6/94        32,000      2,667           11.7

Groupings of small systems
MSO in GA, FL, MS           8/94        30,000      1,217            8.3
NJ MSO                     10/94        74,000      1,351            8.0
Pennsylvania MSO           11/94        69,000      1,767            8.1

Major MSO transactions
US West - Wometco           1994       466,000      2,575           11.1
Cox/Times-Mirror            1994     3,000,000      1,916           12.1
Comcast/McLean              1994       550,000      2,309           10.6
Continental/Colony          1994       750,000      1,870           11.3

The foregoing data has been taken from announcements in the trade press, information from brokers, and recent issues of the Cable TV Investor Newsletter,
                                                   ----------------------------
published by Paul Kagan Associates.

These reports of transactions, and general industry commentary, suggest that the "market" in 1994 for larger individual systems is generally 9 to 11, depending on growth, rate control, etc. Collections of larger systems, which have less net downside, are trading in the 10-11 range. Smaller systems (or collections of small systems) trade for 7-8 x, with a few exceptions for unusual circumstances.

After considering all factors, Augusta should command an average multiple. A multiple of 10.0 is appropriate to use in valuing the system by this method.

We calculate the potential value for Augusta using this method as:

      Operating income           $ 14,910,000
      Multiple                             10.0
      System value               $149,100,000
      Current EBU's                    68,265
      Value per EBU              $      2,184

The resultant value per EBU is within the range of reported comparable transaction prices of $1,900 to $2,600.


Augusta, Georgia, 12/31/94, Page C-16

Income Approach
- ---------------

Ten-year free cashflow was determined, as discussed previously. The annual free cashflow was discounted using an average cost of capital calculated as follows:

      Senior debt,  55% @ 9.25%                    5.09
      Subordinated debt, 15% @  12%                1.80
      Equity, 30% @ 23%                            6.90
                                                  -----
         Blended cost of capital                  13.79

The FCC cost-of-service rules will permit a rate of 11.25%, plus further upward tax adjustments. While direct comparison is difficult, this does give our calculation substantial support.

We then added a discounted terminal value.  The terminal value was calculated at
5.5 x year 10 cashflow. The industry will increasingly feel the effects of maturity, regulation and increased competition, Sale multiples may gradually decline as the opportunities for growth into new areas are realized or abandoned. Non-cable businesses currently trade in the 3-4 x cashflow range. Regulated telephone companies presently trade at around 5-7 x cashflow. Selection of 5.5x should reflect the industry's gradual maturity and transformation to a regulated and competitive industry.

Using this approach as shown on the worksheet, we estimated a potential value of $140,808,000.

Appraised Value
- ---------------

We place somewhat more reliance on the current multiple calculation because it involves somewhat fewer assumptions; we have selected an appraised value closer to it than to the DCF analysis. The appraised value of the Augusta, Georgia
cable television system at December 31, 1994 is $147,000,000.   Assuming neither
party had any prior obligation to complete the transaction, a willing buyer would have paid this amount to a willing seller in a cash-for-assets transaction closed on December 31, 1994.


Augusta, Georgia, 12/31/94, Page C-17

                      IMPACT OF FEDERAL CABLE REGULATIONS
                      -----------------------------------

On October 3, 1992, the Congress adopted legislation affecting the cable television industry generally. Detailed implementing regulations have been issued by the FCC on a sporadic basis since that date. Further rules, and modifications, are quite likely. There is also an ongoing legal challenge to the rules. The Congress has indicated that, at most, it may overhaul the entire telecommunications regulatory system. At a minimum, clarification of the 1992 act has been discussed. In short, there is uncertainty.

The appraisal value is based on regulations, system operations, and on the state of the cable television system sale market, as they exist on the appraisal date of December 31, 1994. The appraised value does not necessarily take into account any future events and circumstances.



                        QUALIFICATIONS OF THE APPRAISER
                        -------------------------------

The appraisal was prepared by R. Michael Kruger, owner and president of Western Cablesystems, Inc. Since 1979, he has appraised hundreds of systems for a variety of clients including major MSO's, independent operators, and clients outside the CATV industry. Kruger has extensive background as a CATV executive. From 1974 to 1979, he held various operating positions at ATC, one of the industry's largest operators. In 1979, he joined a small MSO, and until mid-1986 was president of the 30,000 - subscriber company. There, in addition to his operating duties, Kruger prepared CATV system appraisals.

Kruger formed Western Cablesystems, Inc. in 1986, and is its sole owner and principal. Western has been directly involved in all aspects of system operations and finance, including several acquisitions and sales, partnership formation, debt placement, franchising, and system construction and startup. Western presently operates four small cable systems, and is active in the acquisition marketplace. In addition to continuing appraisal work, Kruger has performed consulting engagements for a wide range of topics and clients, including the economic feasibility of international cable and restructuring of individual systems to achieve financial improvements.

Kruger received a BS/MS in engineering from the Massachusetts Institute of Technology in 1967/68. In 1974, he received a Masters in Business Administration (MBA) from the Stanford University Graduate School of Business.


Augusta, Georgia, 12/31/94, Page C-18

- --------------------------------------------------------------------------------------------------------------------------
AUGUSTA, GA OPERATING INCOME WORKSHEET                                                                         Projected
- --------------------------------------------------------------------------------------------------------------------------
                                    1991 Actual         1992 Actual      1993 Actual       1994 Actual           1995
- --------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL SUBSCRIBER BASE
- --------------------------------------------------------------------------------------------------------------------------
Ending Passings                        94,362              97,829          100,165           102,040            103,570
- --------------------------------------------------------------------------------------------------------------------------
Ending Basic Subs                      60,450              63,063           64,605            66,601             68,253
- --------------------------------------------------------------------------------------------------------------------------
Ending Pay Units                       50,775              52,985           50,888            52,990             54,261
- --------------------------------------------------------------------------------------------------------------------------
Ending Basic Pen.                       64.06%              64.46%           64.50%            65.27%             65.90%
- --------------------------------------------------------------------------------------------------------------------------
Ending Pay Pen.                         84.00%              84.02%           78.77%            79.56%             79.50%
- --------------------------------------------------------------------------------------------------------------------------
Average Basic Subs                     60,324              61,757           63,834            65,603             67,427
- --------------------------------------------------------------------------------------------------------------------------
Average Pay Units                      51,926              51,880           51,937            51,939             53,625
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
REVENUE/SUBSCRIBER
- --------------------------------------------------------------------------------------------------------------------------
Avg. Basic $/Sub                       $20.81              $22.71           $23.69            $22.60             $24.14
- --------------------------------------------------------------------------------------------------------------------------
Avg. Pay $/Unit                         $8.47               $8.09            $8.12             $8.18              $8.25
- --------------------------------------------------------------------------------------------------------------------------
Avg. PPV $/Basic                        $0.19               $2.05            $2.71             $3.28              $4.10
- --------------------------------------------------------------------------------------------------------------------------
Avg. Adv. $/Basic                      $12.77              $20.18           $22.12            $24.01             $26.16
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
- --------------------------------------------------------------------------------------------------------------------------
Basic, Tier,Ao, Con                15,063,281          18,829,942       18,148,977        17,792,170         19,532,200
- --------------------------------------------------------------------------------------------------------------------------
Commercial Basic                      382,026             577,042          517,522           493,345            502,000
- --------------------------------------------------------------------------------------------------------------------------
Premium Service                     5,276,159           5,034,474        5,058,245         5,099,968          5,308,917
- --------------------------------------------------------------------------------------------------------------------------
Comm'l Premium                        162,491             139,146          121,993           126,730            130,000
- --------------------------------------------------------------------------------------------------------------------------
Pay Per View                           11,190             126,478          173,135           214,990            276,450
- --------------------------------------------------------------------------------------------------------------------------
Installation                          460,053             555,235          537,881           642,697            770,000
- --------------------------------------------------------------------------------------------------------------------------
Late/Other/Shop                       273,450             732,893          817,042           823,095            848,000
- --------------------------------------------------------------------------------------------------------------------------
Lease Fiber                                 0              14,132           24,300            27,450             48,000
- --------------------------------------------------------------------------------------------------------------------------
Advertising Sales                     770,611           1,246,337        1,411,875         1,574,964          1,764,000
- --------------------------------------------------------------------------------------------------------------------------
Hardware Sales                         35,590             113,170          164,236           160,598            160,000
- --------------------------------------------------------------------------------------------------------------------------
Total Revenue                      22,434,851          25,368,849       26,975,206        26,956,005         29,339,566
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
- --------------------------------------------------------------------------------------------------------------------------
Salary-Admin                          598,587             616,199          675,700           670,011            670,000
- --------------------------------------------------------------------------------------------------------------------------
Salary-LO                              42,899              37,799           33,357            45,896             45,000
- --------------------------------------------------------------------------------------------------------------------------
Salary-Field                        1,635,565           1,661,535        1,698,583         1,733,338          1,768,000
- --------------------------------------------------------------------------------------------------------------------------
Tax/Benefit                           609,654             753,851          637,884           707,582            720,000
- --------------------------------------------------------------------------------------------------------------------------
T&E                                    30,818              38,160           29,970            50,143             37,000
- --------------------------------------------------------------------------------------------------------------------------
Vehicle                               194,178             190,874          181,608           193,379            197,000
- --------------------------------------------------------------------------------------------------------------------------
Labor/OH Capitalize                  -675,951            -820,946         -799,772          -784,453           -539,000
- --------------------------------------------------------------------------------------------------------------------------
Basic Programming                   2,065,669           2,388,174        2,808,318         3,222,911          3,503,497
- --------------------------------------------------------------------------------------------------------------------------
Local Orig. Expense                    27,885              23,853           24,646            29,349             30,000
- --------------------------------------------------------------------------------------------------------------------------
Computer Billing                      628,347             661,514          698,933           701,720            700,000
- --------------------------------------------------------------------------------------------------------------------------
Franchise Fees                        305,663             389,472          461,440           480,396            469,433
- --------------------------------------------------------------------------------------------------------------------------
Copyright                             127,471             143,145           93,124            66,856             78,129
- --------------------------------------------------------------------------------------------------------------------------
Bad Debt/Coll                         431,708             353,080          556,890           485,741            528,112
- --------------------------------------------------------------------------------------------------------------------------
Premium Service                     2,487,391           2,425,226        2,559,492         2,589,511          2,707,547
- --------------------------------------------------------------------------------------------------------------------------
Pay-Per-View Cost                       3,206              64,020           84,162            90,606            124,402
- --------------------------------------------------------------------------------------------------------------------------
Premium-Com'l                          99,719              93,259           66,781            79,538             80,600
- --------------------------------------------------------------------------------------------------------------------------
Cost of Eqpt Sold                       7,775              96,321           94,440           242,593            144,000
- --------------------------------------------------------------------------------------------------------------------------
Power                                 580,977             589,973          546,111           532,796            525,000
- --------------------------------------------------------------------------------------------------------------------------
Insurance                             160,528             139,732          231,238           195,276            182,000
- --------------------------------------------------------------------------------------------------------------------------
Pole Rent                             153,096             194,304          197,085           219,539            197,000
- --------------------------------------------------------------------------------------------------------------------------
Property Tax                          203,813             193,826          193,550           196,399            200,000
- --------------------------------------------------------------------------------------------------------------------------
System Operation                      166,877             136,731          150,588           214,508            167,000
- --------------------------------------------------------------------------------------------------------------------------
Professional Service                    5,137               6,822            3,136             3,595              3,000
- --------------------------------------------------------------------------------------------------------------------------
Office Costs                          140,297             191,831          198,490           193,768            194,000
- --------------------------------------------------------------------------------------------------------------------------
Marketing                             534,588             684,400          717,470           736,172            762,829
- --------------------------------------------------------------------------------------------------------------------------
Advert. Sales cost                    402,112             594,124          752,209           900,032            934,920
- --------------------------------------------------------------------------------------------------------------------------
 Total Expense                     10,968,009          11,847,279       12,895,433        13,797,202         14,429,470
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
Op. Income                         11,466,842          13,521,570       14,079,773        13,158,803         14,910,096
- --------------------------------------------------------------------------------------------------------------------------
Margin                                  51.11%              53.30%           52.20%            48.82%             50.82%
- --------------------------------------------------------------------------------------------------------------------------

DISCOUNTED CASHFLOW MODEL       DECEMBER 31, 1994
FOR APPRAISAL OF AUGUSTA, GA


                             Change
                             Assumptions   1994 Actual       Year 1         Year 2        Year 3       Year 4        Year 5
SYSTEM DATA
Ending Passings                    2.00%     102,040        103,570        105,641       107,754      109,909       112,107
Ending Basic EBU's                            68,404         69,946         71,873        73,849       75,876        77,954
Ending Pay Units                              52,990         54,261         55,756        57,289       58,861        60,473
Basic EBU Penetration              0.50%      67.04%         67.54%         68.04%        68.54%       69.04%        69.54%
Pay Penetration                    0.00%      77.47%         77.58%         77.58%        77.58%       77.58%        77.58%
Average Basic EBU's                                          69,175         70,910        72,861       74,863        76,915
Average Pay Units                                            53,626         55,008        56,523       58,075        59,667
Ending Plant Miles                             1,600          1,624          1,655         1,688        1,721         1,755
New Drops                          1.05                       1,619          2,023         2,075        2,128         2,182
New Miles                            65                          24             32            33           33            34
Rebuilt Miles                                                   150            150


ANNUAL ASSUMPTIONS
Basic Rev/Sub                      3.00%                        290            298           307          316           326
Pay Rev/Unit                       2.00%                        101            103           106          108           110
PPV Rev/Sub                       15.00%                          4              5             5            6             7
Shop/Other Rev/Sub                 8.00%                         15             16            18           19            21
Advertising Rev/Sub                8.00%                         26             28            30           32            35
Per-Sub Expense                    4.00%                         64             67            69           72            75
% of Rev. Expense                                             9.94%          9.94%         9.94%        9.94%         9.94%
Pay/PPV % Expense                                            50.95%         50.00%        50.00%       50.00%        50.00%
Per-Mile Expense                   4.00%                        783            814           847          881           916
Capex per new drop                 3.00%                         60             62            64           66            68
Capex per new mile                 3.00%                     15,000         15,450        15,914       16,391        16,883
Capex per rib mile                 3.00%                      6,333          6,523         6,719        6,920         7,128

REVENUES
Basic                                                    20,034,000     21,152,443    22,386,672   23,691,646    25,071,366
Pay                                                       5,439,000      5,690,856     5,964,438    6,250,837     6,550,643
Pay-Per-View                                                276,000        325,359       384,461      454,275       636,737
Installation                       3.00%                    770,000        793,100       816,893      841,400       866,642
Late/Other/Stop                                           1,056,000      1,169,078     1,297,355    1,439,631     1,597,425
Advertising                                               1,764,000      1,952,891     2,187,173    2,404,838     2,668,425
French, Fee Billed                                                0              0             0            0             0
   Total Revenue                                         29,339,000     31,083,726    33,016,991   35,082,626    37,291,238

EXPENSES
Personnel                          5.00%                  2,898,000      3,042,900     3,195,045    3,354,797     3,522,537
Per-Sub Costs                                             4,430,000      4,722,726     5,046,820    5,392,866     5,762,335
Per-Mile Costs                                            1,271,000      1,347,766     1,429,221    1,515,586     1,607,181
% of Revenue Costs                                        2,917,000      3,090,468     3,282,681    3,486,054     3,707,643
Pay & PPV Costs                                           2,912,000      3,008,107     3,174,450    3,352,556     3,543,690
   Total Expenses                                        14,428,000     15,211,986    16,128,216   17,103,660    18,143,367

Operating Income                                         14,911,000     15,871,740    16,888,776   17,978,767    19,147,851
Operating Ratio                                              50.82%         51.06%        51.15%       51.25%        51.35%

CAPITAL EXPENDITURES
Drops                                                        97,146        125,051       132,085      139,510       147,349
New Plant                                                   353,077        492,356       517,269      543,443       570,941
Rebuild                                                   1,000,000        900,000             0            0             0
Other                              3.00%                     40,000         41,200        42,436       43,709        45,020
Total Capex                                               1,490,223      1,558,607       691,790      726,662       763,310

                             Year 6        Year 7           Year 8         Year 9        Year 10
SYSTEM DATA
Ending Passings                 114,350       116,637          118,969        121,349       123,776
Ending Basic EBU's               60,085        82,270           84,510         86,607        69,162
Ending Pay Units                 62,126        63,821           65,559         67,341        69,168
Basic EBU Penetration            70.04%        70.54%           71.04%         71.54%        72.04%
Pay Penetration                  77.58%        77.58%           77.58%         77.58%        77.58%
Average Basic EBU's              79,019        81,177           83,390         85,658        87,984
Average Pay Units                61,300        62,974           64,690         66,450        68,254
Ending Plant Miles                1,789         1,625            1,860          1,697         1,934
New Drops                         2,237         2,294            2,352          2,412         2,473
New Miles                            34            35               36             37            37
Rebuilt Miles

ANNUAL ASSUMPTIONS
Basic Rev/Sub                       336           346              356            367           378
Pay Rev/Unit                        112           114              117            119           121
PPV Rev/Sub                           8             9               11             12            14
Shop/Other Rev/Sub                   22            24               26             28            31
Advertising Rev/Sub                  37            40               44             47            51
Per-Sub Expense                      78            81               84             88            91
% of Rev. Expense                 9.94%         9.94%            9.94%          9.94%         9.94%
Pay/PPV % Expense                50.00%        50.00%           50.00%         50.00%        50.00%
Per-Mile Expense                    952           991            1,030          1,071         1,114
Capex per new drop                   70            72               74             76            78
Capex per new mile               17,389        17,911           18,446         19,002        19,572
Capex per rib mile                7,342         7,562            7,789          8,022         8,263

REVENUES
Basic                        26,530,055    26,072,171       29,702,423     31,425,782    33,247,495
Pay                           6,864,470     7,192,963        7,536,794      7,896,666     9,273,315
Pay-Per-View                    694,136       749,171          885,029      1,045,472     1,234,940
Installation                    692,641       919,420          947,003        975,413     1,004,675
Late/Other/Stop               1,772,422     1,966,489        2,181,694      2,420,330     2,664,936
Advertising                   2,960,750     3,284,930        3,644,421      4,043,051     4,485,064
French, Fee Billed                    0             0                0              0             0
   Total Revenue             39,654,474    42,185,144       44,897,364     47,806,714    60,930,425

EXPENSES
Personnel                     3,698,664     3,883,597        4,077,777      4,281,666     4,495,749
Per-Sub Costs                 6,156,796     6,577,922        7,027,498      7,507,426     8,019,735
Per-Mile Costs                1,704,324     1,807,349        1,916,615      2,032,499     2,155,403
% of Revenue Costs            3,942,605     4,194,215        4,463,874      4,753,134     5,063,705
Pay & PPV Costs               3,749,303     3,971,067        4,210,911      4,471,069     4,754,128
   Total Expenses            19,251,692    20,434,150       21,696,676     23,045,793    24,488,720

Operating Income             20,402,782    21,750,994       23,200,688     24,760,921    26,441,706
Operating Ratio                  51.45%        51.56%           51.67%         51.79%        51.92%

CAPITAL EXPENDITURES
Drops                           155,623       164,358          173,578        163,311       193,584
New Plant                       599,831       630,182          662,069        695,570       730,766
Rebuild                               0             0                0              0             0
Other                            46,371        47,762           49,195         50,671        52,191
Total Capex                     801,825       642,302          884,843        929,552       976,541

DISCOUNTED CASHFLOW MODEL
FOR APPRAISAL OF AUGUSTA, GA
DECEMBER 31, 1994

                       Year 1      Year 2      Year 3      Year 4      Year 5      Year 6      Year 7      Year 8      Year 9
FREE CASHFLOW
Operating income   14,911,000  15,871,740  16,868,776  17,978,767  19,147,851  20,402,782  21,750,994  23,200,686  24,760,921
Less Capex          1,490,223   1,558,607     691,790     726,662     763,310     601,825     842,302     684,843     929,552
  Free Cashflow    13,420,777  14,313,133  16,196,966  17,252,105  18,384,541  19,600,956  20,906,691  22,315,845  23,831,369
                       Year 10
FREE CASHFLOW
Operating income    26,441,706
Less Capex             976,541
  Free Cashflow     25,465,165

Discount rate                           13.35%
Net Present Value of Free Cashflow  95,494,775
POTENTIAL MARKET VALUE
NPV of Free Cashflow                95,494,775
NPV of Terminal Value               45,313,277
  Potential Market Value           140,808,053
TERMINAL VALUE
Year 10 Op. Income                  26,441,706
Multiple                                  6.00
  Terminal Value                   158,650,235
                         Proportion          Rate
Equity                      30.00%         22.00%
Senior Debt                 55.00%          9.00%
Sub. Debt                   15.00%         12.00%
Blended                                    13.35%
RATIOS
Potential Market Value             140,808,053
Current EBU's                           68,404
First Year Op. Income               14,911,000

Value Per EBU                            2,058
Op Income Multiple                        9.44

                   [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 12-B, Ltd., a Colorado limited partnership, hereby votes on the sale of Cable TV Fund 12-B, Ltd.'s Augusta, Georgia cable television system pursuant to the terms and conditions of that certain Purchase and Sale Agreement dated as of February 22, 1995, as follows:
               [_] CONSENTS  [_] WITHHOLDS CONSENT  [_] ABSTAINS
                           (continued on other side)

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED SALE TRANSACTION.

                                                PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS.
++++                               ++++        When limited partnership inter-
+                                     +      ests are held by joint tenants,
+                                     +      both should sign. When signing as
+                                     +      attorney, as executor, adminis-
                                             trator, trustee or guardian,
                                             please give full title as such.
                                             If a corporation, please sign in
+                                     +      full corporation name by autho-
+                                     +      rized officer. If a partnership,
+                                     +      please sign in partnership name
++++                               ++++      by authorized person.

                                             DATED: _____________________, 1995

                                             __________________________________
                                             Signature
                                             __________________________________
                                             Signature if held jointly

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

                    [LOGO OF JONES INTERCABLE APPEARS HERE]

                            9697 EAST MINERAL AVENUE
                           ENGLEWOOD, COLORADO 80112
                                     PROXY
  THIS PROXY IS SOLICITED ON BEHALF OF THE PARTNERSHIP BY THE GENERAL PARTNER

  The undersigned Limited Partner of Cable TV Fund 12-B, Ltd., a Colorado limited partnership, hereby votes on the sale of Cable TV Fund 12-B, Ltd.'s Augusta, Georgia cable television system pursuant to the terms and conditions of that certain Purchase and Sale Agreement dated as of February 22, 1995, as follows:
               [_] CONSENTS  [_] WITHHOLDS CONSENT  [_] ABSTAINS
                           (continued on other side)

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED LIMITED PARTNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSED SALE TRANSACTION.
                                                PLEASE SIGN EXACTLY AS NAME
                                                          APPEARS.
++++                                ++++
+                                      +     DATED: _____________________, 1995

                                             __________________________________
                                             Beneficial Owner Signature
                                             (Investor)
                                             __________________________________
+                                      +     Authorized Trustee/Custodian
++++                                ++++     Signature

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.